UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Eric S. Bergeson Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: March 31, 2019

Item 1.  Report to Shareholders.

2019 SEMI-ANNUAL REPORT AND QUARTERLY COMMENTARIES March 31, 2019 FUND NAME Investor Class Institutional Class Wasatch Core Growth Fund WGROX WIGRX Wasatch Emerging India Fund WAINX WIINX Wasatch Emerging Markets Select Fund WAESX WIESX Wasatch Emerging Markets Small Cap Fund WAEMX WIEMX Wasatch Frontier Emerging Small Countries Fund WAFMX WIFMX Wasatch Global Opportunities Fund WAGOX WIGOX Wasatch Global Value Fund FMIEX WILCX Wasatch International Growth Fund WAIGX WIIGX Wasatch International Opportunities Fund WAIOX WIIOX Wasatch Micro Cap Fund WMICX — Wasatch Micro Cap Value Fund WAMVX — Wasatch Small Cap Growth Fund WAAEX WIAEX Wasatch Small Cap Value Fund WMCVX WICVX Wasatch Ultra Growth Fund WAMCX —Wasatch-Hoisington U.S. Treasury Fund WHOSX - Beginning January 31, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Wasatch Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, (such as a broker-dealer or bank). Instead, the reports will be made available on the Wasatch Funds website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Wasatch Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with Wasatch Funds, by calling 800.551.1700 or by enrolling in “eDelivery” by logging into your account at https://wasatchfunds.olaccess.com. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with Wasatch Funds, you can call 800.551.1700 to let us know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Wasatch Funds held in your account if you invest through a financial intermediary or all Wasatch Funds held with the fund complex if you invest directly with Wasatch Funds.

WASATCH FUNDS

Salt Lake City, Utah

www.WasatchFunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS — GREAT COMPANIES FIND WAYS TO WIN OVER THE LONG TERM

Ken Applegate, CFA, CMT Portfolio Manager	Linda Lasater, CFA Portfolio Manager

DEAR FELLOW SHAREHOLDERS:

For this latest letter, we focus on a long-held Wasatch investment philosophy: Genuinely great companies are — as Warren Buffett has said — “rare gems” that prevail regardless of political climates, economic conditions or market events.

This view is supported by an extensive quantitative study of corporate growth and survivorship undertaken by Patrick Viguerie and Sven Smit, researchers with consulting giant McKinsey & Company. In 2008, Viguerie and Smit, along with former McKinsey colleague Mehrdad Baghai, published their work in the Wiley business bestseller, The Granularity of Growth.

In 2015, Smit revisited the book’s central thesis with another McKinsey colleague, Yuval Atsmon, to determine if the book’s findings still held true. Smit and Atsmon built a brand-new proprietary database to track company fundamentals across S&P 500 Index constituents over the 30-year period from 1983 to 2013. The duo published their findings in a McKinsey research report entitled Why It’s Still a World of ‘Grow or Go.’ The report found:

•	For the three-decade period, nearly 60% of the S&P 500 companies that lagged their peers — in terms of growth and profit margins — were acquired.
•	More than 75% of the S&P 500 constituents that generated top-line growth and maintained or improved margins outperformed the Index over the period.
•	56% of the companies that grew slowly but also aggressively distributed cash to shareholders outperformed the Index.
•	Companies with deteriorating margins underperformed, even if these companies were still growing at a significant clip.

After revisiting the core tenets of The Granularity of Growth, Smit and Atsmon concluded that “outperforming the competition remains possible in all industries, even in sluggish economic times.” They added that high-performing companies “continually seek the kind of growth that generates real and sustainable value.”

Consistent with the principles described by the McKinsey researchers, we’d like to emphasize the following points:

•

We’re repeatedly faced with challenges — the first quarter of 2019 presented its share, including the longest federal government shutdown in U.S. history, the continuation of the U.S.-China trade tensions and the U.K.’s wrangling over how to exit from the European Union.

•	Financial markets rebounded from sharp fourth-quarter declines. Despite the recent strong stock-market performance, we believe global economic growth is slowing.
•

While we’re on the lookout for potential challenges, having a large universe to pick from means we can always find high-quality, long-duration growth companies around the world and across market capitalizations.

ECONOMY

In terms of economic news, we begin with the United States, the world’s largest economy. Real gross domestic product (GDP) in 2018’s fourth quarter rose at an annual rate of 2.2%, down from an earlier estimate of 2.6%. The retail-sales report from the U.S. Department of Commerce downwardly revised December’s percentage decline from -1.2% to -1.6%, further accentuating the worst month for retail sales since the global financial crisis. However, better news followed when it was reported that U.S. retail sales for January 2019 posted a significant 2.3% year-over-year increase. The U.S. Consumer Price Index also edged up recently, but a temporary drop in energy prices helped to hold down the Index on a year-over-year basis. With core inflation running at about a 2.1% annualized pace, the underlying trend remains in line with the Federal Reserve’s target of 2.0%.

Regarding China, the world’s second-largest economy, early data indicate continued deceleration in 2019. Nevertheless, China’s February retail sales rose more than 8% year-over-year, which was in line with forecasts. What’s more important to us, however, is that the selection of high-quality Chinese companies has doubled in the past three years. We continue to devote significant on-the-ground due diligence aimed at identifying emerging leaders in various industries. This research includes the A-share market of approximately 1,400 companies incorporated in mainland China.

We turn now to Japan, the world’s third-largest economy and home to what we believe is one of the most exciting small-cap markets globally. Despite being supported by easy monetary policy, many economic indicators such as GDP growth are uninspiring. However, there are positive factors — such as Japan’s multi-decade low unemployment rate. With the country facing a labor shortage, we’re seeing some wage inflation, which can act as a tailwind for Japan’s domestic consumers. The tight labor market is also creating opportunities for companies that enable businesses to become more efficient and productive.

Continuing this review of developed nations, we land next on the United Kingdom, which remains in upheaval over Brexit. In April, Prime Minister Theresa May secured an extension from the European Council, which gives her until October 31st to work out a compromise deal with the fractious British Parliament. The uncertainty of Brexit has been clouding the British economy and markets since the referendum in 2016, and this haze is likely to persist until we know the outcome.

Among emerging markets, we see attractive company valuations coupled with bureaucratic reforms and stimulative government initiatives. In addition, investor sentiment has improved due to low inflation and reduced concerns over monetary policies in developed nations. These factors have also enhanced the prospects for emerging-market currency valuations. Moreover, country balance sheets have strengthened, as have international fund flows into emerging markets.

MARCH 31, 2019 (UNAUDITED)

Beyond China, we believe Latin America may offer good investment opportunities. The region’s political situation (although still highly imperfect) has become somewhat more stable, and the economic recovery seems to be getting back on track. In Brazil, we saw signs of improving consumer sentiment, and we think the country will make progress regarding deficit reduction and reining in corruption.

As for India, pro-business priorities and structural government-policy changes implemented over the past several years should pay economic dividends beyond the next decade. The government’s efforts — along with attractive demographics and a still rapidly growing economy — help make the country one of our most-fertile grounds for finding promising emerging-market investments.

MARKETS

We recently heard a great adage about investing: “The stock market is the only market where people head for the exit when things go on sale.” And considering what followed 2018’s stock-market rout, heading for the exit certainly wasn’t a wise move. As long-term investors, we prefer to use overall market weakness as an opportunity to increase our positions in exceptional businesses.

During the first quarter of 2019, the U.S. large-cap S&P 500® Index advanced 13.65%. The technology-heavy Nasdaq Composite Index gained 16.81%. The Russell 2000® Index of small caps rose 14.58%. And growth-oriented small caps performed extremely well, with the Russell 2000 Growth Index up 17.14%. Value-oriented small caps in the Russell 2000 Value Index were up 11.93%, as value stocks — including those across larger market capitalizations — generally trailed growth stocks. The outperformance of growth stocks relative to value names was a continuation of a trend we’ve seen for a number of years.

For the most part, international stocks also performed very well but generally lagged those in the U.S. The MSCI World ex USA Index rose 10.45% and the MSCI Emerging Markets Index gained 9.92% for the first quarter.

Intermediate- and long-term bond yields fell during the quarter as the inversion of the yield curve signaled subdued inflationary expectations. Because bond prices move in the opposite direction of yields, bond indexes posted positive returns. The Bloomberg Barclays US Aggregate Bond Index increased 2.94%. And the Bloomberg Barclays US 20+ Year Treasury Bond Index was up a solid 4.73%.

WASATCH

At Wasatch, we think the returns for stocks and bonds during the first quarter of 2019 were reminders of the difficulty of using macro events to try to predict asset prices. It appeared to us that the first-quarter rebound was triggered by investors feeling relieved by the pause in tightening of U.S. monetary policy and the outright accommodative monetary policies in Europe and Asia.

Stock investors seemed to ignore the inverted yield curve and the signs of slowing economic growth around the world. For our part, we believe it’s important to note that economic slowdowns and recessions aren’t all bad, as they can help correct excesses that build up during economic expansions. This underscores the importance of owning high-quality companies that are able to maneuver through challenging times. Truly exceptional companies focus on the long term — which provides the potential for investors like us to benefit from the power of compounding returns.

As we’ve said, forecasting macro events and how those events might affect stock prices over the short term isn’t our game. But we do recognize that macro events will sometimes create a tailwind for us, while at other times the wind will be in our faces. Through it all, we remain steadfastly focused on the long-term potential of individual stocks. In 2018, our investment team visited companies in 23 countries. Over the past two years, we’ve had over 1,500 face-to-face meetings with management teams and made over 800 on-site company visits. We believe that interactions with such a broad array of companies, combined with our bottom-up quantitative screens, provide an even more robust view of business conditions and competitive dynamics.

With sincere thanks for your continuing investment and for your trust,

Ken Applegate and Linda Lasater

Information in this report regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CFA® is a trademark owned by CFA Institute.

Wasatch Advisors is the investment advisor to Wasatch Funds.

Wasatch Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Wasatch Advisors, Inc.

Definitions of financial terms and index descriptions and disclosures begin on page 34.

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2019 (UNAUDITED)

Management Discussion

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Paul Lambert and Mike Valentine.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	Mike Valentine Portfolio Manager

OVERVIEW

Stocks roared back in the first quarter of 2019. The Wasatch Core Growth Fund — Investor Class delivered a strong gain of 15.37% for the quarter, outperforming the 14.58% return of its primary benchmark, the Russell 2000 Index. The Fund slightly underperformed the Russell 2000 Growth Index, which rose 17.14%.

The past several quarters delivered a host of geopolitical, economic and technical market events — including the U.S. government shutdown, wrangling over Britain’s exit from the European Union and concerns of a “hard landing” for China’s economy. Two other highly publicized macro issues also stood out to us:

1. The wild up-and-down swings in stock prices over the past 15 months underscored, in our view, what may be a sustained increase in market volatility.

2. In late March 2019, the yield curve inverted for the first time since 2007, primarily due to the release of softer U.S. economic data, accommodative signals provided by Federal Reserve officials and bond investors believing interest-rate increases are over. Of course, many market pundits have opined that every American recession over the past 60 years has been preceded by an inverted yield curve. These same pundits have usually failed to mention, however, that a yield-curve inversion doesn’t predict the exact timing of a recession or how stocks will perform.

We raise these two macro issues — the significant increase in market volatility and the yield-curve inversion — not because our investment decisions rely heavily on macro conditions. Rather, we raise these issues because we think investors may have to get used to greater volatility in stock prices and because we want shareholders to be mindful that economic and market predictions aren’t as accurate as the headlines would have us believe.

DETAILS OF THE QUARTER

The top contributor to performance for the first quarter was Euronet Worldwide, Inc., an electronic-payments business that operates ATMs, traditional point-of-sale (POS) terminals, prepaid POS terminals and money-transfer networks. The company reported significant increases in operating income and adjusted earnings per share. As is often the case with stronger-than-expected numbers, Euronet’s stock price soared after the report. We continue to be impressed with the company’s operating discipline — as 2018 was the sixth consecutive year that management delivered double-digit growth in adjusted earnings per share.

Another significant contributor was auto-repair chain Monro, Inc. The company started to see a turnaround in 2017 — after which we visited with Brett Ponton, Monro’s newly installed CEO. During this visit, we were encouraged by the company’s long-term growth prospects, along with Mr. Ponton’s strategic direction. In January 2019, Monro reported record revenue and a significant increase in net income. We remain pleased with Monro’s management team and believe the stock price has started to reflect the company’s progress.

The largest detractor from Fund performance was Metro Bank plc, one of the so-called “challenger banks” established in the U.K. after the global financial crisis. Despite Metro’s rapid growth, the stock plunged in January after the bank disclosed that it had applied an incorrectly low risk weighting to parts of its loan book. The stock fell again in February on news that Metro will have to raise additional equity in order to put more capital behind the misclassified loans. The bank now faces the prospect of having to issue stock at prices that are highly dilutive to the ownership stakes of existing shareholders.

Another major detractor was Cimpress N.V., a “mass-market customization” provider of printing, signage and packaging services. In January, the company reported a second consecutive quarter of disappointing earnings. Cimpress grew consolidated revenue just 8% compared to 32% for the year-ago quarter, which disappointed Wall Street. We plan to monitor Cimpress closely to see if the steep decline in consolidated revenue was a one-time aberration or a more-meaningful trend.

OUTLOOK

As we’ve sifted through a multitude of sales and earnings reports over the past few months, we’ve tried to determine whether or not our long-term holdings remain on track. For the most part, we’ve been very pleased with our companies’ progress — which has led to remarkably little turnover in the Fund.

Going forward, we expect the relatively low turnover to continue. We think about it this way: U.S. small-cap stocks are roughly trading at year-ago levels, but there’s been quite a lot of volatility along the way. Meanwhile, our companies have grown their sales and earnings at double-digit rates overall. We think our companies may have improved their competitive positions in the past year because great businesses tend to strengthen during times of slower economic growth, while lesser businesses tend to weaken.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Core Growth (WGROX) — Investor	-6.18%	6.83%	11.25%	18.45%
Core Growth (WIGRX) — Institutional	-6.11%	6.97%	11.38%	18.54%
Russell 2000® Index	-8.56%	2.05%	7.05%	15.36%
Russell 2000® Growth Index	-8.22%	3.85%	8.41%	16.52%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.18% / Institutional Class — Gross: 1.08%, Net: 1.06%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Euronet Worldwide, Inc.	4.2%

Monro, Inc.	3.4%

Pool Corp.	3.2%

Copart, Inc.	2.9%

ICON plc (Ireland)	2.8%

Company	% of Net Assets

Balchem Corp.	2.8%

Trex Co., Inc.	2.8%

Guidewire Software, Inc.	2.7%

EPAM Systems, Inc.	2.7%

Tyler Technologies, Inc.	2.6%

**

As of March 31, 2019, there were 53 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indexes.

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	MARCH 31, 2019 (UNAUDITED)

Management Discussion

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Matthew Dreith, CFA Portfolio Manager	OVERVIEW Indian equities registered solid gains during the first quarter of the year, with the benchmark MSCI India Investable Market Index (IMI) rising 6.65%. Trailing the benchmark somewhat, the Wasatch Emerging India Fund — Investor Class returned 5.32%.

Apprehension surrounding India’s upcoming general election helped keep stock-market gains in check during January and February. Investors feared populist measures designed to enhance the ruling coalition’s approval with voters might strain India’s finances. Rising oil prices also raised concerns in a country that imports about 80% of the oil it uses. Sentiment improved in March after war was averted in the conflict with Pakistan along India’s northern border.

Energy stocks led India’s equity market higher as the price of Brent crude surged 25% during the first three months of the year. Energy was the top-performing sector of the Index, and the Fund’s lack of investments in energy stocks was the primary reason the Fund lagged its benchmark. Information-technology (IT) stocks also were strong performers, as the IT component of the Index posted a double-digit percentage gain during the quarter. As with energy, however, the Fund’s significantly underweight position in IT hurt performance relative to the Index.

Consumer discretionary was one of the poorest-performing sectors after a lackluster festival season in 2018 fanned concerns that India’s economy may be slowing. Although the Fund’s consumer-discretionary stocks outperformed their benchmark peers, our overweight position in the sector offset that advantage. Health care and communication services were the Fund’s greatest sources of strength against the benchmark. In both of these sectors, our stocks appreciably surpassed their counterparts in the Index and helped Fund performance.

DETAILS OF THE QUARTER

Financials accounted for a number of the Fund’s best performers. These included the two top contributors for the quarter, ICICI Lombard General Insurance Co. Ltd. and Bajaj Finance Ltd. ICICI Lombard is one of the largest private-sector general insurers in India. The company offers motor-vehicle, health, home, travel and other types of insurance coverage. An upswing in India’s insurance cycle continued to benefit ICICI Lombard and other insurance companies.

A non-bank financial company, Bajaj Finance is the lending arm of the Bajaj Group — a well-regarded Indian industrial house founded in 1926. The company is experiencing secular demand growth driven by increased financialization, favorable demographics and a cultural shift away from extended-family living arrangements. We believe the company is creating significant headroom for future growth through its innovative use of technology to expand the markets it serves.

The greatest detractor from Fund performance for the quarter was Godrej Consumer Products Ltd. Operating in India and internationally, Godrej is one of the leading manufacturers of household insecticides in India. As consumers seek new forms of protection from mosquito-borne diseases, illegally manufactured mosquito-repellent incense sticks have captured a growing share of India’s household-insecticide market. Now that Godrej has launched its own mosquito-repellent incense stick under the flagship Goodknight brand, we expect the competitive situation to improve.

Other weak stocks in the Fund included GRUH Finance Ltd. and Bandhan Bank Ltd. GRUH provides a range of home loans and insurance products through a network of offices in India. Bandhan is a commercial bank offering traditional and internet-banking services. Investors reacted negatively to news that Bandhan was acquiring GRUH in a stock-swap deal. The stock prices of both companies fell on the news, as the shareholders of both firms were unhappy with the details of the transaction. We liquidated the Fund’s positions in both companies to seek better opportunities elsewhere.

OUTLOOK

According to official government data released in February, India’s year-over-year gross domestic product growth slowed to 6.6% during the fourth quarter of last year — down from a revised 7% in the previous quarter and the weakest reading in six quarters. For a variety of reasons, we don’t view this report as a significant cause for concern.

First, our investment approach isn’t driven by economic forecasts. Although we take macroeconomic factors into account, most of our analysis focuses on the growth prospects of individual companies. And recent financial results from the companies we own in the Fund have generally been positive, with strong top-line growth in a number of our consumer-related businesses.

Second, part of the recent slowdown resulted from sluggish sales of passenger cars and two-wheeled vehicles. Much of this can be attributed to higher financing costs and a shortage of loans during the fourth quarter as India’s shadow-banking system recovered from the default of a major player. But the tighter liquidity conditions are helping the Fund’s non-bank financial companies gain market share as weaker competitors struggle to obtain capital.

Third, a benign inflationary environment has allowed India’s central bank to take a more-accommodative stance with respect to monetary policy. The Reserve Bank of India (RBI) cut interest rates in February to spur economic growth, and new RBI Governor Shaktikanta Das has signaled the possibility of future cuts.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	MARCH 31, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 4/26/11
Emerging India (WAINX) — Investor	12.62%	4.43%	16.59%	11.49%
Emerging India (WIINX) — Institutional	12.81%	4.64%	16.74%	11.58%
MSCI India IMI	10.06%	2.98%	8.59%	3.07%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are Investor Class: 1.70% / Institutional Class — Gross: 1.60%, Net: 1.51%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Bajaj Finance Ltd. (India)	7.8%

ICICI Lombard General Insurance Co. Ltd. (India)	6.1%

V-Mart Retail Ltd. (India)	5.6%

HDFC Bank Ltd. (India)	5.2%

Housing Development Finance Corp. Ltd. (India)	4.9%

Company	% of Net Assets

Divi’s Laboratories Ltd. (India)	4.6%

Pidilite Industries Ltd. (India)	4.4%

Dr. Lal PathLabs Ltd. (India)	4.2%

Amara Raja Batteries Ltd. (India)	4.1%

AU Small Finance Bank Ltd. (India)	3.6%

**

As of March 31, 2019, there were 35 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: April 26, 2011. The MSCI India IMI (Investable Market Index) is designed to measure the performance of the large-, mid- and small-cap segments of the Indian market. The Index covers approximately 99% of the free-float adjusted market capitalization of the Indian equity universe. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	MARCH 31, 2019 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Roger Edgley, Scott Thomas and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager Scott Thomas, CFA Associate Portfolio Manager	Roger Edgley, CFA Portfolio Manager Matthew Dreith, CFA Associate Portfolio Manager

OVERVIEW

Emerging-market equities got off to a strong start in 2019, helped by a dovish shift in U.S. monetary policy and the prospect of additional economic stimulus in China. The benchmark MSCI Emerging Markets Index rose 9.92% during first quarter of the year. Outpacing the benchmark, the Wasatch Emerging Markets Select Fund — Investor Class gained 13.20%.

After signaling a “patient” approach to raising interest rates in January, the U.S. Federal

Reserve (Fed) pleased investors again in March by projecting no further rate hikes this year. The central bank also downgraded its outlook for U.S. economic growth and said it would stop shrinking its balance sheet in September. Taken together, the Fed’s moves undercut the U.S. dollar, making riskier investments in emerging markets more attractive to investors.

Strong gains in China and Brazil were the main reasons the Fund surpassed its benchmark. The Chinese government vowed to continue supporting the nation’s economy by cutting taxes and fees. In Brazil, new president Jair Bolsonaro faces the difficult tasks of reforming Brazil’s ailing pension system and reviving the economy, but we believe the companies we own there represent enduring, high-quality businesses with attractive prospects for long-term growth.

The Fund’s overweight position in India hurt performance, as apprehension ahead of upcoming elections kept Indian equities in check. A 25% increase in the U.S.-dollar price of Brent crude during the quarter also impacted sentiment toward India, which imports about 80% of the oil it uses.

DETAILS OF THE QUARTER

Chinese stocks were some of the strongest contributors to Fund performance. Among these was Ctrip.com International Ltd., which soared after the online travel agent reported better-than-expected earnings and revenues in its most-recent quarter. Management cited the company’s customer-centric initiatives and platform improvements, as well as Ctrip’s expansion into lower-tier cities through localized product and service offerings. Longer term, the company stands to benefit from rising urbanization rates and the transformation of China’s economy from manufacturing and investment to service and consumption.

MercadoLibre, Inc. was another large contributor. The company operates e-commerce platforms in Brazil and other Latin American countries. MercadoLibre’s payment solution, MercadoPago, is driving strong growth at the company as an increasing number of e-commerce sites and brick-and-mortar retailers adopt MercadoPago as a preferred payment method.

The greatest detractor from Fund performance for the quarter was Godrej Consumer Products Ltd. Operating in India and internationally, Godrej is one of India’s leading manufacturers of household insecticides. As Indian consumers seek new forms of protection from mosquito-borne diseases, illegally manufactured mosquito-repellent incense sticks have captured a significant share of the household-insecticide market. Now that Godrej has launched its own mosquito-repellent incense stick under the flagship Goodknight brand, we expect the competitive situation to improve as informal players exit the market.

Second-largest detractor Discovery Ltd. provides insurance products and services in South Africa and other countries. Higher-than-expected mortality experience impacted Discovery’s life-insurance business in the company’s most-recent quarter. Increased spending in Discovery’s new businesses, which include a bank in South Africa and a health-insurance venture in China, also hampered profitability. Given the expected growth in these new areas, however, we think the investments make sense.

OUTLOOK

Part of the reason for the Fund’s recent outperformance is the type of companies we own. Of particular interest to us are stable businesses tied to secular growth in domestic demand from an expanding middle class. We’re less interested in exporters and commodity producers, which are often subject to the whims of the global economy. During the first quarter, heightened concerns about the pace of global growth boosted the appeal of our high-quality, long-duration businesses.

Given recent structural reforms in India, we’re comfortable carrying an above-benchmark weighting in Indian stocks. Although the uncertainty surrounding India’s upcoming general election kept a lid on stock prices for most of the quarter, March was a month of strong gains for Indian equities.

In China, we continue to devote significant research attention to the A-share market, which consists of the stocks of approximately 1,400 companies incorporated in mainland China. Quoted in Chinese renminbi, A-shares are traded on China’s Shanghai or Shenzhen stock exchanges. Identifying long-duration growth opportunities of the type we favor has proven particularly difficult in China. The task is complicated by the need to invest in Chinese companies whose businesses align with the goals of the Chinese government.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	MARCH 31, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 12/13/12
Emerging Markets Select (WAESX) — Investor	6.35%	-1.60%	2.41%	1.68%
Emerging Markets Select (WIESX) — Institutional	6.53%	-1.32%	2.67%	2.00%
MSCI Emerging Markets Index	1.71%	-7.41%	3.68%	2.64%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class — Gross: 1.76%, Net: 1.51% / Institutional Class — Gross: 1.45%, Net: 1.21%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Bajaj Finance Ltd. (India)	7.7%

Alibaba Group Holding Ltd. ADR (China)	5.0%

Ctrip.com International Ltd. ADR (China)	4.3%

Tencent Holdings Ltd. (China)	4.2%

BGF Retail Co. Ltd. (Korea)	4.1%

Company	% of Net Assets

HDFC Bank Ltd. (India)	4.0%

Vitasoy International Holdings Ltd. (China)	4.0%

Medytox, Inc. (Korea)	3.8%

Raia Drogasil S.A. (Brazil)	3.4%

ICICI Lombard General Insurance Co. Ltd. (India)	3.3%

**

As of March 31, 2019, there were 35 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: December 13, 2012. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure the equity market performance of emerging markets. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	MARCH 31, 2019 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Dan Chace, Roger Edgley, Andrey Kutuzov, Scott Thomas and Kevin Unger.

Ajay Krishnan, CFA Lead Portfolio Manager	Dan Chace, CFA Portfolio Manager	Roger Edgley, CFA Portfolio Manager

Andrey Kutuzov, CFA Associate Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager	Kevin Unger, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch Emerging Markets Small Cap Fund —  Investor Class gained 10.39% for the three months ended March 31, 2019 and outperformed the MSCI Emerging Markets Small Cap Index, which gained 7.76%.

A dovish shift in U.S. monetary policy and the prospect of additional economic stimulus in China helped emerging-market equities get off to a strong start in 2019. While we take macroeconomic factors into account, our primary focus is on analyzing the growth prospects of individual companies in emerging markets. We look for stable businesses benefiting from secular trends tied to a country’s long-term development. We believe the Fund’s holdings are high-quality businesses capable of long-duration growth.

DETAILS OF THE QUARTER

For the quarter, the Fund’s holdings in India substantially outperformed their benchmark counterparts. India is the Fund’s largest country weighting, and the Fund is significantly overweight versus the Index. Info Edge India Ltd., a leader in online classified advertising, was a top contributor to Fund performance. We believe the company has substantial headroom for growth as the Indian market is in the early stages of shifting from print to online advertising. In other markets, we have seen dominant providers of online classified ads demonstrate consistent growth and they are extremely difficult for competitors to dislodge.

The Fund’s holdings in China significantly outperformed those in the benchmark for the quarter led by top overall contributor Vitasoy International Holdings Ltd. This Chinese company offers soy milk, tofu, rice milk, tea, juices and related food-and-beverage products in over 40 countries. Vitasoy reported strong earnings citing improved manufacturing efficiency and favorable trends in commodity prices, particularly sugar and milk powder.

Taiwan was another large contributor to performance led by Win Semiconductors Corp. Win manufactures gallium arsenide (GaAs) wafers, the dominant semiconductor technology for mobile devices. Win is expected to benefit from the deployment of 5G user equipment and network infrastructure. Win also provides optoelectronic device fabrication services for optical communication and 3D sensing applications. Strong demand for 3D sensing has been increasing and diversifying the company’s growth profile.

The Fund’s largest detractor was Douzone Bizon Co. Ltd., the leading accounting software and enterprise-resource planning (ERP) provider in Korea. The company has been transitioning from desktop to cloud software products, which has led to a pickup in growth, margins and returns on capital. Douzone’s ERP business has been more volatile than expected and earnings were below expectations, but we expect the ERP segment to become more consistent over time.

Magazine Luiza S.A., the Fund’s top contributor for 2018, detracted for the first quarter of 2019. The company operates consumer-electronic stores in Brazil. Strong information-technology infrastructure drives its e-commerce business, and its stores act as showrooms and mini-distribution centers.

Muangthai Capital Public Co. Ltd., a provider of lending services in Thailand, was the third-largest detractor. Uncertainty around pending regulation of non-bank financial companies in Thailand and the effect it might have on current interest rates and fees has been substantially resolved.

OUTLOOK

Positive factors that could help emerging markets in 2019 include the U.S. Federal Reserve’s lowered projections for future interest-rate hikes, the potential for a trade deal between the U.S. and China, and the inexpensive prices of emerging-market stocks compared to those in developed markets. Moreover, many emerging-market currencies have stabilized against the U.S. dollar. Lower inflation is supportive of domestic consumers in emerging-market countries.

In India, we expect that when the upcoming national elections are complete, investors will be better able to focus on the strong business momentum and fundamentals that we see every day as we research individual Indian companies.

The emerging-market universe is becoming more diverse across sectors. We are seeing more knowledge-based companies and companies with valuable intellectual property. These and other positive factors support the future of emerging-market equity investing and the long-term growth of companies in these markets.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	MARCH 31, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Emerging Markets Small Cap (WAEMX) — Investor	3.63%	-10.81%	2.34%	13.77%
Emerging Markets Small Cap (WIEMX) — Institutional	4.01%	-10.43%	2.49%	13.85%
MSCI Emerging Markets Small Cap Index	0.03%	-12.42%	1.76%	10.37%
MSCI Emerging Markets Index	1.71%	-7.41%	3.68%	8.94%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are Investor Class — Gross: 1.97%, Net: 1.95% / Institutional Class — Gross: 1.83%, Net: 1.81%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Vitasoy International Holdings Ltd. (China)	3.5%

ICICI Lombard General Insurance Co. Ltd. (India)	3.3%

Medytox, Inc. (Korea)	3.2%

ASPEED Technology, Inc. (Taiwan)	3.2%

51job, Inc. ADR (China)	2.9%

Company	% of Net Assets

Bajaj Finance Ltd. (India)	2.8%

Magazine Luiza S.A. (Brazil)	2.7%

Info Edge India Ltd. (India)	2.7%

Silergy Corp. (Taiwan)	2.5%

Globant S.A. (Argentina)	2.3%

**

As of March 31, 2019, there were 61 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI Emerging Markets and Emerging Markets Small Cap indexes are free float-adjusted market capitalization indexes designed to measure the equity market performance of emerging markets. You cannot invest directly in these or any indexes.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	MARCH 31, 2019 (UNAUDITED)

Management Discussion

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Scott Thomas and Jared Whatcott.

Scott Thomas, CFA Lead Portfolio Manager	Jared Whatcott, CFA Portfolio Manager	OVERVIEW The first quarter of 2019 saw global equity markets rebound from fourth-quarter weakness. In the frontier and emerging small countries universe, the MSCI Frontier Emerging Markets

Index rose 9.44% and the Wasatch Frontier Emerging Small Countries Fund — Investor Class gained 9.66%.

The strength of the U.S. dollar, which has been a persistent headwind for frontier markets and many small emerging-market countries, continued to abate in the first quarter as the U.S. Federal Reserve signaled a “patient” approach to raising interest rates in January and again in March by projecting no further rate hikes this year. What’s more, perceived progress on U.S.-China trade negotiations, however slight, and a recovery in oil prices, after hitting recent lows in December 2018, helped to improve investors’ sentiment on the frontier asset class.

DETAILS OF THE QUARTER

Egypt was the largest contributor to Fund performance for the first quarter. After a difficult period of adjustment and foreign currency liberalization in 2016, the country is now witnessing strong and ameliorating fundamentals such as improving external balances, healthy foreign exchange reserves, inflation normalization, and positive fiscal-reform initiatives. These factors along with high domestic bond yields have attracted asset inflows into the country’s equity and debt markets. Cleopatra Hospital, the largest private hospital operator in Egypt, was a top contributor for the Fund. Cleopatra is at the forefront of consolidating a fragmented and underdeveloped hospital market. With Egypt’s population of 100 million people, a significant undersupply of hospital beds, and one of the lowest levels of health-care spending per capita in the region, we believe demand for Cleopatra’s services is set to grow at a rapid pace.

Two Latin American companies — MercadoLibre, Inc. and Globant S.A. — were the top contributors to Fund performance for the quarter. MercadoLibre operates e-commerce platforms in Brazil and other Latin American countries. The company’s most-recent report highlighted continued strength in sales growth across key markets such as Brazil and Argentina.

Globant, an information-technology services company based in Argentina, has been witnessing strong demand for its digital services and benefits from a portfolio of high-quality, blue-chip customers. Globant’s recently reported results were strong with revenue and margin guidance better than we had expected driven mostly by the company’s ability to meet the needs of media and financial customers.

Colombia was the top-performing country within the Index, increasing nearly 25% for the quarter. As a result, our underweight exposure to Colombia detracted significantly from performance relative to the benchmark. Colombia’s economic indicators were surprisingly good, making evident a gradual firming of economic growth. The Colombian peso appreciated 1.9% in nominal terms versus the U.S. dollar, aided by higher oil prices, the country’s key export.

Our only holding in Colombia, Banco Davivienda S.A., a universal bank, gained nearly 25% during the quarter. The company has been benefiting from accelerating loan growth and improving credit-quality trends. Mortgages, a key lending segment for the bank, increased 16% from the same period a year ago. Banco Davivienda’s digital customers reached 1.4 million, up 62% from the year-ago period.

The largest detractor from Fund performance for the quarter was Discovery Ltd., a South Africa-based insurance company. The company reported worse-than-expected semi-annual results, citing higher investment spending on emerging businesses and a spike in mortality claims. While many investors appear concerned with the company’s elevated spending on what may seem to be initiatives with uncertain outcomes, we remain confident in Discovery’s long-term growth opportunities and see the stock-price weakness as a temporary overreaction.

Muangthai Capital Public Co. Ltd., a provider of lending services in Thailand, was also a large detractor. Uncertainty around pending regulation of non-bank financial companies in Thailand and the effect it might have on current interest rates and fees has been substantially resolved.

OUTLOOK

While specific externalities have been overwhelming many frontier and small emerging markets, including the strong U.S. dollar, others such as weakening commodity prices and external imbalances have largely turned neutral to positive. We believe that the difficult adjustments many frontier and emerging small countries are continuing to make will allow economic stability to continue to improve. Egypt is a good example of how structural reforms are now paying off with better stability and an environment that is more supportive of companies’ efforts to meet their long-term strategic goals.

By continually striving to position the Fund in what we regard as the highest-quality companies across frontier markets and small emerging-market countries, we believe we provide the Fund with the best chance of reaping the potential long-term rewards.

We believe that bottom-up analysis and travel to the regions in which we invest are critical, as economic growth, political structures and willingness to reform vary widely in developing countries. We continue to travel extensively and are excited about the future of frontier and emerging small countries and their expanding role in the global economy.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	MARCH 31, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 1/31/12
Frontier Emerging Small Countries (WAFMX) — Investor	3.98%	-12.12%	-3.39%	4.14%
Frontier Emerging Small Countries (WIFMX) — Institutional	3.95%	-12.04%	-3.25%	4.25%
MSCI Frontier Emerging Markets Index	5.08%	-8.00%	0.31%	3.86%
MSCI Frontier Markets Index	2.25%	-15.00%	0.57%	5.94%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are Investor Class — Gross: 2.31%, Net: 2.17% / Institutional Class —  Gross: 2.07%, Net: 1.98%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Globant S.A. (Argentina)	4.5%

ASA International Group plc (United Kingdom)	4.3%

Safaricom plc (Kenya)	4.3%

PT Bank Central Asia Tbk (Indonesia)	4.2%

Naspers Ltd., Class N (South Africa)	4.0%

Company	% of Net Assets

Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	4.0%

Raia Drogasil S.A. (Brazil)	3.9%

Clicks Group Ltd. (South Africa)	3.9%

Commercial International Bank S.A.E. (Egypt)	3.9%

Cleopatra Hospital (Egypt)	3.8%

**

As of March 31, 2019, there were 37 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: January 31, 2012. The MSCI Frontier Emerging Markets and MSCI Frontier Markets indexes are free float-adjusted market capitalization indexes designed to measure the equity market performance of the global frontier and emerging markets. You cannot invest directly in these or any indexes.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	MARCH 31, 2019 (UNAUDITED)

Management Discussion

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ajay Krishnan, Ken Applegate and Paul Lambert.

JB Taylor Lead Portfolio Manager	Lead Portfolio Manager Ajay Krishnan, CFA

OVERVIEW

Led by the U.S. — and growth stocks in particular — the MSCI ACWI Small Cap Index snapped back from its fourth-quarter swoon. The Index gained 13.10% for the first quarter of 2019, recouping a good portion of the losses from the prior period. The Wasatch Global Opportunities Fund — Investor Class outpaced its benchmark, advancing 16.78%.

In our view, global equities were due for a recovery. We saw the fourth-

Ken Applegate, CFA Portfolio Manager	Paul Lambert Portfolio Manager

quarter selloff as the product of an event-driven market that didn’t reflect continuing fundamental business strength both in the U.S. and elsewhere.

During the first quarter, the U.S. Federal Reserve (Fed), after signaling a “patient” approach to raising interest rates, projected no further rate hikes this year, downgraded its outlook for U.S. economic growth and said it would stop shrinking its balance sheet in September. The Fed’s moves undercut the U.S. dollar, making investments in international stocks outside the U.S. somewhat more attractive to investors. Hopes of a constructive solution to the U.S.-China trade dispute also buoyed the markets.

DETAILS OF THE QUARTER

The U.S., aided in particular by strong results from information-technology companies, contributed the most to the Fund’s outperformance of the Index in the first quarter. Japan was the next-best country contributor.

The Fund’s top-contributing holding for the quarter was MercadoLibre, Inc., which operates e-commerce platforms in Brazil and other Latin American countries. MercadoLibre’s payment solution, MercadoPago, is driving strong growth at the company as an increasing number of e-commerce sites and brick-and-mortar retailers adopt MercadoPago as a preferred payment method.

The second-best contributor was U.S.-based financial transaction processing services provider Euronet Worldwide, Inc. All three segments of the business — Electronic Financial Transaction (EFT) Processing, Money Transfer and epay — showed double-digit operating-profit growth driven by margin expansion, with particular strength in epay.

Zendesk, Inc. was another top contributor from the U.S. information-technology sector. This Software-as-a-Service company focuses on providing customer service and engagement products that help organizations support their customers across various channels including phone, chat, email and social media. Zendesk continued to execute its growth plans.

The greatest detractor from Fund performance was Metro Bank plc. This U.K. retail bank has been disrupting the high street banking industry and winning new customers with its customer-first, employee-empowered strategy and culture. During the quarter, an internal misclassification forced Metro to raise its risk weightings on certain commercial-property loans and buy-to-let mortgages. This required a capital increase 12% higher than analysts had been expecting. Despite the volatility in Metro’s stock price and short-term uncertainties, we believe there is significant upside potential if the company can execute its business strategy.

Cimpress N.V., a “mass-market customization” printed-materials provider, also weighed on Fund performance. The company reported surprisingly disappointing results across its business lines, owing in part to higher customer-acquisitions costs. We’re looking into our concerns regarding the competitive environment.

Finally, the Fund’s position in Sangamo Therapeutics, Inc. was down for the quarter. A clinical-stage biopharmaceutical company, Sangamo specializes in the treatment and cure of gene disorders. Investors reacted negatively to interim results from an early-stage study using the company’s zinc-finger editing technology for the treatment of Hurler syndrome. However, we think it’s too early to draw conclusions until results from the study’s high-dose subjects have been released.

OUTLOOK

After the swift snapback in stock prices that we’ve seen thus far in 2019, we’re remaining watchful of heightened equity valuations. Over the longer term, we believe that the fundamentals supporting the growth of the U.S. economy remain in place. While incoming data suggest softening of industrial-production numbers, businesses are generally cautiously optimistic. Bolstered by more accommodative Fed policy, stocks may have further room to appreciate in 2019, particularly if driven by positive economic political catalysts.

In Japan, where stocks generally experienced a difficult fourth quarter, valuations of many companies bounced back in the first quarter. We continue to see strong fundamentals among our Japanese holdings.

For stocks in the United Kingdom, uncertainty is the greatest problem caused by Brexit. As we have said before, many of the Fund’s U.K. holdings generate the majority of their earnings in foreign markets.

We continue to monitor global political and economic developments that could affect the Fund’s performance. At the same time, our primary focus remains, as ever, on investing in companies with solid fundamentals and strong long-term growth prospects.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	MARCH 31, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Global Opportunities (WAGOX) — Investor	-2.68%	2.32%	8.42%	15.82%
Global Opportunities (WIGOX) — Institutional	-2.68%	2.57%	8.53%	15.88%
MSCI ACWI Small Cap Index	-5.85%	-2.72%	5.54%	14.29%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are Investor Class: 1.55% / Institutional Class — Gross: 1.66%, Net: 1.36%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Euronet Worldwide, Inc.	3.1%

Ensign Group, Inc. (The)	2.7%

Copart, Inc.	2.7%

Zendesk, Inc.	2.4%

Globant S.A. (Argentina)	2.3%

Company	% of Net Assets

Trex Co., Inc.	2.2%

Monro, Inc.	2.2%

Medytox, Inc. (Korea)	2.2%

MercadoLibre, Inc. (Brazil)	2.1%

HubSpot, Inc.	2.0%

**

As of March 31, 2019, there were 74 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed and emerging markets. You cannot invest directly in this or any index.

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	MARCH 31, 2019 (UNAUDITED)

Management Discussion

The Wasatch Global Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Global Value Fund —
Investor Class gained 9.64% in the first quarter of 2019, but underperformed the benchmark MSCI ACWI (All Country World Index), which returned 12.18%.

Large-cap U.S. equities, as measured by the S&P 500® Index, returned 13.65% in the quarter compared to 9.98% for large- and mid-cap international equities as gauged by the MSCI

EAFE Index. After the fourth-quarter 2018 rout in financial markets, the Federal Reserve (Fed) signaled a patient approach entering 2019 and eventually indicated it would likely hold interest rates steady through year-end. The European Central Bank and the People’s Bank of China also moved toward more-stimulative stances. Taken together with indications of progress toward resolving the U.S.-China trade dispute, the tenor of central-bank communications outweighed investor concerns about slowing global economic growth.

Within the global equity universe, information technology, real estate and energy were outperforming sectors, while health care and financials were underperforming sectors. The Fund benefited relative to its benchmark from stock selection in the energy, real-estate and materials sectors. While information technology was the leading contributor to the Fund’s return, our underweight position in the sector detracted from relative performance as did our selection of consumer-discretionary holdings.

The United States, the United Kingdom (U.K.) and Switzerland added the most to the Fund’s return. Relative to the benchmark, the U.K. and Switzerland were strong contributors, while the U.S., China and Japan were significant detractors. As of quarter-end, a little over half of the Fund’s assets were invested in the U.S. with the remainder spread across 13 other countries. Outside the U.S., our typical country weight is small and driven predominantly by company- and sector-specific factors.

DETAILS OF THE QUARTER

EPR Properties was the top contributor to Fund performance in the first quarter. A real estate investment trust (REIT), EPR owns recreational and entertainment properties including megaplex theaters, amusement parks and ski areas, as well as properties leased to charter schools, private schools and early-education providers. With a dividend of nearly 6%, EPR’s shares benefited in the quarter along with the larger REIT segment as interest rates declined and the Fed signaled a halt to hikes in its benchmark rate. In addition, issues around a delinquent educational tenant that leases a number of EPR properties moved closer toward resolution.

Technology company Cisco Systems, Inc. was the second-best contributor. Cisco has recently begun to reap the benefits of an investment cycle, seeing a notable increase in recurring revenue as it moves from selling hardware and networking services to a subscription-based business model.

Within energy, exploration and production company Suncor Energy, Inc. performed well. Suncor specializes in the development of oil sands to produce bitumen (asphalt), which can be used in paving and roofing materials or refined into higher-value synthetic crude oil or diesel fuel. Suncor shares benefited in the quarter as the price of oil rose more than 25% supported by OPEC production cuts.

On the downside, our large position in CVS Health Corp. weighed heavily on performance. Investors were disappointed by management’s guidance for the retail drugstore and pharmacy benefit management (PBM) businesses. More broadly, investors are concerned about the pricing environment for PBMs, given proposals to eliminate rebates paid by drug companies and political rhetoric around lowering drug prices. Disappointing earnings from competitor Walgreens did nothing to boost optimism for CVS stock. The company’s cash flow and dividend remain attractive, and we believe CVS is well-positioned for the long term given its many consumer touchpoints. However, given the complexity in valuing the stock, we trimmed the position in the quarter.

Taiwan financial-services company Fubon Financial Holding Co. Ltd. was the second-largest detractor. In addition to its principal life-insurance arm, Fubon has a significant banking and investment business, which posted poor results in the wake of the fourth-quarter 2018 equity-market decline. The unit was also negatively affected by currency-hedging costs and exchange-rate losses. We view Fubon as an excellent way to gain exposure to Asia’s developing middle class.

An overweight position in Japan Airlines Co. Ltd. detracted from relative performance in the quarter as rising fuel costs impacted investor sentiment regarding the broader airline segment. Investors have also been concerned that the airline may make a significant expenditure on international airport slots in the run-up to the 2020 Olympics in Tokyo. We view any such investment as likely to benefit the long-term outlook for Japan Airlines and have maintained the position.

OUTLOOK

The rebound in global equities in early 2019 reflected investors’ perception that risks to corporate-earnings growth had been reduced given signals of monetary support from major central banks, a somewhat better outlook for U.S.-China trade relations and large-scale stimulus being injected into China’s economy. At current levels, stock prices appear quite vulnerable to any signs of softening earnings. With growth stocks trading at significant premiums as investors anticipate the end of the current cycle, value stocks appear attractive on a relative basis.

We continue to prefer a defensive-minded approach that we expect to be beneficial as late-cycle dynamics gain traction. The Fund remains tilted toward higher-quality companies within the global large-cap value universe, as gauged by lower market sensitivity, lower valuations, higher cash flows, higher dividends and stronger balance sheets.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	MARCH 31, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Global Value (FMIEX) — Investor	-1.80%	5.33%	6.35%	10.99%
Global Value (WILCX) — Institutional	-1.72%	5.49%	6.50%	11.09%
MSCI ACWI	-2.13%	2.60%	6.45%	11.98%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Value Fund are Investor Class — Gross: 1.19%, Net: 1.11% / Institutional Class — Gross: 1.58%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Loss of principal is a risk of investing.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Novartis AG (Switzerland)	4.3%

Exelon Corp.	4.3%

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	4.3%

Royal Dutch Shell plc ADR (United Kingdom)	4.3%

China Mobile Ltd. (China)	4.2%

Company	% of Net Assets

Wells Fargo & Co.	3.8%

Pfizer, Inc.	3.7%

AT&T, Inc.	3.5%

EPR Properties	3.4%

Entergy Corp.	3.4%

**

As of March 31, 2019, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) captures large- and mid-cap representation across 23 developed-market and 24 emerging-market countries. With 2,771 constituents, the Index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in this or any index.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	MARCH 31, 2019 (UNAUDITED)

Management Discussion

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Roger Edgley and Linda Lasater.

Ken Applegate, CFA Lead Portfolio Manager	Roger Edgley, CFA Portfolio Manager	Linda Lasater, CFA Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund — Investor Class gained 13.72% in the first quarter of 2019, outperforming the MSCI ACWI (All Country World Index) ex USA Small Cap Index, which returned 10.26%.

Astute investors know that wealth is created by focusing on the long term and letting the power of compounding work its magic. During the first quarter of 2019, equity markets had a strong rally following a weak fourth quarter. Although quarter-to-quarter swings in performance can be quite distracting, the important point we want to make is that the more you stay focused on the long term and the longer your timeframe, the more the power of compounding can work for you. For example, the Fund’s average annual total return for the 10 years ended March 31, 2019 was 15.96% compared to 11.86% for the Index. In other words, if a shareholder had hypothetically invested $10,000 in the Wasatch International Growth Fund 10 years ago on March 31, 2009, it would have been worth nearly $44,000 as of March 31, 2019, versus about $31,000 if one had invested the same amount in the Index.* This is the power of compounding.

DETAILS OF THE QUARTER

Wasatch’s investment team visited the United Kingdom during January and found that Brexit-related uncertainties continued to prevail. Most U.K. companies have been preparing for a hard Brexit — the U.K. leaves the European Union without a deal — and weakness was evident in many domestic-facing companies. We reduced our exposure to U.K. domestic-focused companies following the 2016 referendum. Since then, the majority of the Fund’s U.K.-listed holdings derive a meaningful portion of their earnings and growth from outside the country.

An example is Fevertree Drinks plc, a strong contributor to the Fund’s first-quarter performance. London-based Fevertree provides premium tonics and drink mixers. After refining the Fevertree brand in the U.K., it has been successfully expanding globally. The initial foray abroad was to Europe, where Fevertree is now seeing strong growth. More recently, the company has been expanding throughout the U.S. Fevertree reported another quarter of strong financial results.

The greatest detractor from Fund performance was Metro Bank plc, a retail bank in the U.K. that has been disrupting the high street banking industry and winning new customers with its customer-first, employee-empowered strategy and culture. During the quarter, an internal misclassification forced Metro to raise its risk weightings on certain commercial-property loans and buy-to-let mortgages. This required a capital increase 12% higher than analysts had been expecting. Despite the volatility in Metro’s stock price and short-term uncertainties, we believe that if the company can execute its business strategy, there will be significant upside potential.

Japan, the Fund’s largest country weighting, added significantly to the Fund’s return and outperformance of the benchmark in the first quarter. Although the fourth quarter was difficult from a stock-price performance perspective, it provided us the opportunity to add to what we consider some of our highest-quality companies. An example is Nihon M&A Center, Inc., which has seen business reaccelerate following a slowdown in deal flow last year. With business succession a growing issue in Japan, Nihon M&A helps small-business owners, often those nearing retirement, to find buyers for their companies. Nihon M&A ended the first quarter as one of the Fund’s top contributors.

Conversely, Pigeon Corp., a Japanese provider of baby bottles, lotions and related products, detracted from Fund performance as earnings were below expectations due to weak sales in China. Our research indicates this weakness is likely transitory. Pigeon continues to innovate and has two key product launches scheduled, which we believe will accelerate growth in years to come.

OUTLOOK

In May, we will spend two weeks in Europe, where we see positive changes occurring. Although Europe faces numerous headwinds — including weak economic data — valuations relative to other developed regions are becoming more compelling.

The U.K. remains a challenging investment environment but the country has a deep pool of high-quality companies, many of which generate the majority of their earnings outside the U.K. This is a key reason the Fund is overweight versus the benchmark in the U.K.

Despite being one of the world’s largest developed economies, Japan’s market is still inefficient and misunderstood by many investors, which provides opportunities for us to use our expertise and on-the-ground research to find companies with outstanding investment potential.

We remain confident in the ability of our companies across the globe to navigate turbulent environments by virtue of their experienced management teams, solid business models and strong competitive positions. We remain optimistic regarding their long-term prospects given recent meetings and calls with management teams, which point to continued investment in their businesses.

Thank you for the opportunity to manage your assets.

*	Please see the “Growth of a Hypothetical $10,000 Investment” graph on the next page.

Current and future holdings are subject to risk.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	MARCH 31, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
International Growth (WAIGX) — Investor	-10.69%	-8.51%	4.47%	15.96%
International Growth (WIIGX) — Institutional	-10.63%	-8.40%	4.54%	16.00%
MSCI ACWI ex USA Small Cap Index	-5.64%	-9.49%	3.26%	11.86%
MSCI World ex USA Small Cap Index	-7.00%	-8.66%	3.69%	12.25%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are Investor Class: 1.45% / Institutional Class — Gross: 1.36%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Vitasoy International Holdings Ltd. (China)	3.0%

XING SE (Germany)	2.3%

Fevertree Drinks plc (United Kingdom)	2.0%

Cochlear Ltd. (Australia)	2.0%

MISUMI Group, Inc. (Japan)	1.8%

Company	% of Net Assets

Nihon M&A Center, Inc. (Japan)	1.8%

Chr. Hansen Holding A/S (Denmark)	1.8%

Asahi Intecc Co. Ltd. (Japan)	1.8%

Patrizia Immobilien AG (Germany)	1.8%

Abcam plc (United Kingdom)	1.7%

**

As of March 31, 2019, there were 88 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indexes.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	MARCH 31, 2019 (UNAUDITED)

Management Discussion

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Linda Lasater, Jared Whatcott and Allison He.

Lead Portfolio Manager Linda Lasater, CFA	Jared Whatcott, CFA Portfolio Manager	Allison He, CFA Associate Portfolio Manager

OVERVIEW

The International Opportunities Fund — Investor Class was up 13.49% for the first quarter and outperformed the benchmark MSCI ACWI ex USA Small Cap Index, which rose 10.26%.

The first quarter of 2019 saw a strong rebound in the world’s equity markets as concerns about a potential escalation in the U.S.-China trade dispute and worries that higher interest rates would dampen global growth quickly faded with the New Year.

While a number of economic and political risks could potentially slow global growth and increase equity-market volatility, keeping our focus on investing in high-quality companies is the best way we know to mitigate those risks. With that perspective, we aim to construct a portfolio of micro-cap businesses with sustainable competitive advantages that are able to thrive, not just survive, in uncertain environments like those we have been witnessing.

DETAILS OF THE QUARTER

The countries that made the largest contributions to Fund performance during the first quarter were Japan, Australia and China. The United Kingdom was the largest detractor from performance relative to the benchmark.

Japan regained its title as the largest contributor to the Fund’s return in the quarter. Leading the way for Japan was Digital Arts, Inc., a developer of email-filtering and web- security software. With sales to public-sector customers accelerating, Digital Arts also has been seeing margin expansion, leading to strong stock performance on the back of a vigorous rebound in Japan’s information-technology (IT) sector.

In Australia, following lackluster gross domestic product (GDP) growth and consumer spending in 2018, as well as a housing downturn last year, the equity market roared to life in 2019, with the health-care and IT sectors performing especially well. Pro Medicus Ltd. was the top overall contributor to Fund performance. This Australian company provides enterprise medical imaging and radiology information system software to world-class medical groups, and has been seeing strong revenue growth and margin expansion.

Australia’s Webjet Ltd., an online travel-booking company, was another strong contributor. Webjet continued to grab market share and was able to achieve profit-margin targets earlier than had been expected.

The Fund’s performance in China was helped by Yihai International Holdings Ltd., our second-best contributor. Yihai makes and sells hotpot soup flavorings, hotpot dipping sauces and Chinese-style compound condiments under its parent’s Haidilao brand name. Yihai reported strong results for the second half of its fiscal year.

While we were pleased with the performance of the aforementioned companies, the performance of a few companies was disappointing. The Fund’s biggest detractors from performance for the quarter were accesso Technology Group plc, TCI Co. Ltd. and Qol Co. Ltd.

London-listed accesso develops IT solutions such as virtual queuing, ticketing, point of sales, group ticketing and guest management for entertainment and leisure venues. Following some earlier issues regarding a surprise increase in research and development spending as well as increased capitalization of product development, the company recently announced unexpected management changes while not adequately addressing questions regarding future investment plans. We exited the position due to lack of confidence.

Taiwanese health-supplement maker TCI was the Fund’s second-largest detractor for the quarter on concerns over China’s regulatory crackdown on inaccurate advertising. Our team discussed the issue with TCI management and came away feeling comfortable that the regulatory concerns are not likely to impact growth. Furthermore, we believe the opportunity in health food and beauty products remains intact.

Japan-listed dispensing pharmacy Qol was the third-largest detractor. In addition to a regulation change in Japan that disproportionately affects dispensing pharmacies, Qol’s earnings have not met our expectations. We decided to move on.

OUTLOOK

International equity markets ended the first quarter riding a wave of optimism over less contentious U.S.-China trade relations as well as more-dovish central-bank attitudes. It remains to be seen, however, whether easier monetary policy and more-stable trade policies will be enough to support the global equity markets through the rest of 2019. China bears watching to see if the government’s efforts will be enough to adequately stimulate domestic Chinese demand.

We continue to find many gems among micro-cap companies in the Japanese market. In addition to Japan, the Wasatch team made research trips to the U.K., India and Taiwan during 2019’s first quarter. We found a number of exciting new names and invested in companies that we see as high quality.

Our ongoing travels to the four corners of the globe have given us opportunities to refine the Fund as we have met with the management teams of prospective investments and current holdings alike. As we gain confidence in the business models and strategies of our portfolio companies, our optimism for the Fund’s long-term prospects also grows.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	MARCH 31, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
International Opportunities (WAIOX) — Investor	-5.85%	-4.79%	7.18%	16.41%
International Opportunities (WIIOX) — Institutional	-5.79%	-4.47%	7.42%	16.54%
MSCI ACWI ex USA Small Cap Index	-5.64%	-9.49%	3.26%	11.86%
MSCI World ex USA Small Cap Index	-7.00%	-8.66%	3.69%	12.25%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are Investor Class: 2.09% / Institutional Class — Gross: 1.96%, Net: 1.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Pro Medicus Ltd. (Australia)	3.1%

Yihai International Holding Ltd. (China)	2.4%

Vitasoy International Holdings Ltd. (China)	2.4%

Hypoport AG (Germany)	2.3%

Philippine Seven Corp. (Philippines)	2.2%

Company	% of Net Assets

Webjet Ltd. (Australia)	2.0%

Open Door, Inc. (Japan)	2.0%

Gulf Oil Lubricants India Ltd. (India)	2.0%

V-Mart Retail Ltd. (India)	1.7%

Fortnox AB (Sweden)	1.6%

**

As of March 31, 2019, there were 98 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indexes.

WASATCH MICRO CAP FUND (WMICX)	MARCH 31, 2019 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Ken Korngiebel and Dan Chace.

Ken Korngiebel, CFA Lead Portfolio Manager	Dan Chace, CFA Portfolio Manager	OVERVIEW Micro-cap equities staged a strong rally during the first quarter of the year, recouping some of the ground lost during the final months of 2018. The benchmark Russell Microcap Index rose 13.10%. The Wasatch Micro Cap Fund surpassed the Index with a gain of 18.86%.

U.S. stocks advanced as the Federal Reserve (Fed) in January signaled a “patient” approach to raising interest rates and then went a step further in March by saying that another hike in 2019 would be unlikely. Improved hopes for a speedy resolution to the U.S.-China trade dispute also underpinned support for equities.

Yields on U.S. Treasury bonds and notes fell sharply in March as the Fed downgraded its forecast for the U.S. economy and announced the end of its program to reduce the debt securities it holds on its balance sheet. With the weaker outlook threatening to crimp demand for loans and further depress lending rates, financial stocks were significant laggards. However, the Fund’s below-benchmark exposure to financials — about 9% compared to about 24% for the Index — significantly benefited relative performance.

For the most part, the prospect of lower interest rates and scarce growth in the economy made the innovative, growing companies we seek to own more appealing to investors. The information-technology (IT) sector was by far the Fund’s largest source of outperformance relative to the benchmark, followed by industrials, consumer discretionary and communication services.

DETAILS OF THE QUARTER

The strongest contributor to Fund performance for the quarter was Tandem Diabetes Care, Inc. The company offers insulin-delivery systems for people with diabetes. Tandem’s share price jumped in February on better-than-expected quarterly results and strong guidance for 2019. Total pump shipments surged 133% versus the year-ago quarter, sending revenues 89% higher and pushing earnings into the black sooner than analysts had been expecting.

Cybersecurity companies Rapid7, Inc. and CyberArk Software Ltd. were the Fund’s second- and third-best contributors, respectively. Rapid7 provides analytics solutions including vulnerability management and incident detection. Helped by the shift to a subscription-based business model and increased demand, revenues in Rapid7’s most-recent quarter surpassed Wall Street estimates.

CyberArk specializes in products and services for organizations to safeguard and monitor their privileged accounts.

Adjusted earnings per share jumped 117% in the company’s most-recent quarter on 36% revenue growth. Management said the trend toward cloud-based computing is boosting demand for CyberArk’s cybersecurity solutions and helping to make the company a “critical component” of its customers’ digital transformations.

The greatest detractor from Fund performance for the quarter was Metro Bank plc. One of the so-called challenger banks established in the U.K. after the financial crisis, Metro is noted for outstanding customer experience. In January, the bank disclosed that it had applied an incorrectly low risk weighting to parts of its loan book. In February, Metro revealed that it would have to raise additional equity in order to put more capital behind the misclassified loans. The bank now faces the prospect of having to issue stock at prices that are highly dilutive to the ownership stakes of existing shareholders. Events at Metro Bank have raised concerns about the bank’s internal controls — and management’s shifting account as to how the errors were discovered hasn’t soothed investors. Meanwhile, the bank’s ambitious growth plans have largely been shelved until the equity raise has been completed. We continue to hold the stock at a low weight but are watching developments closely.

The second-largest detractor was USANA Health Sciences, Inc. The company manufactures and sells nutritional supplements and personal-care products directly to associates and customers in the U.S. and other countries. USANA’s stock price declined amid ongoing regulatory questions in China that were first disclosed about two years ago. With the company’s internal investigation into the matter now substantially complete, management reported that it doesn’t expect a material impact. In our own experience, it’s not unusual for firms employing USANA’s multi-level distribution model to attract the attention of regulators. We remain patient pending further developments.

Sangamo Therapeutics, Inc. was another significant detractor. A clinical-stage biopharmaceutical company, Sangamo specializes in the treatment and cure of gene disorders. Investors reacted negatively to interim results from an early-stage study using the company’s zinc-finger editing technology for the treatment of Hurler syndrome. However, we think it’s too early to draw conclusions until results from the study’s high-dose subjects have been released.

OUTLOOK

Although the Fed’s policy shift appeared to alter investor perceptions during the first quarter, our investment process doesn’t depend on a particular outlook or forecast. Regardless of which types of stocks happen to be in or out of vogue, we continue to do our job the same way. As bottom-up, fundamental investors focused on the long term, we seek companies that can grow regardless of the overall economic environment. We believe our disciplined, research-driven investment approach has the potential to generate attractive returns over time.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH MICRO CAP FUND (WMICX)	MARCH 31, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap	-5.53%	15.71%	12.05%	18.43%
Russell Microcap® Index	-11.94%	-2.36%	5.03%	14.97%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 1.65%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

V-Mart Retail Ltd. (India)	2.2%

Freshpet, Inc.	2.1%

Kadant, Inc.	2.1%

CyberArk Software Ltd. (Israel)	2.1%

Kornit Digital Ltd. (Israel)	2.1%

Company	% of Net Assets

Bandwidth, Inc., Class A	2.0%

Upland Software, Inc.	2.0%

Tandem Diabetes Care, Inc.	1.9%

Fabrinet	1.8%

Rapid7, Inc.	1.8%

**

As of March 31, 2019, there were 85 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

WASATCH MICRO CAP VALUE FUND (WAMVX)	MARCH 31, 2019 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Lead Portfolio Manager

OVERVIEW

U.S. equity markets rebounded sharply in the first quarter of 2019, with some swaths of the market — high-growth stocks, in particular — now more expensive than they were prior to the fourth quarter’s sharp selloff. The Wasatch Micro Cap Value Fund gained 13.82%, approximately in line with the benchmark Russell Microcap Index, which advanced 13.10%.

Dovish commentary from U.S.

Federal Reserve (Fed) officials kicked off the rebound early in the quarter. In our view, U.S. equities were due for a recovery. We believed the fourth quarter selloff was overdone. We had expected the Fed to strike a more moderate stance on interest rates because inflation has remained tame and there haven’t been many signs of excessive risk-taking among businesses and consumers. Other positives during the quarter included the end of the partial government shutdown and de-escalation of U.S.-China trade-war rhetoric.

During the market’s strong first-quarter upswing, the Fund’s more “growthy” names led the way. We trimmed some of them, including microchip makers Inphi Corp. and MaxLinear, Inc., as stock-price performance increased their weights in the Fund to be larger than we desired. Reducing the size of a position to keep it in line with our ongoing assessment of the company’s growth prospects and valuation level is an important aspect of our risk-management process.

With the U.S. economy still on solid footing, one would normally expect economically cyclical, value-oriented names to be more in favor. Yet investors seem as willing as ever to pay high premiums for growth stocks.

DETAILS OF THE QUARTER

Inphi and MaxLinear, mentioned above, were among the Fund’s top contributors to first-quarter performance. These companies are leaders in the “connected home” space, which is increasing the need for fast data connections. In our view, Inphi and MaxLinear are poised to benefit as DOCSIS 3.1, a new international cable modem standard, becomes more widely adopted. Both companies also stand to benefit as more new 5G wireless infrastructure is built. We had originally purchased Inphi and MaxLinear as beaten-up technology names and were pleased to see their stock prices bounce back sharply in the first quarter.

Construction Partners, Inc., an asphalt-paving firm, was another top contributor. The company’s stock price was pulled down in 2018 along with other names in its industry as investors fretted about inflation in road-aggregate asphalt prices. We recognized that Construction Partners’ business was actually somewhat insulated from those price increases and added to our position. When the company announced its most-recent quarterly results, we think investors came to understand that materials pricing really wasn’t an issue, and the stock snapped back in the first quarter.

Among the Fund’s detractors in the first quarter, the two largest were medical-technology companies Neuronetics, Inc. and Ra Medical Systems, Inc. Neuronetics develops devices to treat psychiatric disorders and has seen strong organic growth. The stock’s decline may have been a reflection of investors’ wariness about a new competitor in Neuronetics’ space, but so far we haven’t seen competitive forces impacting the business.

Ra Medical is a newly public company that missed its sales forecast right out of the chute. The company designs and markets lasers and catheters used to treat skin and cardiovascular diseases. What appeared to hold back Ra Medical’s product success, and hurt revenues in the fourth quarter of 2018, was the need to hire qualified sales personnel and improve training for the entire sales team to ensure that doctors are comfortable using the company’s innovative devices. Ra Medical’s management believes that the newly hired chief commercial officer will alleviate the sales-force hiring and training issues.

Finally, the Fund’s position in Sangamo Therapeutics, Inc. was down for the quarter. A clinical-stage biopharmaceutical company, Sangamo specializes in the treatment and cure of gene disorders. Investors reacted negatively to interim results from an early-stage study using the company’s zinc-finger editing technology for the treatment of Hurler syndrome. However, we think it’s too early to draw conclusions until results from the study’s high-dose subjects have been released.

OUTLOOK

International stocks have lagged those in the U.S. over the last several years and now appear quite undervalued. While the Fund’s international holdings have also lagged, the businesses themselves have performed quite well. As a result, we believe the Fund’s international stocks will eventually play catch-up to their U.S. counterparts. We continue to manage down the Fund’s exposure to international industrial activity, which is slowing.

With the Fed softening its policy stance and with the release of strong corporate earnings reports, the U.S. equity market has swung from extreme pessimism in the fourth quarter of 2018 to seemingly boundless optimism so far in 2019. This upward spike in sentiment appears to have generated considerable changes in appetite for investment risk and increased valuations. Given historical patterns following strong market rallies, we wouldn’t be surprised to see stocks pause over the next several months. For the rally to continue throughout 2019, we believe we’ll need to see a more complete resolution of the U.S.-China trade disagreement.

As always, we’ll continue doing what we believe we do best and that is using our bottom-up research process to find outstanding micro-cap companies with the potential to contribute to the Fund’s long-term performance.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH MICRO CAP VALUE FUND (WAMVX)	MARCH 31, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap Value	-6.88%	5.83%	9.33%	18.20%
Russell Microcap® Index	-11.94%	-2.36%	5.03%	14.97%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 1.74%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Freshpet, Inc.	2.0%

Fabrinet	1.8%

Construction Partners, Inc., Class A	1.8%

Arbor Realty Trust, Inc.	1.7%

Napco Security Technologies, Inc.	1.7%

Company	% of Net Assets

Radiant Logistics, Inc.	1.6%

Globant S.A. (Argentina)	1.5%

Esquire Financial Holdings, Inc.	1.5%

OrthoPediatrics Corp.	1.5%

SharpSpring, Inc.	1.5%

**

As of March 31, 2019, there were 95 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	MARCH 31, 2019 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ken Korngiebel and Ryan Snow.

JB Taylor Lead Portfolio Manager	Ken Korngiebel, CFA Portfolio Manager	Ryan Snow Portfolio Manager

OVERVIEW

Stocks bounced back in the first quarter of 2019. The Wasatch Small Cap Growth Fund — Investor Class gained 20.49% and outpaced the 17.14% return of its primary benchmark, the Russell 2000 Growth Index. The Fund also outperformed the Russell 2000 Index, which was up 14.58%.

The U.S. economy has continued to demonstrate some resilience in the face of slowing global growth and a backdrop of political uncertainty. Nevertheless, a downward revision of fourth-quarter U.S. gross domestic product growth and a forecast of only about 1.5% growth in the first quarter have lowered the economic bar for calendar 2019. The good news is that the U.S. economy is at least slowing from a solid position.

During the first quarter, the information-technology sector delivered the best returns for both the Fund and the Russell 2000 Growth Index. This wasn’t surprising to us given that businesses are increasingly turning to technology to make their operations more efficient in an environment of slower growth, increasing competition and a tight labor market. The Fund benefited relative to the benchmark from excellent stock selection and an overweight allocation in information technology.

Notwithstanding the above comments, the macro environment is not our main focus. One good way to describe our investment approach is that we’re “macro-aware” rather than “macro-driven.” We spend the overwhelming majority of our time kicking the tires of high-quality companies and analyzing their fundamentals. Moreover, when we remain impressed by the operating performance and valuation of our companies, we don’t buy and sell just for the sake of showing activity in the Fund.

DETAILS OF THE QUARTER

The top contributor to performance for the first quarter was Euronet Worldwide, Inc., an electronic-payments business that operates ATMs, traditional point-of-sale (POS) terminals, prepaid POS terminals and money-transfer networks. The company reported significant increases in operating income and adjusted earnings per share. As is often the case with stronger-than-expected numbers, Euronet’s stock price soared after the report. We continue to be impressed with the company’s operating discipline — as 2018 was the sixth consecutive year that management delivered double-digit growth in adjusted earnings per share.

Paylocity Holding Corp. also boosted Fund performance. The company provides software for payroll and human-capital management. Paylocity saw its stock price rise after a competitor agreed to be acquired at a premium by a private-equity firm. Incidentally, we also owned that competitor —  Ultimate Software Group, Inc. We think Paylocity now stands to benefit as Ultimate adjusts to the influences of its new owners.

The largest detractor from Fund performance was Metro Bank plc, one of the so-called “challenger banks” established in the U.K. after the global financial crisis. Despite Metro’s rapid growth, the stock plunged in January after the bank disclosed that it had applied an incorrectly low risk weighting to parts of its loan book. The stock fell again in February on news that Metro will have to raise additional equity in order to put more capital behind the misclassified loans. The bank now faces the prospect of having to issue stock at prices that are highly dilutive to the ownership stakes of existing shareholders.

Healthcare Services Group, Inc. (HCSG) was also a significant detractor. HCSG provides outsourced housekeeping and nutritional services for hospitals, nursing homes and other health-care institutions. HCSG shares fell sharply in early March after the company disclosed that it would file its 2018 10-K report 15 days late. Management revealed that the company had received a letter from the Securities and Exchange Commission in November 2017 seeking information about the way HCSG calculates and reports its earnings per share. We continue to monitor the situation for further developments.

OUTLOOK

We’re always aware of macro events but they don’t play major roles in our time-tested, fundamental investment approach. Our fixation is on vigorously analyzing “micro events” that occur at the company-specific level. And while we’re never really just standing still at Wasatch (there’s always another company to research), the first quarter of 2019 was particularly quiet from a trading perspective. This was because the companies we owned were mostly delivering the operating results we had expected.

But we also had a few disappointments like Metro Bank and Healthcare Services Group that are currently under our research microscope. Having said that, our other holdings more than compensated for our disappointments.

In short, we remain as confident as ever that the Wasatch Small Cap Growth Fund currently owns a group of high-quality companies that will grow their top and bottom lines significantly over the coming years. This is exactly the positioning we want to have over the long term — and also during whatever comes next.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	MARCH 31, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth (WAAEX) — Investor	-2.22%	15.62%	9.99%	17.28%
Small Cap Growth (WIAEX) — Institutional	-2.14%	15.76%	10.11%	17.35%
Russell 2000® Growth Index	-8.22%	3.85%	8.41%	16.52%
Russell 2000® Index	-8.56%	2.05%	7.05%	15.36%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are Investor Class: 1.20% / Institutional Class — Gross: 1.09%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Euronet Worldwide, Inc.	4.2%

HEICO Corp., Class A	3.7%

Monro, Inc.	2.9%

ICON plc (Ireland)	2.8%

Zendesk, Inc.	2.7%

Company	% of Net Assets

Copart, Inc.	2.6%

Ollie’s Bargain Outlet Holdings, Inc.	2.6%

RBC Bearings, Inc.	2.6%

Five Below, Inc.	2.5%

Neogen Corp.	2.4%

**

As of March 31, 2019, there were 66 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	MARCH 31, 2019 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins Lead Portfolio Manager

OVERVIEW

U.S equities rebounded from 2018’s poor finish to register one of their best quarters of the post-financial crisis era. Investors were encouraged by stabilizing domestic growth data, signs that the United States and China were working to resolve their trade dispute, and indications that the U.S. Federal Reserve was unlikely to raise interest rates again in 2019. These factors helped the benchmark Russell 2000

Value Index to gain 11.93%.

The Wasatch Small Cap Value Fund — Investor Class gained 11.67%, a return in line with that of the benchmark. We view this as a positive result given that we outperformed when the market posted a double-digit loss in the fourth quarter of 2018 — an indication that our stock-selection process may have helped to mitigate the downside and allowed the Fund to participate in the subsequent rally. We believe this favorable risk/return profile reflects our emphasis on higher-quality, fundamentally sound and financially strong companies.

DETAILS OF THE QUARTER

The vast majority of the Fund’s holdings delivered positive returns in the first quarter. Several top contributors illustrate key elements of our strategy and process, including the role of patience in value investing. In many cases, it takes some time for an investment thesis to play out and there are often bumps along the way. However, we’ll generally stay invested in an underperforming holding as long as the fundamental story remains intact. An example is truckload company Knight-Swift Transportation Holdings, Inc., which lagged in 2018 as the company worked to integrate a large acquisition. We thought the selloff in Knight-Swift’s shares was greatly exaggerated given the company’s history of strong execution. In the first quarter, management announced strong results and boosted its 2019 earnings outlook, and Knight-Swift’s stock regained most of the lost ground.

Another top contributor, Sleep Number Corp. provides an excellent example of our unique Fallen Angel discipline. “Fallen Angel” is the term we use to describe a high-quality company with an outstanding business model whose shares have descended into value territory due to short-term factors. In 2017, we built up a meaningful position in Sleep Number after a stretch of weakness on the belief that the company’s efforts to transform its mattress business were not fully reflected in its earnings. Investors have begun to take notice of the company’s fundamental changes. Sleep Number’s stock gained over 40% in the first quarter.

The Fund typically has low exposure to the materials and energy sectors. That’s because we would rather not allocate capital to companies whose fortunes are tied to commodity prices. When we do invest in these areas, we tend to favor businesses that have more control over their own destinies. One such business is Innospec, Inc., a materials company with a suite of specialty chemicals that can perform independently of the generic “commodity cycle.” We invested in Innospec based on its good cash flow, multiple products and modest growth story. Innospec was one of the top contributors to Fund performance in the quarter.

Despite having many winners, the Fund gave back some ground through weakness in a handful of individual stocks. Among the largest detractors were Stamps.com, Inc., Atlas Financial Holdings, Inc. and Cimpress N.V. Stamps.com announced the end of an exclusive agreement with the U.S. Postal Service and the stock slumped. As portfolio managers, one of our most important tasks is to determine whether to keep an underperforming position, or whether fundamental deterioration indicates that a stock may have become a “value trap.” We chose to hold Stamps.com because we think the company may now be in a better position to take advantage of other growth opportunities. We also like its potential for international expansion and ability to capitalize on the growth of e-commerce. With that said, we’re closely monitoring developments.

In contrast, we sold our position in Atlas Financial, a commercial auto insurer, because the company announced it would need to increase its reserves to cover previous losses.

U.S.-listed, Dutch-domiciled Cimpress, a “mass-market customization” printed-materials provider, reported surprisingly disappointing results across its business lines, owing in part to increasing competitive pressures. We reduced our position during the quarter in recognition of this risk, but our long experience with the company reminds us that Cimpress has overcome headwinds before. We’ll continue to monitor results.

OUTLOOK AND POSITIONING

Our portfolio activity was relatively light over the past three months, with the only notable changes involving shifts within the financials sector. We’ve been underweight in financials for quite some time, but recent volatility gave us the chance to compare our holdings with other opportunities. As part of this process, we sold three underperforming banks and one real estate investment trust, as we believe these companies may continue to face headwinds. We redeployed some of the sales proceeds into financial companies that we believe have better long-term prospects.

From a broader standpoint, we view the volatility of the past six months as a positive development since rapid market movements often create a wider range of opportunities for us to put our Fallen Angel strategy to work. We believe our focus on high-quality companies with recurring revenues, deeply entrenched customer bases, and limited competition continues to provide the foundation for competitive performance in both up and down markets.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	MARCH 31, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Value (WMCVX) — Investor	-5.76%	3.46%	8.21%	17.35%
Small Cap Value (WICVX) — Institutional	-5.72%	3.57%	8.31%	17.47%
Russell 2000® Value Index	-8.97%	0.17%	5.59%	14.12%
Russell 2000® Index	-8.56%	2.05%	7.05%	15.36%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class: 1.20% / Institutional Class — Gross: 1.13%, Net: 1.06%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Euronet Worldwide, Inc.	4.7%

Monro, Inc.	3.9%

Knight-Swift Transportation Holdings, Inc.	3.7%

Kadant, Inc.	3.7%

Dorman Products, Inc.	3.7%

Company	% of Net Assets

Ensign Group, Inc. (The)	3.3%

Innospec, Inc.	3.1%

Arbor Realty Trust, Inc.	2.7%

Lithia Motors, Inc., Class A	2.6%

Altra Industrial Motion Corp.	2.6%

**

As of March 31, 2019, there were 49 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH ULTRA GROWTH FUND (WAMCX)	MARCH 31, 2019 (UNAUDITED)

Management Discussion

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Ultra Growth Fund gained 18.90% during the first quarter of 2019 and outpaced its benchmark, the Russell 2000 Growth Index, which rose 17.14%. Equity prices moved higher amid signs of easier U.S. monetary policy and hopes for a speedy resolution to the U.S.-China trade dispute. On the economic front, data released during the quarter showed a slowing U.S. economy leading Federal Reserve officials to signal no interest-rate hikes this year.

As bottom-up investors, we don’t make macroeconomic or political forecasts. Instead, we take events and data as they come, factoring them into our assessments of individual companies and industry exposures. We continually reassess the near-term risks and earnings profiles of our companies as they relate to macro issues such as their trade exposure to China. Generally speaking, corporate earnings face more difficult year-over-year comparisons in 2019 after benefiting from a tax cut last year.

With the economic outlook appearing more uncertain, growth stocks outperformed value stocks during the first quarter. A mainstay for growth investors, information-technology (IT) led the advance in equities. The Fund’s IT stocks outgained the IT positions in the benchmark, and our overweight position was a tailwind to performance. Consumer discretionary was another source of strength relative to the benchmark driven by the strong performance of our holdings across the sector and outsized gains in a few individual holdings.

DETAILS OF THE QUARTER

The strongest contributor to Fund performance for the first quarter was Paylocity Holding Corp. The company provides software for payroll and human-capital management using the Software-as-a-Service business model. Paylocity saw its stock price rise after a competitor agreed to be acquired at a premium by a private investor group. Incidentally, we also owned the competitor that was acquired — Ultimate Software Group, Inc. We think Paylocity stands to benefit as Ultimate adjusts to the influences of its new owners. For Paylocity, better-than-expected revenues, earnings and forward guidance also helped push its stock higher during the quarter.

Tandem Diabetes Care, Inc. was the second-best contributor. The company offers insulin-delivery systems for people with diabetes. Shares of Tandem jumped in February on better-than-expected quarterly results and strong guidance for 2019. Total pump shipments surged 133% versus the year-ago quarter, sending revenues 89% higher and pushing earnings into the black sooner than analysts had been expecting.

The greatest detractor from Fund performance for the quarter was Metro Bank plc. One of the so-called challenger banks established in the U.K. after the financial crisis, Metro is noted for outstanding customer experience. In January, the bank disclosed that it had applied an incorrectly low risk weighting to parts of its loan book. In February, Metro revealed that it would have to raise additional equity in order to put more capital behind the misclassified loans. The bank now faces the prospect of having to issue stock at prices that are highly dilutive to the ownership stakes of existing shareholders. Events at Metro Bank have raised concerns about the bank’s internal controls — and management’s shifting account as to how the errors were discovered hasn’t soothed investors. We continue to hold the stock at a low weight but are watching developments closely.

The Fund’s second-largest detractor was Sangamo Therapeutics, Inc. A clinical-stage biopharmaceutical company, Sangamo specializes in the treatment and cure of single-gene disorders. Investors reacted negatively in February to interim results from an early-stage study using the company’s zinc-finger gene-editing technology for the treatment of Hurler syndrome. However, we think it’s too early to draw conclusions until results from the study’s high-dose subjects have been released.

Healthcare Services Group, Inc. (HCSG) was also a significant detractor. HCSG provides outsourced housekeeping and nutritional services for hospitals, nursing homes and other health-care institutions. HCSG shares fell sharply in early March after the company disclosed that it would file its 2018 10-K report 15 days late. Management revealed the company had received a letter from the Securities and Exchange Commission in November 2017 seeking information about the way HCSG calculates and reports its earnings per share. The company also disclosed it received a subpoena from the commission concerning the matter in March 2018. With little else to go on, investors assumed the worst and sold the stock. We continue to monitor the situation for further developments.

OUTLOOK

One of the main principles behind the Wasatch investment approach is the thesis that in the long run, earnings drive stock prices. Simply put, we believe companies that can compound their earnings at favorable rates over time will generate attractive long-term investment returns. Even so, fluctuations in expectations can have an outsized impact over shorter periods. We think the currently high levels of uncertainty provide good reason for investors to be cautious.

Regardless of the near-term outlook, our disciplined investment approach keeps us squarely focused on the growth prospects of individual businesses over long periods of time. We look for dynamic, innovative companies that can take market share and grow even in unfavorable economic environments. Interestingly, those types of companies tend to be the ones investors seek most during an economic downturn. While the current investment environment demands modest expectations for short-term returns, we believe our investment approach retains its appeal over appropriately longer horizons.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH ULTRA GROWTH FUND (WAMCX)	MARCH 31, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	-2.60%	23.17%	13.92%	19.96%
Russell 2000® Growth Index	-8.22%	3.85%	8.41%	16.52%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.25%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Paylocity Holding Corp.	2.8%

Trex Co., Inc.	2.4%

Zendesk, Inc.	2.2%

Freshpet, Inc.	2.2%

Knight-Swift Transportation Holdings, Inc.	2.1%

Company	% of Net Assets

InterXion Holding N.V. (Netherlands)	2.0%

Kornit Digital Ltd. (Israel)	1.9%

Proto Labs, Inc.	1.9%

Five Below, Inc.	1.9%

Tandem Diabetes Care, Inc.	1.9%

**

As of March 31, 2019, there were 82 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	MARCH 31, 2019 (UNAUDITED)

Management Discussion

Van Hoisington Lead Portfolio Manager	Van R. Hoisington, Jr. Portfolio Manager	David Hoisington Portfolio Manager

OVERVIEW

U.S. Treasury bond yields decreased in the first calendar quarter of 2019 after increasing for much of 2018. The 30-year Treasury bond yield declined to 2.81% down from 3.02% at the end of 2018. Fiscal-policy actions, which stimulated gross domestic product (GDP) growth early last year, proved to be fleeting. By late 2018, that stimulus was almost impossible to detect in the broad economic aggregates.

DETAILS OF THE PERIOD

For the three months ended March 31, 2019, the Wasatch-Hoisington U.S. Treasury Fund gained 5.37%, while the benchmark Bloomberg Barclays US Aggregate Bond Index only rose 2.94%. For the 12-months ended March 31, 2019, the Fund gained 5.85%, outperforming the Index, which increased 4.48%.

OUTLOOK FOR THE YEAR

The slowdown in U.S. economic activity that started in 2018 has continued into 2019, as confirmed by deteriorating indicators in cyclical bellwether sectors — autos, housing and capital spending — and broad economic aggregates. This has been acknowledged by the Federal Open Market Committee (FOMC) and recognized in the market, as revealed by declining yields in high-grade money and bond markets. These developments reflect the unfolding of two major economic theorems. First, federal-debt accelerations ultimately lead to lower, not higher, interest rates. Debt-funded traditional fiscal stimulus is extremely fleeting when debt levels are already inordinately high. Thus, additional and large deficits provide only transitory gains in economic activity, which are quickly followed by weaker business conditions. With slower economic growth and inflation, long-term rates inevitably fall. Second, monetary decelerations eventually lead to lower, not higher, interest rates as originally theorized by economist Milton Friedman.

In the past 20 years, gross government debt as a percentage of GDP advanced dramatically in all major economic areas of the world, yet long-term government bond yields dropped sharply in these areas. This result contradicts the view that the supply of government debt determines long-term risk-free yields. In microeconomic models and standard supply/demand analysis, increasing the issuance of debt could push yields higher. Quite possibly in the short run, heavy issuance of government debt has this presumed effect, but it is not the ultimate determinant of long-term risk-free rates.

The Fisher equation (i=r+ pe) defines the long-term risk-free rate as being equal to the real rate plus expected inflation. This means that any short-run increase in yields caused by greater supply is eventually reversed by deteriorating economic and inflation fundamentals. Undoubtedly, government debt will rise sharply relative to GDP over the next several years. This increased debt level will weaken economic activity, thus inflation, pushing long-term yields lower, thereby continuing the now almost three-decade-long trend toward lower long-term Treasury yields.

Irving Fisher’s equation of exchange (M2*V=GDP) states that money times its turnover (velocity) is equal to nominal GDP. The Federal Reserve (Fed) has virtually no control over the velocity of money, but it can influence the monetary and credit aggregates. The Fed’s actions over the past four years fit a pattern that has many precedents in economic history. The reserve aggregates, such as the monetary base and excess reserves, peaked in the summer of 2014. The federal-funds rate has been raised nine times since December 2015. The year-over-year growth in M2 and bank credit peaked in October 2016 and then decelerated sharply thereafter. Meanwhile, the velocity of money fell sharply. Also, symptomatic of the monetary restraint, the yield curve flattened dramatically, with parts of the curve inverting. Moreover, the fall in the monetary base resulted in an unprecedented contraction in world dollar liquidity that led to monetary decelerations in Europe, Japan and China and from there to a synchronized global economic slowdown.

The Fed appears to have a high sensitivity to coincident or contemporaneous indicators of economic activity, however, the economic variables (i.e., money and interest rates) over which it has influence are slow moving and have enormous lags. In the most recent episode, in the last half of 2018, the Fed raised interest rates twice in reaction to strong mid-year GDP numbers. These actions were taken despite the fact that the results of the Fed’s previous rate hikes and monetary deceleration were beginning to show that they were actually slowing economic growth. It appears that history is being repeated — too tight for too long, slower growth, lower rates.

As a result of these considerations, we conclude that the Fund’s investments in long-term U.S. Treasury securities are appropriate.

Thank you for the opportunity to manage your assets.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	MARCH 31, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	9.75%	5.85%	5.85%	5.11%
Bloomberg Barclays US Aggregate Bond Index	4.63%	4.48%	2.74%	3.77%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.70%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*	Not annualized.

TOP U.S. TREASURY HOLDINGS**

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bond, 2.250%	8/15/46	30.5%

U.S. Treasury Strip, principal only	8/15/45	25.3%

U.S. Treasury Bond, 3.000%	8/15/48	15.2%

U.S. Treasury Strip, principal only	5/15/44	12.1%

Holding	Maturity Date	% of Net Assets

U.S. Treasury Strip, principal only	8/15/40	6.6%

U.S. Treasury Bond, 2.500%	2/15/45	5.2%

U.S. Treasury Bond, 3.750%	11/15/43	3.9%

U.S. Treasury Bond, 3.125%	8/15/44	0.9%

**

As of March 31, 2019, there were 8 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Bloomberg Barclays US Aggregate Bond Index is a broadbased flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). You cannot invest directly in this or any index.

WASATCH FUNDS MANAGEMENT DISCUSSIONS

Definitions of Financial Terms

Brexit is an abbreviation for “British exit,” which refers to the June 23, 2016 referendum whereby British citizens voted to exit the European Union. The referendum roiled global markets, including currencies, causing the British pound to fall to its lowest level in decades.

China A-shares, along with B-shares, are sold on mainland China’s two stock exchanges, which are in Shanghai and Shenzhen. The key difference between A-shares and B-shares is that A-shares are denominated in mainland China’s currency, the renminbi, and B-shares are denominated in foreign currency (U.S. dollars in Shanghai and Hong Kong dollars in Shenzhen).

The “cloud” is the internet. Cloud-computing is a model for delivering information-technology services in which resources are retrieved from the internet through web-based tools and applications, rather than from a direct connection to a server.

The U.S. Consumer Price Index (CPI), also called the cost-of-living index, is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food, and transportation. The CPI is published monthly. The headline CPI includes volatile food and energy prices, while the core CPI excludes food and energy.

A credit aggregate measures the stock of bank loans outstanding at a point in time.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Earnings per share or EPS is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth rates help investors identify companies that are increasing or decreasing in profitability.

The federal-funds rate is the interest rate at which private depository institutions (mostly banks) lend balances (federal funds) at the Federal Reserve to other depository institutions, usually overnight. It is the interest rate banks charge each other for loans.

The Federal Open Market Committee (FOMC), a component of the Federal Reserve System, is charged under United States law with overseeing the nation’s open market operations. Open market operations are the means of implementing monetary policy by which a central bank controls the short-term interest rate and the supply of base money in an economy, and thus indirectly the total money supply.

The global financial crisis, also known as the financial crisis of 2007-09 and 2008 financial crisis, is considered by many economists to have been the worst financial crisis since the Great Depression of the 1930s.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

M2 money supply consists of currency and checking accounts, consumer-type time and savings accounts and equivalent near monies, while M3 money supply consists of M2 plus business-type time deposits and less liquid near monies. Both M2 and M3 exclude monies and near monies owned by the Treasury, depository institutions and foreign banks and official institutions and IRA and Keogh balances owned by consumers.

A monetary aggregate measures the stock of money outstanding within an economy at a point in time.

The monetary base is the total amount of a currency that is either circulated in the hands of the public or in the commercial bank deposits held in the central bank’s reserves. This measure of the money supply typically only includes the most liquid currencies.

OPEC is an acronym for the Organization of Petroleum Exporting Countries. OPEC was founded in 1960. It is a collective of countries that export large amounts of petroleum and was formed to establish oil-exporting policies and set prices.

Real gross domestic product (GDP) is a macroeconomic measure of the value of economic output adjusted for price changes (i.e., inflation or deflation). This adjustment transforms the money-value measure, nominal GDP, into an index for quantity of total output.

Return on equity (ROE) measures a company’s efficiency at generating profits from shareholders’ equity.

The Shanghai Stock Exchange is the largest stock exchange in mainland China. It is a non-profit organization run by the China Securities Regulatory Commission (CSRC).

The Shenzhen Stock Exchange, based in Shenzhen, Guangdong, is one of China’s three stock exchanges. The other two are the Shanghai Stock Exchange and the Hong Kong Stock Exchange.

Valuation is the process of determining the current worth of an asset or company.

The velocity of money (V) is defined as the rate at which money circulates, changes hands or turns over in an economy.

The yield curve is a line on a graph that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares three-month, two-year, five-year and 30-year U.S. Treasury securities. This yield curve is used as a benchmark for other interest rates, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

INDEX DESCRIPTIONS AND DISCLOSURES

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable-rate mortgage [ARM] pass-throughs), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) (agency and non-agency).

The Bloomberg Barclays US 20+ Year Treasury Bond Index measures the performance of U.S. Treasury securities that have remaining maturities of 20 or more years.

The MSCI EAFE Index is an equity index that captures large- and mid-cap representation across 21 developed-market countries around the world, excluding the United States and Canada. With 920 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MARCH 31, 2019 (UNAUDITED)

The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 emerging market countries. With 1,136 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World ex USA Index captures large- and mid-cap representation across 22 of 23 developed market countries—excluding the United States. With 1,012 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Pertaining to the use of MSCI information. Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties or originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Launched in 1971, the Nasdaq Composite Index is a market-capitalization weighted index of the more than 3,000 securities listed on The Nasdaq Stock Market. The types of securities in the index include American depositary receipts, common stocks, limited partnership interests, ordinary shares, real estate investment trusts (REITs), shares of beneficial interest (SBIs) and tracking stocks.

The Russell 2000 Index is an unmanaged total-return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely used in the industry to measure the performance of small-company stocks.

The Russell 2000 Growth Index measures the performance of Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index measures the performance of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Pertaining to the use of Russell information. All rights in the Russell 2000, Russell 2000 Growth and Russell 2000 Value vest in the relevant London Stock Exchange Group plc (collectively, the “LSE Group”), which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of any Wasatch portfolio. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from any Wasatch portfolio or the suitability of these indexes for the purpose to which they are being put by Wasatch Advisors, Inc.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance.

You cannot invest directly in these or any indexes.

WASATCH FUNDS

Operating Expenses (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period ended March 31, 2019.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six-month period ended March 31, 2019. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses.

MARCH 31, 2019 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2018	End of Period March 31, 2019
Core Growth Fund — Investor Class

Actual	$1,000.00	$938.20	$5.75	1.19%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$5.99	1.19%
Core Growth Fund — Institutional Class

Actual	$1,000.00	$938.90	$5.08	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Emerging India Fund — Investor Class

Actual	$1,000.00	$1,126.20	$9.12	1.72%
Hypothetical (5% before expenses)	$1,000.00	$1,016.36	$8.65	1.72%
Emerging India Fund — Institutional Class

Actual	$1,000.00	$1,128.10	$8.01	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,017.40	$7.59	1.51%
Emerging Markets Select Fund — Investor Class

Actual	$1,000.00	$1,063.50	$7.77	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,017.40	$7.59	1.51%
Emerging Markets Select Fund — Institutional Class

Actual	$1,000.00	$1,065.30	$6.23	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,018.90	$6.09	1.21%
Emerging Markets Small Cap Fund — Investor Class

Actual	$1,000.00	$1,036.30	$10.00	1.97%
Hypothetical (5% before expenses)	$1,000.00	$1,015.11	$9.90	1.97%
Emerging Markets Small Cap Fund — Institutional Class

Actual	$1,000.00	$1,040.10	$9.26	1.82%
Hypothetical (5% before expenses)	$1,000.00	$1,015.86	$9.15	1.82%
Frontier Emerging Small Countries Fund — Investor Class

Actual	$1,000.00	$1,039.80	$11.44	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.71	$11.30	2.25%
Frontier Emerging Small Countries Fund — Institutional Class

Actual	$1,000.00	$1,039.50	$10.42	2.05%
Hypothetical (5% before expenses)	$1,000.00	$1,014.71	$10.30	2.05%
Global Opportunities Fund — Investor Class

Actual	$1,000.00	$973.20	$7.72	1.57%
Hypothetical (5% before expenses)	$1,000.00	$1,017.10	$7.90	1.57%
Global Opportunities Fund — Institutional Class

Actual	$1,000.00	$973.20	$6.69	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.15	$6.84	1.36%
Global Value Fund — Investor Class

Actual	$1,000.00	$982.00	$5.44	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.45	$5.54	1.10%
Global Value Fund — Institutional Class

Actual	$1,000.00	$982.80	$4.70	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.20	$4.78	0.95%
International Growth Fund — Investor Class

Actual	$1,000.00	$893.10	$6.94	1.47%
Hypothetical (5% before expenses)	$1,000.00	$1,017.60	$7.39	1.47%
International Growth Fund — Institutional Class

Actual	$1,000.00	$893.70	$6.42	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.15	$6.84	1.36%
International Opportunities Fund — Investor Class

Actual	$1,000.00	$941.50	$10.70	2.21%
Hypothetical (5% before expenses)	$1,000.00	$1,013.91	$11.10	2.21%
International Opportunities Fund — Institutional Class

Actual	$1,000.00	$942.10	$9.54	1.97%
Hypothetical (5% before expenses)	$1,000.00	$1,015.11	$9.90	1.97%

WASATCH FUNDS	MARCH 31, 2019 (UNAUDITED)

Operating Expenses (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2018	End of Period March 31, 2019
Micro Cap Fund

Actual	$1,000.00	$944.70	$8.10	1.67%
Hypothetical (5% before expenses)	$1,000.00	$1,016.60	$8.40	1.67%
Micro Cap Value Fund

Actual	$1,000.00	$931.20	$8.43	1.75%
Hypothetical (5% before expenses)	$1,000.00	$1,016.21	$8.80	1.75%
Small Cap Growth Fund — Investor Class

Actual	$1,000.00	$977.80	$5.87	1.19%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$5.99	1.19%
Small Cap Growth Fund — Institutional Class

Actual	$1,000.00	$978.60	$5.23	1.06%
Hypothetical (5% before expenses)	$1,000.00	$1,019.65	$5.34	1.06%
Small Cap Value Fund — Investor Class

Actual	$1,000.00	$942.40	$5.81	1.20%
Hypothetical (5% before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Small Cap Value Fund — Institutional Class

Actual	$1,000.00	$942.80	$5.09	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Ultra Growth Fund

Actual	$1,000.00	$974.00	$5.91	1.20%
Hypothetical (5% before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
U.S. Treasury Fund

Actual	$1,000.00	$1,097.50	$3.71	0.71%
Hypothetical (5% before expenses)	$1,000.00	$1,021.39	$3.58	0.71%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (182/365).

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2019 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.6%

	Airlines 0.9%
157,762	Allegiant Travel Co.	$20,425,446

	Application Software 14.8%
570,798	Altair Engineering, Inc., Class A*	21,011,075
415,018	DocuSign, Inc.*	21,514,533
651,048	Envestnet, Inc.*	42,572,029
595,651	Five9, Inc.*	31,468,242
612,096	Guidewire Software, Inc.*	59,471,247
552,749	Paylocity Holding Corp.*	49,299,683
565,776	Q2 Holdings, Inc.*	39,185,646
275,738	Tyler Technologies, Inc.*	56,360,847

		320,883,302

	Asset Management & Custody Banks 1.7%
850,123	Hamilton Lane, Inc., Class A	37,048,360

	Automotive Retail 4.3%
1,372,067	Camping World Holdings, Inc., Class A	19,085,452
843,509	Monro, Inc.	72,980,399

		92,065,851

	Biotechnology 1.8%
1,889,430	Abcam plc (United Kingdom)	27,931,073
1,202,934	Sangamo Therapeutics, Inc.*	11,475,990

		39,407,063

	Building Products 2.8%
977,473	Trex Co., Inc.*	60,134,139

	Commercial Printing 1.2%
325,217	Cimpress N.V.*	26,059,638

	Commodity Chemicals 1.4%
1,671,408	Valvoline, Inc.	31,021,333

	Consumer Finance 2.3%
111,090	Credit Acceptance Corp.*	50,204,904

	Data Processing & Outsourced Services 4.2%
636,472	Euronet Worldwide, Inc.*	90,754,543

	Distributors 3.2%
413,621	Pool Corp.	68,235,056

	Diversified Banks 1.3%
9,378,173	City Union Bank Ltd. (India)	27,684,394

	Diversified Support Services 4.2%
1,036,527	Copart, Inc.*	62,803,171
861,028	Healthcare Services Group, Inc.	28,405,314

		91,208,485

	General Merchandise Stores 2.3%
594,016	Ollie’s Bargain Outlet Holdings, Inc.*	50,687,385

	Health Care Equipment 1.8%
582,223	Cantel Medical Corp.	38,944,896

	Health Care Facilities 2.1%
877,503	Ensign Group, Inc. (The)	44,919,379

	Health Care Supplies 2.0%
743,693	Neogen Corp.*	42,680,541

Shares		Value

	Home Improvement Retail 1.2%
605,897	Floor & Decor Holdings, Inc., Class A*	$24,975,074

	Industrial Machinery 9.8%
1,159,177	Altra Industrial Motion Corp.	35,992,446
935,088	Barnes Group, Inc.	48,072,874
400,716	Kadant, Inc.	35,246,979
424,962	RBC Bearings, Inc.*	54,042,418
855,167	Sun Hydraulics Corp.	39,773,817

		213,128,534

	Industrial REITs 2.1%
3,522,940	Monmouth Real Estate Investment Corp.	46,432,349

	Internet & Direct Marketing Retail 1.1%
160,794	Wayfair, Inc., Class A*	23,869,869

	IT Consulting & Other Services 4.4%
340,521	EPAM Systems, Inc.*	57,592,317
579,785	InterXion Holding N.V.* (Netherlands)	38,689,053

		96,281,370

	Leisure Facilities 1.3%
419,085	Planet Fitness, Inc., Class A*	28,799,521

	Life Sciences Tools & Services 3.9%
448,477	ICON plc* (Ireland)	61,252,989
394,860	Medpace Holdings, Inc.*	23,284,894

		84,537,883

	Managed Health Care 1.6%
468,456	HealthEquity, Inc.*	34,656,375

	Regional Banks 6.4%
1,013,416	Eagle Bancorp, Inc.*	50,873,483
283,542	Independent Bank Corp.	22,969,738
1,425,499	Metro Bank plc* (United Kingdom)	14,073,336
295,626	Texas Capital Bancshares, Inc.*	16,138,223
688,458	Webster Financial Corp.	34,884,167

		138,938,947

	Semiconductors 2.3%
371,229	Monolithic Power Systems, Inc.	50,297,817

	Specialty Chemicals 2.8%
655,075	Balchem Corp.	60,790,960

	Specialty Stores 1.9%
326,768	Five Below, Inc.*	40,600,924

	Systems Software 2.3%
402,672	Proofpoint, Inc.*	48,896,461

	Trading Companies & Distributors 1.0%
393,225	SiteOne Landscape Supply, Inc.*	22,472,809

	Trucking 4.2%
1,373,610	Knight-Swift Transportation Holdings, Inc.	44,889,575
311,699	Old Dominion Freight Line, Inc.	45,006,218

		89,895,793

	Total Common Stocks (cost $1,499,110,342)	2,136,939,401

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2019 (UNAUDITED)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.3%

	Repurchase Agreement 1.3%
$27,396,297	Repurchase Agreement dated 3/29/19, 0.50% due 4/1/19 with Fixed Income Clearing Corp. collateralized by $27,765,000 of United States Treasury Notes 2.375% due 3/15/22; value: $27,946,167; repurchase proceeds: $27,397,438 (cost $27,396,297)	$27,396,297

	Total Short-Term Investments (cost $27,396,297)	27,396,297

	Total Investments (cost $1,526,506,639) 99.9%	2,164,335,698

	Other Assets less Liabilities 0.1%	1,114,518

	NET ASSETS 100.0%	$2,165,450,216

	*Non-income producing. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At March 31, 2019, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
India	1.3
Ireland	2.9
Netherlands	1.8
United Kingdom	2.0
United States	92.0

TOTAL	100.0%

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	MARCH 31, 2019 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.6%

	Apparel, Accessories & Luxury Goods 2.1%
15,580	Page Industries Ltd. (India)	$5,622,283

	Auto Parts & Equipment 5.1%
539,607	Endurance Technologies Ltd. (India)	9,012,274
1,373,282	Minda Corp. Ltd. (India)	2,681,146
20,595	WABCO India Ltd. (India)	1,981,758

		13,675,178

	Building Products 4.4%
1,004,527	Kajaria Ceramics Ltd. (India)	8,578,537
510,611	Somany Ceramics Ltd. (India)	3,081,725

		11,660,262

	Commodity Chemicals 5.9%
1,750,899	Berger Paints India Ltd. (India)	8,201,613
631,445	Gulf Oil Lubricants India Ltd. (India)	7,621,092

		15,822,705

	Consumer Finance 7.8%
478,855	Bajaj Finance Ltd. (India)	20,878,838

	Department Stores 5.6%
386,245	V-Mart Retail Ltd. (India)	14,931,554

	Diversified Banks 8.0%
1,486,586	City Union Bank Ltd. (India)	4,388,406
411,915	HDFC Bank Ltd. (India)	13,771,132
327,006	RBL Bank Ltd. (India)	3,200,434

		21,359,972

	Diversified Chemicals 4.4%
650,037	Pidilite Industries Ltd. (India)	11,715,210

	Electrical Components & Equipment 4.1%
1,057,771	Amara Raja Batteries Ltd. (India)	10,992,268

	Financial Exchanges & Data 1.4%
182,059	CRISIL Ltd. (India)	3,823,830

	Health Care Services 4.2%
750,330	Dr. Lal PathLabs Ltd. (India)	11,237,349

	Hotels, Resorts & Cruise Lines 1.1%
2,477,397	Lemon Tree Hotels Ltd.* (India)	2,878,823

	Industrial Conglomerates 2.4%
18,308	3M India Ltd.* (India)	6,408,791

	Industrial Machinery 2.8%
2,053,884	Elgi Equipments Ltd. (India)	7,333,500

	Interactive Media & Services 3.0%
308,495	Info Edge India Ltd. (India)	8,129,305

	Internet & Direct Marketing Retail 2.3%
222,895	MakeMyTrip Ltd.* (India)	6,151,902

	IT Consulting & Other Services 3.2%
344,780	Larsen & Toubro Infotech Ltd. (India)	8,485,744

	Life & Health Insurance 2.1%
646,492	ICICI Prudential Life Insurance Co. Ltd. (India)	3,268,156
378,028	Max Financial Services Ltd.* (India)	2,365,028

		5,633,184

	Life Sciences Tools & Services 4.6%
494,321	Divi’s Laboratories Ltd. (India)	12,194,797

Shares		Value

	Packaged Foods & Meats 2.9%
173,667	Britannia Industries Ltd. (India)	$7,730,971

	Personal Products 3.9%
706,936	Godrej Consumer Products Ltd. (India)	6,983,130
21,352	Procter & Gamble Hygiene & Health Care Ltd. (India)	3,328,477

		10,311,607

	Pharmaceuticals 0.5%
310,677	Amrutanjan Health Care Ltd. (India)	1,386,218

	Property & Casualty Insurance 6.1%
1,095,917	ICICI Lombard General Insurance Co. Ltd. (India)	16,222,419

	Regional Banks 3.6%
1,113,188	AU Small Finance Bank Ltd. (India)	9,585,228

	Specialty Chemicals 1.2%
149,470	Asian Paints Ltd. (India)	3,214,873

	Thrifts & Mortgage Finance 7.9%
477,632	Aavas Financiers Ltd.* (India)	7,944,446
462,552	Housing Development Finance Corp. Ltd. (India)	13,113,708

		21,058,154

	Total Common Stocks (cost $205,196,252)	268,444,965

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.0%

	Repurchase Agreement 1.0%
$2,624,967	Repurchase Agreement dated 3/29/19, 0.50% due 4/1/19 with Fixed Income Clearing Corp. collateralized by $2,665,000 of United States Treasury Notes 2.375% due 3/15/22; value: $2,682,389; repurchase proceeds: $2,625,077 (cost $2,624,967)	$2,624,967

	Total Short-Term Investments (cost $2,624,967)	2,624,967

	Total Investments (cost $207,821,219) 101.6%	271,069,932

	Liabilities less Other Assets (1.6%)	(4,211,296)

	NET ASSETS 100.0%	$266,858,636

	*Non-income producing. See Notes to Financial Statements.

At March 31, 2019, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following country:

Country	%
India	100.0

TOTAL	100.0%

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.2%

	Airport Services 4.0%
98,526	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)	$873,474
58,968	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	952,955

		1,826,429

	Apparel, Accessories & Luxury Goods 2.3%
2,918	Page Industries Ltd. (India)	1,053,005

	Biotechnology 3.8%
3,407	Medytox, Inc. (Korea)	1,752,274

	Consumer Finance 7.7%
80,422	Bajaj Finance Ltd. (India)	3,506,527

	Diversified Banks 10.2%
55,273	HDFC Bank Ltd. (India)	1,847,885
105,776	Kasikornbank Public Co. Ltd. (Thailand)	626,623
758,064	PT Bank Central Asia Tbk (Indonesia)	1,477,267
40,559	TCS Group Holding plc (Russia)	719,517

		4,671,292

	Diversified Chemicals 1.7%
43,501	Pidilite Industries Ltd. (India)	783,991

	Drug Retail 3.4%
93,766	Raia Drogasil S.A. (Brazil)	1,563,824

	Electrical Components & Equipment 1.9%
85,497	Amara Raja Batteries Ltd. (India)	888,478

	Food Retail 4.1%
9,755	BGF Retail Co. Ltd. (Korea)	1,877,779

	Health Care Equipment 1.9%
909,116	Microport Scientific Corp. (China)	854,690

	Household Appliances 2.9%
200,000	Techtronic Industries Co. Ltd. (Hong Kong)	1,343,958

	Human Resource & Employment Services 3.0%
17,693	51job, Inc. ADR* (China)	1,377,931

	Industrial Machinery 1.8%
176,901	Weg S.A. (Brazil)	813,265

	Interactive Media & Services 4.2%
41,625	Tencent Holdings Ltd. (China)	1,914,232

	Internet & Direct Marketing Retail 14.6%
12,413	Alibaba Group Holding Ltd. ADR* (China)	2,264,752
45,230	Ctrip.com International Ltd. ADR* (China)	1,976,099
36,466	MakeMyTrip Ltd.* (India)	1,006,462
2,828	MercadoLibre, Inc.* (Brazil)	1,435,860

		6,683,173

	Life & Health Insurance 3.1%
66,023	Discovery Ltd. (South Africa)	625,969
156,718	ICICI Prudential Life Insurance Co. Ltd. (India)	792,243

		1,418,212

Shares		Value

	Packaged Foods & Meats 8.4%
27,354	Britannia Industries Ltd. (India)	$1,217,692
74,400	M Dias Branco S.A. (Brazil)	825,643
375,393	Vitasoy International Holdings Ltd. (China)	1,817,201

		3,860,536

	Personal Products 4.3%
98,322	Godrej Consumer Products Ltd. (India)	971,227
780	LG Household & Health Care Ltd. (Korea)	973,712

		1,944,939

	Property & Casualty Insurance 3.3%
103,448	ICICI Lombard General Insurance Co. Ltd. (India)	1,531,299

	Semiconductors 5.9%
62,297	ASPEED Technology, Inc. (Taiwan)	1,427,027
84,959	Silergy Corp. (Taiwan)	1,268,024

		2,695,051

	Specialty Chemicals 2.9%
61,654	Asian Paints Ltd. (India)	1,326,084

	Thrifts & Mortgage Finance 0.8%
28,235	PNB Housing Finance Ltd. (India)	353,126

	Total Common Stocks (cost $34,588,693)	44,040,095

	PREFERRED STOCKS 2.8%

	Diversified Banks 2.8%
107,840	Banco Davivienda S.A., 2.19% (Colombia)	1,265,112

	Total Preferred Stocks (cost $1,038,135)	1,265,112

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.8%

	Repurchase Agreement 1.8%
$811,475	Repurchase Agreement dated 3/29/19, 0.50% due 4/1/19 with Fixed Income Clearing Corp. collateralized by $825,000 of United States Treasury Notes 2.375% due 3/15/22; value: $830,383; repurchase proceeds: $811,509 (cost $811,475)	$811,475

	Total Short-Term Investments (cost $811,475)	811,475

	Total Investments (cost $36,438,303) 100.8%	46,116,682

	Liabilities less Other Assets (0.8%)	(345,775)

	NET ASSETS 100.0%	$45,770,907

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

MARCH 31, 2019 (UNAUDITED)

At March 31, 2019, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	10.2
China	22.5
Colombia	2.8
Hong Kong	3.0
India	33.7
Indonesia	3.3
Korea	10.2
Mexico	4.0
Russia	1.6
South Africa	1.4
Taiwan	5.9
Thailand	1.4

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.4%

	Air Freight & Logistics 1.3%
4,240,925	Aramex PJSC (United Arab Emirates)	$5,495,774

	Airport Services 3.2%
1,642,525	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	9,260,134
312,071	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	5,043,234

		14,303,368

	Application Software 2.3%
142,488	Globant S.A.* (Argentina)	10,173,643

	Auto Parts & Equipment 1.4%
1,915,768	Minth Group Ltd. (Hong Kong)	6,027,996

	Automotive Retail 1.5%
2,642,235	Zhongsheng Group Holdings Ltd. (China)	6,556,824

	Biotechnology 3.2%
27,686	Medytox, Inc. (Korea)	14,239,350

	Building Products 1.8%
937,516	Kajaria Ceramics Ltd. (India)	8,006,272

	Commodity Chemicals 3.0%
1,789,356	Berger Paints India Ltd. (India)	8,381,754
4,923,202	TOA Paint Thailand Public Co. Ltd. (Thailand)	5,003,097

		13,384,851

	Consumer Finance 6.6%
285,899	Bajaj Finance Ltd. (India)	12,465,650
3,467,575	Muangthai Capital Public Co. Ltd. (Thailand)	4,807,730
3,587,463	Srisawad Corp. Public Co. Ltd. (Thailand)	5,991,352
2,693,786	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	5,805,235

		29,069,967

	Department Stores 1.5%
573,946	Poya International Co. Ltd. (Taiwan)	6,787,798

	Distillers & Vintners 1.4%
917,857	Sichuan Swellfun Co. Ltd., Class A (China)	6,131,157

	Diversified Banks 5.0%
2,037,263	City Union Bank Ltd. (India)	6,014,006
876,567	RBL Bank Ltd. (India)	8,579,032
434,715	TCS Group Holding plc (Russia)	7,711,844

		22,304,882

	Diversified Chemicals 1.6%
385,792	Pidilite Industries Ltd. (India)	6,952,888

	Drug Retail 4.1%
700,894	Clicks Group Ltd. (South Africa)	8,948,224
556,710	Raia Drogasil S.A. (Brazil)	9,284,780

		18,233,004

	Electrical Components & Equipment 3.3%
473,147	Amara Raja Batteries Ltd. (India)	4,916,904
491,021	Voltronic Power Technology Corp. (Taiwan)	9,622,708

		14,539,612

	Electronic Equipment & Instruments 0.9%
854,616	Chroma ATE, Inc. (Taiwan)	4,062,272

	Food Retail 1.4%
32,958	BGF Retail Co. Ltd. (Korea)	6,344,219

Shares		Value

	General Merchandise Stores 2.7%
271,138	Magazine Luiza S.A. (Brazil)	$11,969,863

	Health Care Equipment 2.7%
143,859	DIO Corp.* (Korea)	4,796,990
7,640,465	Microport Scientific Corp. (China)	7,183,056

		11,980,046

	Health Care Services 1.9%
557,713	Dr. Lal PathLabs Ltd. (India)	8,352,613

	Highways & Railtracks 1.2%
6,584,875	Yuexiu Transport Infrastructure Ltd. (China)	5,360,206

	Home Furnishings 0.6%
4,680,425	Man Wah Holdings Ltd. (China)	2,742,687

	Hotels, Resorts & Cruise Lines 2.0%
207,815	Huazhu Group Ltd. ADR (China)	8,757,324

	Human Resource & Employment Services 2.9%
164,990	51job, Inc. ADR* (China)	12,849,421

	Industrial Conglomerates 1.9%
23,916	3M India Ltd.* (India)	8,371,895

	Industrial Machinery 2.2%
744,583	Airtac International Group (Taiwan)	9,639,318

	Interactive Media & Services 2.7%
450,549	Info Edge India Ltd. (India)	11,872,641

	Internet & Direct Marketing Retail 1.4%
217,028	MakeMyTrip Ltd.* (India)	5,989,973

	Internet Services & Infrastructure 1.1%
52,943	Cafe24 Corp.* (Korea)	5,037,304

	IT Consulting & Other Services 1.6%
287,260	Larsen & Toubro Infotech Ltd. (India)	7,070,058

	Life & Health Insurance 0.9%
639,001	Max Financial Services Ltd.* (India)	3,997,734

	Packaged Foods & Meats 6.8%
161,508	Britannia Industries Ltd. (India)	7,189,700
640,339	M Dias Branco S.A. (Brazil)	7,106,064
3,211,755	Vitasoy International Holdings Ltd. (China)	15,547,448

		29,843,212

	Pharmaceuticals 0.7%
13,017,213	China Animal Healthcare Ltd.* *** (China)	16,582
8,110	Hanmi Pharm Co. Ltd. (Korea)	3,258,004

		3,274,586

	Property & Casualty Insurance 3.3%
979,424	ICICI Lombard General Insurance Co. Ltd. (India)	14,498,020

	Real Estate Operating Companies 0.9%
1,519,653	Parque Arauco S.A. (Chile)	4,064,288

	Regional Banks 2.2%
834,369	AU Small Finance Bank Ltd. (India)	7,184,426
497,462	Regional S.A.B. de C.V. (Mexico)	2,505,731

		9,690,157

	Restaurants 0.9%
587,622	Gourmet Master Co. Ltd. (Taiwan)	3,908,519

MARCH 31, 2019 (UNAUDITED)

Shares		Value

	Semiconductor Equipment 1.2%
71,774	Koh Young Technology, Inc. (Korea)	$5,406,288

	Semiconductors 9.0%
618,374	ASPEED Technology, Inc. (Taiwan)	14,164,989
90,148	LEENO Industrial, Inc. (Korea)	4,741,288
206,735	Parade Technologies Ltd. (Taiwan)	3,467,886
748,126	Silergy Corp. (Taiwan)	11,165,879
918,760	Win Semiconductors Corp. (Taiwan)	6,483,681

		40,023,723

	Specialty Chemicals 0.8%
15,563,324	D&L Industries, Inc. (Philippines)	3,331,399

	Systems Software 1.7%
185,648	Douzone Bizon Co. Ltd. (Korea)	7,621,528

	Thrifts & Mortgage Finance 0.6%
224,636	PNB Housing Finance Ltd. (India)	2,809,450

	Total Common Stocks (cost $311,897,447)	431,076,130

	PREFERRED STOCKS 1.5%

	Personal Products 1.5%
9,288	LG Household & Health Care Ltd., 1.11% (Korea)	6,840,602

	Total Preferred Stocks (cost $3,781,885)	6,840,602

	Total Investments (cost $315,679,332) 98.9%	437,916,732

	Other Assets less Liabilities 1.1%	4,773,467

	NET ASSETS 100.0%	$442,690,199

	*Non-income producing. ***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12). ADR American Depositary Receipt. See Notes to Financial Statements.

At March 31, 2019, Wasatch Emerging Markets Small Cap Fund’s investments, were in the following countries:

Country	%
Argentina	2.3
Brazil	6.5
Chile	0.9
China	14.9
Hong Kong	1.4
India	30.3
Korea	13.3
Mexico	5.2
Philippines	0.8
Russia	1.8
South Africa	2.0
Taiwan	15.8
Thailand	3.6
United Arab Emirates	1.2

TOTAL	100.0%

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 95.1%

	Air Freight & Logistics 3.4%
1,664,587	Aramex PJSC (United Arab Emirates)	$2,157,122

	Airport Services 4.8%
148,500	Airports Corp. of Vietnam JSC (Vietnam)	542,060
157,364	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	2,543,086

		3,085,146

	Application Software 4.5%
39,783	Globant S.A.* (Argentina)	2,840,506

	Consumer Finance 11.5%
469,473	ASA International Group plc* (United Kingdom)	2,745,478
552,189	Delta Brac Housing Finance Corp. Ltd. (Bangladesh)	905,708
612,100	Muangthai Capital Public Co. Ltd. (Thailand)	848,665
543,000	Srisawad Corp. Public Co. Ltd. (Thailand)	906,854
894,920	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	1,928,595

		7,335,300

	Diversified Banks 21.4%
311,720	Bank for Foreign Trade of Vietnam JSC (Vietnam)	904,101
622,715	Commercial International Bank S.A.E (Egypt)	2,465,276
9,616	Credicorp Ltd. (Peru)	2,307,359
32,587	Grupo Financiero Galicia S.A. ADR (Argentina)	831,620
624,760	HDBank (Vietnam)	807,740
472,850	National Bank of Kuwait SAK (Kuwait)	1,399,425
1,370,200	PT Bank Central Asia Tbk (Indonesia)	2,670,158
125,215	TCS Group Holding plc (Russia)	2,221,314

		13,606,993

	Drug Retail 7.8%
194,452	Clicks Group Ltd. (South Africa)	2,482,544
150,400	Raia Drogasil S.A. (Brazil)	2,508,363

		4,990,907

	Financial Exchanges & Data 1.1%
93,337	Bolsas y Mercados Argentinos S.A. (Argentina)	695,241

	Food Retail 6.2%
733,800	CP ALL Public Co. Ltd. (Thailand)	1,728,425
929,404	Philippine Seven Corp. (Philippines)	2,212,445

		3,940,870

	Health Care Distributors 2.2%
1,940,962	Ibnsina Pharma S.A.E.* (Egypt)	1,417,704

	Health Care Facilities 3.8%
6,612,880	Cleopatra Hospital* (Egypt)	2,445,462

	Hypermarkets & Super Centers 3.7%
65,616	InRetail Peru Corp.* (Peru)	2,342,491

	Industrial Machinery 2.0%
282,100	Weg S.A. (Brazil)	1,296,896

Shares		Value

	Internet & Direct Marketing Retail 6.9%
3,631	MercadoLibre, Inc.* (Brazil)	$1,843,568
11,040	Naspers Ltd., Class N (South Africa)	2,549,550

		4,393,118

	Life & Health Insurance 2.6%
177,991	Discovery Ltd. (South Africa)	1,687,545

	Pharmaceuticals 1.3%
251,849	Square Pharmaceuticals Ltd. (Bangladesh)	799,587

	Property & Casualty Insurance 0.5%
125,000	Qualitas Controladora S.A.B. de C.V. (Mexico)	307,441

	Real Estate Operating Companies 4.7%
1,000,200	Central Pattana Public Co. Ltd. (Thailand)	2,308,639
245,215	Parque Arauco S.A. (Chile)	655,823

		2,964,462

	Restaurants 0.5%
29,019	AmRest Holdings SE* (Poland)	314,422

	Technology Distributors 1.9%
606,719	FPT Corp. (Vietnam)	1,189,696

	Wireless Telecommunication Services 4.3%
9,888,138	Safaricom plc (Kenya)	2,707,466

	Total Common Stocks (cost $57,534,594)	60,518,375

	PREFERRED STOCKS 3.2%

	Diversified Banks 3.2%
170,073	Banco Davivienda S.A., 2.19% (Colombia)	1,995,191

	Total Preferred Stocks (cost $1,852,963)	1,995,191

MARCH 31, 2019 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
$917,970	Repurchase Agreement dated 3/29/19, 0.50% due 4/1/19 with Fixed Income Clearing Corp. collateralized by $935,000 of United States Treasury Notes 2.375% due 3/15/22; value: $941,101; repurchase proceeds: $918,008 (cost $917,970)	$917,970

	Total Short-Term Investments (cost $917,970)	917,970

	Total Investments (cost $60,305,527) 99.7%§	63,431,536

	Other Assets less Liabilities 0.3%§§	217,449

	NET ASSETS 100.0%	$63,648,985

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 11.37%.

§§Other Assets less Liabilities included a position in Zimbabwe’s currency, the RTGS dollar, which was fair valued during the period (see Note 12).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2019, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	7.0
Bangladesh	2.7
Brazil	9.0
Chile	1.1
Colombia	3.2
Egypt	10.1
Indonesia	4.3
Kenya	4.3
Kuwait	2.2
Mexico	7.6
Peru	7.4
Philippines	3.5
Poland	0.5
Russia	3.6
South Africa	10.8
Thailand	9.3
United Arab Emirates	3.5
United Kingdom	4.4
Vietnam	5.5

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.7%

	Airlines 1.2%
10,950	Allegiant Travel Co.	$1,417,697

	Application Software 14.5%
27,605	Envestnet, Inc.*	1,805,091
21,978	Five9, Inc.*	1,161,098
36,777	Globant S.A.* (Argentina)	2,625,878
14,067	HubSpot, Inc.*	2,338,076
102,965	Infomart Corp. (Japan)	1,252,340
19,680	Paylocity Holding Corp.*	1,755,259
16,906	Q2 Holdings, Inc.*	1,170,909
40,097	Systena Corp. (Japan)	434,870
8,052	Tyler Technologies, Inc.*	1,645,829
32,756	Zendesk, Inc.*	2,784,260

		16,973,610

	Automotive Retail 2.2%
29,414	Monro, Inc.	2,544,899

	Biotechnology 6.0%
104,041	Abcam plc (United Kingdom)	1,538,018
26,113	Exact Sciences Corp.*	2,261,908
4,930	Medytox, Inc. (Korea)	2,535,577
73,350	Sangamo Therapeutics, Inc.*	699,759

		7,035,262

	Building Products 2.2%
42,529	Trex Co., Inc.*	2,616,384

	Commercial Printing 0.8%
11,711	Cimpress N.V.*	938,402

	Consumer Finance 5.0%
33,630	Bajaj Finance Ltd. (India)	1,466,321
4,007	Credit Acceptance Corp.*	1,810,884
713,371	Srisawad Corp. Public Co. Ltd. (Thailand)	1,191,387
644,500	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	1,388,928

		5,857,520

	Data Processing & Outsourced Services 3.8%
25,109	Euronet Worldwide, Inc.*	3,580,292
12,800	GMO Payment Gateway, Inc. (Japan)	907,769

		4,488,061

	Diversified Chemicals 1.1%
73,457	Pidilite Industries Ltd. (India)	1,323,870

	Diversified Real Estate Activities 0.8%
43,781	Patrizia Immobilien AG (Germany)	973,878

	Diversified Support Services 2.6%
51,029	Copart, Inc.*	3,091,847

	Drug Retail 0.8%
11,990	Ain Holdings, Inc. (Japan)	900,088

	Electrical Components & Equipment 2.4%
93,878	Amara Raja Batteries Ltd. (India)	975,572
90,744	Voltronic Power Technology Corp. (Taiwan)	1,778,342

		2,753,914

	General Merchandise Stores 1.9%
25,532	Ollie’s Bargain Outlet Holdings, Inc.*	2,178,646

	Health Care Equipment 2.5%
21,998	Cantel Medical Corp.	1,471,446
11,790	Cochlear Ltd. (Australia)	1,450,611

		2,922,057

Shares		Value

	Health Care Facilities 2.7%
60,716	Ensign Group, Inc. (The)	$3,108,052

	Health Care Services 1.1%
84,902	Dr. Lal PathLabs Ltd. (India)	1,271,538

	Health Care Supplies 1.6%
40,800	Asahi Intecc Co. Ltd. (Japan)	1,914,283

	Homebuilding 1.3%
26,256	LGI Homes, Inc.*	1,581,661

	Household Products 0.8%
21,700	Pigeon Corp. (Japan)	885,974

	Human Resource & Employment Services 1.5%
25,200	en-japan, Inc. (Japan)	732,148
57,230	SMS Co. Ltd. (Japan)	1,032,237

		1,764,385

	Industrial Conglomerates 1.3%
4,226	3M India Ltd.* (India)	1,479,329

	Industrial Machinery 7.6%
36,548	Altra Industrial Motion Corp.	1,134,815
17,697	Barnes Group, Inc.	909,803
70,100	MISUMI Group, Inc. (Japan)	1,740,640
18,328	RBC Bearings, Inc.*	2,330,772
338,508	Rotork plc (United Kingdom)	1,246,836
31,329	Sun Hydraulics Corp.	1,457,112

		8,819,978

	Interactive Media & Services 0.8%
2,805	XING SE (Germany)	970,698

	Internet & Direct Marketing Retail 5.1%
62,227	MakeMyTrip Ltd.* (India)	1,717,465
4,847	MercadoLibre, Inc.* (Brazil)	2,460,967
11,621	Wayfair, Inc., Class A*	1,725,138

		5,903,570

	Life & Health Insurance 1.2%
284,505	ICICI Prudential Life Insurance Co. Ltd. (India)	1,438,234

	Managed Health Care 1.9%
29,529	HealthEquity, Inc.*	2,184,555

	Packaged Foods & Meats 1.7%
406,000	Vitasoy International Holdings Ltd. (China)	1,965,363

	Pharmaceuticals 0.3%
25,188	Intra-Cellular Therapies, Inc.*	306,790

	Property & Casualty Insurance 1.4%
108,691	ICICI Lombard General Insurance Co. Ltd. (India)	1,608,909

	Regional Banks 4.5%
221,452	AU Small Finance Bank Ltd. (India)	1,906,837
42,437	Canadian Western Bank (Canada)	886,307
35,208	Eagle Bancorp, Inc.*	1,767,442
66,347	Metro Bank plc* (United Kingdom)	655,015

		5,215,601

	Research & Consulting Services 1.7%
706	Funai Soken Holdings, Inc. (Japan)	16,964
72,700	Nihon M&A Center, Inc. (Japan)	1,987,557

		2,004,521

	Restaurants 1.0%
37,066	Domino’s Pizza Enterprises Ltd. (Australia)	1,142,758

MARCH 31, 2019 (UNAUDITED)

Shares		Value

	Semiconductor Equipment 0.7%
71,800	Japan Material Co. Ltd. (Japan)	$878,470

	Semiconductors 4.3%
48,000	ASPEED Technology, Inc. (Taiwan)	1,099,528
10,534	Melexis N.V. (Belgium)	637,501
15,681	Monolithic Power Systems, Inc.	2,124,619
75,000	Silergy Corp. (Taiwan)	1,119,385

		4,981,033

	Soft Drinks 1.4%
41,499	Fevertree Drinks plc (United Kingdom)	1,631,780

	Specialty Chemicals 0.8%
107,669	Hexpol AB (Sweden)	905,030

	Specialty Stores 1.8%
17,000	Five Below, Inc.*	2,112,250

	Technology Distributors 0.7%
113,051	Electrocomponents plc (United Kingdom)	827,213

	Trading Companies & Distributors 0.8%
44,500	MonotaRO Co. Ltd. (Japan)	988,131

	Trucking 1.9%
66,431	Knight-Swift Transportation Holdings, Inc.	2,170,965

	Total Common Stocks (cost $80,156,360)	114,077,206

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.9%

	Repurchase Agreement 1.9%
$2,196,646	Repurchase Agreement dated 3/29/19, 0.50% due 4/1/19 with Fixed Income Clearing Corp. collateralized by $2,230,000 of United States Treasury Notes 2.375% due 3/15/22; value: $2,244,551; repurchase proceeds: $2,196,738 (cost $2,196,646)	$2,196,646

	Total Short-Term Investments (cost $2,196,646)	2,196,646

	Total Investments (cost $82,353,006) 99.6%	116,273,852

	Other Assets less Liabilities 0.4%	437,208

	NET ASSETS 100.0%	$116,711,060

	*Non-income producing. See Notes to Financial Statements.

At March 31, 2019, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	2.3
Australia	2.3
Belgium	0.6
Brazil	2.1
Canada	0.8
China	1.7
Germany	1.7
India	11.6
Japan	12.0
Korea	2.2
Mexico	1.2
Sweden	0.8
Taiwan	3.5
Thailand	1.0
United Kingdom	5.2
United States	51.0

TOTAL	100.0%

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.5%

	Airlines 3.1%
150,868	Japan Airlines Co. Ltd. (Japan)	$5,307,537

	Casinos & Gaming 1.1%
64,000	Kangwon Land, Inc. (Korea)	1,804,246

	Commodity Chemicals 1.1%
920,000	PTT Global Chemical Public Co. Ltd. (Thailand)	1,949,582

	Communications Equipment 3.1%
100,000	Cisco Systems, Inc.	5,399,000

	Diversified Banks 14.8%
71,000	Citigroup, Inc.	4,417,620
279,000	ING Groep N.V. ADR (Netherlands)	3,387,060
2,782,500	Mizuho Financial Group, Inc. (Japan)	4,300,661
671,000	Nordea Bank Abp (Sweden)	5,106,133
50,000	Sumitomo Mitsui Financial Group, Inc. (Japan)	1,748,624
133,000	Wells Fargo & Co.	6,426,560

		25,386,658

	Diversified Metals & Mining 1.7%
111,000	Anglo American plc (United Kingdom)	2,968,784

	Electric Utilities 7.7%
60,968	Entergy Corp.	5,830,370
146,500	Exelon Corp.	7,344,045

		13,174,415

	Electrical Components & Equipment 3.2%
68,000	Eaton Corp. plc	5,478,080

	Environmental & Facilities Services 1.7%
79,280	ABM Industries, Inc.	2,881,828

	Health Care Services 5.7%
96,246	CVS Health Corp.	5,190,547
30,001	Laboratory Corp. of America Holdings*	4,589,553

		9,780,100

	Hypermarkets & Super Centers 2.7%
47,000	Walmart, Inc.	4,583,910

	Integrated Oil & Gas 7.2%
116,700	Royal Dutch Shell plc ADR, Class A (United Kingdom)	7,304,253
154,000	Suncor Energy, Inc. (Canada)	4,991,013

		12,295,266

	Integrated Telecommunication Services 3.5%
193,572	AT&T, Inc.	6,070,418

	Life & Health Insurance 2.7%
3,100,000	Fubon Financial Holding Co. Ltd. (Taiwan)	4,626,791

	Oil & Gas Drilling 0.8%
345,000	Ensco plc, Class A	1,355,850

	Oil & Gas Equipment & Services 2.8%
111,000	Schlumberger Ltd.	4,836,270

	Packaged Foods & Meats 2.2%
50,000	Danone S.A. (France)	3,852,651

Shares		Value

	Pharmaceuticals 8.0%
76,368	Novartis AG (Switzerland)	$7,345,747
149,726	Pfizer, Inc.	6,358,863

		13,704,610

	Property & Casualty Insurance 2.5%
78,500	Axis Capital Holdings Ltd.	4,300,230

	Reinsurance 4.3%
31,000	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	7,337,369

	Specialized REITs 4.9%
76,000	EPR Properties	5,844,400
115,000	VICI Properties, Inc.	2,516,200

		8,360,600

	Systems Software 5.1%
31,000	Check Point Software Technologies Ltd.* (Israel)	3,921,190
90,000	Oracle Corp.	4,833,900

		8,755,090

	Technology Hardware, Storage & Peripherals 1.2%
52,000	Samsung Electronics Co. Ltd. (Korea)	2,045,459

	Tobacco 2.2%
41,000	KT&G Corp. (Korea)	3,738,437

	Wireless Telecommunication Services 4.2%
700,000	China Mobile Ltd. (China)	7,133,803

	Total Common Stocks (cost $153,600,085)	167,126,984

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.1%

	Repurchase Agreement 2.1%
$3,535,378	Repurchase Agreement dated 3/29/19, 0.50% due 4/1/19 with Fixed Income Clearing Corp. collateralized by $3,585,000 of United States Treasury Notes 2.375% due 3/15/22; value: $3,608,392; repurchase proceeds: $3,535,525 (cost $3,535,378)	$3,535,378

	Total Short-Term Investments (cost $3,535,378)	3,535,378

	Total Investments (cost $157,135,463) 99.6%	170,662,362

	Other Assets less Liabilities 0.4%	728,014

	NET ASSETS 100.0%	$171,390,376

	*Non-income producing. ADR American Depositary Receipt. REIT Real Estate Investment Trust. See Notes to Financial Statements.

MARCH 31, 2019 (UNAUDITED)

At March 31, 2019, Wasatch Global Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	3.0
China	4.3
France	2.3
Germany	4.4
Israel	2.3
Japan	6.8
Korea	4.5
Netherlands	2.0
Sweden	3.1
Switzerland	4.4
Taiwan	2.8
Thailand	1.2
United Kingdom	6.1
United States	52.8

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.6%

	Airport Services 1.1%
2,589,053	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	$14,596,415

	Apparel, Accessories & Luxury Goods 3.8%
504,590	Moncler S.p.A. (Italy)	20,331,581
42,999	Page Industries Ltd. (India)	15,516,851
610,305	Ted Baker plc (United Kingdom)	12,384,410

		48,232,842

	Application Software 10.6%
500,822	Aveva Group plc (United Kingdom)	21,043,051
919,670	GB Group plc (United Kingdom)	5,863,348
1,364,179	Infomart Corp. (Japan)	16,592,198
273,316	Kinaxis, Inc.* (Canada)	15,946,757
505,101	Miroku Jyoho Service Co. Ltd. (Japan)	12,947,685
70,193	Nemetschek SE (Germany)	11,968,331
1,139,265	Systena Corp. (Japan)	12,355,829
3,113,326	Technology One Ltd. (Australia)	17,684,931
1,265,171	WiseTech Global Ltd. (Australia)	20,769,490

		135,171,620

	Asset Management & Custody Banks 2.1%
661,876	Burford Capital Ltd. (United Kingdom)	14,534,335
2,101,950	Netwealth Group Ltd. (Australia)	12,298,110

		26,832,445

	Biotechnology 2.5%
1,501,149	Abcam plc (United Kingdom)	22,191,191
18,386	Medytox, Inc. (Korea)	9,456,212

		31,647,403

	Commodity Chemicals 1.9%
3,267,867	Berger Paints India Ltd. (India)	15,307,439
8,874,291	TOA Paint Thailand Public Co. Ltd. (Thailand)	9,018,304

		24,325,743

	Construction Machinery & Heavy Trucks 0.6%
452,500	Takeuchi Manufacturing Co. Ltd. (Japan)	7,949,269

	Data Processing & Outsourced Services 1.8%
628,850	Afterpay Touch Group Ltd.* (Australia)	9,354,485
185,900	GMO Payment Gateway, Inc. (Japan)	13,183,921

		22,538,406

	Diversified Real Estate Activities 1.8%
1,012,158	Patrizia Immobilien AG (Germany)	22,514,755

	Diversified Support Services 0.0%
36,479	Prestige International, Inc. (Japan)	457,510

	Drug Retail 4.6%
173,028	Ain Holdings, Inc. (Japan)	12,989,199
890,912	Clicks Group Ltd. (South Africa)	11,374,159
190,900	Kusuri no Aoki Holdings Co. Ltd. (Japan)	13,641,866
509,200	Raia Drogasil S.A. (Brazil)	8,492,411
142,800	Tsuruha Holdings, Inc. (Japan)	11,596,138

		58,093,773

	Electrical Components & Equipment 1.5%
857,669	Amara Raja Batteries Ltd. (India)	8,912,825
528,277	Voltronic Power Technology Corp. (Taiwan)	10,352,827

		19,265,652

Shares		Value

	Electronic Equipment & Instruments 1.7%
1,011,841	Halma plc (United Kingdom)	$22,034,819

	General Merchandise Stores 1.3%
3,307,768	B&M European Value Retail S.A. (United Kingdom)	16,095,440

	Health Care Equipment 4.6%
202,513	Cochlear Ltd. (Australia)	24,916,678
202,351	DiaSorin S.p.A. (Italy)	20,360,760
5,491,000	Microport Scientific Corp. (China)	5,162,272
457,164	Nakanishi, Inc. (Japan)	8,922,185

		59,361,895

	Health Care Supplies 1.8%
483,700	Asahi Intecc Co. Ltd. (Japan)	22,694,577

	Health Care Technology 1.5%
779,320	M3, Inc. (Japan)	13,057,812
568,277	RaySearch Laboratories AB* (Sweden)	6,338,434

		19,396,246

	Home Furnishing Retail 0.7%
484,486	Maisons du Monde S.A. (France)	9,358,593

	Hotels, Resorts & Cruise Lines 0.9%
629,622	Corporate Travel Management Ltd. (Australia)	11,382,223

	Household Products 1.5%
458,284	Pigeon Corp. (Japan)	18,710,955

	Human Resource & Employment Services 5.2%
280,948	51job, Inc. ADR* (China)	21,880,230
525,849	Benefit One, Inc. (Japan)	10,305,369
367,397	en-japan, Inc. (Japan)	10,674,171
668,642	SMS Co. Ltd. (Japan)	12,060,050
510,774	UT Group Co. Ltd. (Japan)	11,687,475

		66,607,295

	Industrial Machinery 3.6%
925,915	MISUMI Group, Inc. (Japan)	22,991,230
4,411,442	Rotork plc (United Kingdom)	16,248,786
143,523	Stabilus S.A. (Germany)	6,922,870

		46,162,886

	Interactive Media & Services 4.2%
371,703	Info Edge India Ltd. (India)	9,794,931
2,173,091	Rightmove plc (United Kingdom)	14,434,742
84,610	XING SE (Germany)	29,280,134

		53,509,807

	Internet & Direct Marketing Retail 2.2%
155,152	ASOS plc* (United Kingdom)	6,466,485
1,747,752	Webjet Ltd. (Australia)	18,056,418
276,133	Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	3,963,977

		28,486,880

	Investment Banking & Brokerage 1.4%
304,044	Avanza Bank Holding AB (Sweden)	13,048,256
102,403	M&A Capital Partners Co. Ltd.* (Japan)	4,656,782

		17,705,038

	IT Consulting & Other Services 1.3%
256,866	Reply S.p.A. (Italy)	16,539,208

	Life Sciences Tools & Services 0.9%
49,033	Tecan Group AG (Switzerland)	11,562,087

MARCH 31, 2019 (UNAUDITED)

Shares		Value

	Movies & Entertainment 1.1%
289,148	CTS Eventim AG & Co KGaA (Germany)	$13,700,622

	Oil & Gas Equipment & Services 1.7%
770,504	Pason Systems, Inc. (Canada)	11,243,183
400,035	TGS-NOPEC Geophysical Co. ASA (Norway)	10,913,482

		22,156,665

	Other Diversified Financial Services 1.2%
77,885	Hypoport AG* (Germany)	15,638,786

	Packaged Foods & Meats 3.0%
7,985,449	Vitasoy International Holdings Ltd. (China)	38,655,923

	Property & Casualty Insurance 1.4%
1,223,064	ICICI Lombard General Insurance Co. Ltd. (India)	18,104,525

	Regional Banks 3.2%
1,840,175	AU Small Finance Bank Ltd. (India)	15,845,029
869,524	Canadian Western Bank (Canada)	18,160,224
734,246	Metro Bank plc* (United Kingdom)	7,248,894

		41,254,147

	Research & Consulting Services 2.9%
560,015	Funai Soken Holdings, Inc. (Japan)	13,455,923
840,828	Nihon M&A Center, Inc. (Japan)	22,987,538

		36,443,461

	Restaurants 1.4%
565,845	Domino’s Pizza Enterprises Ltd. (Australia)	17,445,205

	Semiconductor Equipment 1.6%
915,000	Japan Material Co. Ltd. (Japan)	11,194,983
80,562	Koh Young Technology, Inc. (Korea)	6,068,233
81,255	Lasertec Corp. (Japan)	3,390,818

		20,654,034

	Semiconductors 2.6%
196,244	Melexis N.V. (Belgium)	11,876,379
993,165	Silergy Corp. (Taiwan)	14,823,118
91,824	U-Blox Holding AG* (Switzerland)	6,971,523

		33,671,020

	Soft Drinks 2.0%
647,923	Fevertree Drinks plc (United Kingdom)	25,476,951

	Specialty Chemicals 2.7%
224,454	Chr. Hansen Holding A/S (Denmark)	22,750,949
1,444,896	Hexpol AB (Sweden)	12,145,314

		34,896,263

	Systems Software 0.7%
202,567	Douzone Bizon Co. Ltd. (Korea)	8,316,115

	Technology Distributors 1.6%
2,737,421	Electrocomponents plc (United Kingdom)	20,030,153

	Trading Companies & Distributors 4.4%
903,264	Diploma plc (United Kingdom)	17,152,727
156,906	IMCD N.V. (Netherlands)	11,942,234
598,324	MonotaRO Co. Ltd. (Japan)	13,285,892
759,074	Richelieu Hardware Ltd. (Canada)	13,456,402

		55,837,255

	Total Common Stocks (cost $943,804,331)	1,233,514,907

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.2%

	Repurchase Agreement 3.2%
$40,838,984	Repurchase Agreement dated 3/29/19, 0.50% due 4/1/19 with Fixed Income Clearing Corp. collateralized by $41,390,000 of United States Treasury Notes 2.375% due 3/15/22; value: $41,660,070; repurchase proceeds: $40,840,686 (cost $40,838,984)	$40,838,984

	Total Short-Term Investments (cost $40,838,984)	40,838,984

	Total Investments (cost $984,643,315) 99.8%	1,274,353,891

	Other Assets less Liabilities 0.2%	2,747,976

	NET ASSETS 100.0%	$1,277,101,867

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

At March 31, 2019, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	10.7
Belgium	1.0
Brazil	0.7
Canada	4.8
China	5.3
Denmark	1.8
France	0.8
Germany	8.1
India	6.8
Italy	4.6
Japan	24.8
Korea	1.9
Mexico	1.2
Netherlands	1.0
Norway	0.9
South Africa	0.9
Sweden	2.6
Switzerland	1.5
Taiwan	2.0
Thailand	0.7
United Kingdom	17.9

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 95.4%

	Aerospace & Defense 0.8%
186,861	Avon Rubber plc (United Kingdom)	$3,163,902

	Apparel, Accessories & Luxury Goods 0.2%
525,500	JNBY Design Ltd. (China)	1,056,362

	Application Software 11.3%
132,371	BusinessOn Communication Co. Ltd. (Korea)	1,533,502
77,861	Esker S.A. (France)	5,956,629
48,995	Fixstars Corp. (Japan)	614,924
672,164	Fortnox AB (Sweden)	6,795,889
791,092	GB Group plc (United Kingdom)	5,043,600
15,356,300	Humanica Public Co. Ltd. (Thailand)	4,524,387
535,500	Infomart Corp. (Japan)	6,513,164
162,800	Miroku Jyoho Service Co. Ltd. (Japan)	4,173,191
270,086	Rakus Co. Ltd. (Japan)	4,917,744
597,476	Systena Corp. (Japan)	6,479,890

		46,552,920

	Auto Parts & Equipment 1.8%
906,000	Hota Industrial Manufacturing Co. Ltd. (Taiwan)	3,336,448
2,157,686	Minda Corp. Ltd. (India)	4,212,588

		7,549,036

	Automotive Retail 0.1%
436,336	Hascol Petroleum Ltd. (Pakistan)	396,810

	Brewers 1.7%
607,145	Carlsberg Brewery Malaysia Berhad, Class B (Malaysia)	3,976,744
42,497	Royal Unibrew A/S (Denmark)	3,135,202

		7,111,946

	Building Products 1.1%
513,260	Kajaria Ceramics Ltd. (India)	4,383,177

	Commodity Chemicals 3.9%
867,649	Berger Paints India Ltd. (India)	4,064,267
666,740	Gulf Oil Lubricants India Ltd. (India)	8,047,078
255,016	Supreme Industries Ltd. (India)	4,016,571

		16,127,916

	Consumer Finance 3.9%
819,635	ASA International Group plc* (United Kingdom)	4,793,225
318,806	Gruppo MutuiOnline S.p.A. (Italy)	6,601,678
2,204,062	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	4,749,857

		16,144,760

	Department Stores 2.7%
335,908	Poya International Co. Ltd. (Taiwan)	3,972,631
184,712	V-Mart Retail Ltd. (India)	7,140,642

		11,113,273

	Diversified Banks 0.4%
203,826	Sbanken ASA (Norway)	1,850,396

	Diversified Support Services 3.1%
703,567	Clipper Logistics plc (United Kingdom)	2,437,519
248,100	Japan Elevator Service Holdings Co. Ltd. (Japan)	5,034,529
427,841	Prestige International, Inc. (Japan)	5,365,867

		12,837,915

Shares		Value

	Drug Retail 1.5%
50,000	Kusuri no Aoki Holdings Co. Ltd. (Japan)	$3,573,040
103,400	Yakuodo Co. Ltd. (Japan)	2,478,875

		6,051,915

	Electrical Components & Equipment 2.0%
223,393	Amara Raja Batteries Ltd. (India)	2,321,481
310,627	Voltronic Power Technology Corp.* (Taiwan)	6,087,465

		8,408,946

	Electronic Equipment & Instruments 0.9%
97,175	Isra Vision AG (Germany)	3,629,903

	Electronic Manufacturing Services 0.9%
222,458	HMS Networks AB (Sweden)	3,861,844

	Financial Exchanges & Data 0.1%
142,821	Morningstar Japan KK (Japan)	389,172

	Food Retail 4.3%
7,210,397	7-Eleven Malaysia Holdings Berhad, Class B (Malaysia)	2,613,934
3,819,129	Philippine Seven Corp. (Philippines)	9,091,433
70,499	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	3,567,758
3,241,400	Sheng Siong Group Ltd. (Singapore)	2,487,405

		17,760,530

	Health Care Equipment 0.9%
7,096,000	AK Medical Holdings Ltd. (China)	3,905,085

	Health Care Facilities 1.0%
10,980,379	Cleopatra Hospital* (Egypt)	4,060,576

	Health Care Services 0.9%
255,177	Dr. Lal PathLabs Ltd. (India)	3,821,669

	Health Care Supplies 2.6%
946,875	Advanced Medical Solutions Group plc (United Kingdom)	3,903,258
1,303,464	Nanosonics Ltd.* (Australia)	4,035,286
3,696,900	Riverstone Holdings Ltd. (Singapore)	2,973,342

		10,911,886

	Health Care Technology 5.6%
151,307	Craneware plc (United Kingdom)	4,788,795
99,198	Nexus AG (Germany)	2,637,227
1,221,333	Pro Medicus Ltd. (Australia)	12,834,666
262,144	RaySearch Laboratories AB* (Sweden)	2,923,895

		23,184,583

	Home Furnishing Retail 0.4%
438,322	Nick Scali Ltd. (Australia)	1,764,676

	Home Improvement Retail 2.5%
3,984,055	Italtile Ltd. (South Africa)	3,727,609
52,787,300	PT Ace Hardware Indonesia Tbk (Indonesia)	6,598,413

		10,326,022

	Human Resource & Employment Services 2.1%
59,588	en-japan, Inc. (Japan)	1,731,240
234,262	SMS Co. Ltd. (Japan)	4,225,298
128,400	UT Group Co. Ltd. (Japan)	2,938,035

		8,894,573

MARCH 31, 2019 (UNAUDITED)

Shares		Value

	Interactive Media & Services 2.7%
5,036	Atrae, Inc.* (Japan)	$176,076
128,900	Itokuro, Inc.* (Japan)	3,558,910
40,400	Wantedly, Inc.* (Japan)	1,791,627
16,043	XING SE (Germany)	5,551,840

		11,078,453

	Internet & Direct Marketing Retail 6.0%
558,706	On the Beach Group plc (United Kingdom)	3,190,905
273,418	Open Door, Inc.* (Japan)	8,289,132
817,570	Webjet Ltd. (Australia)	8,446,499
333,221	Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	4,783,493

		24,710,029

	Internet Services & Infrastructure 0.6%
26,836	Cafe24 Corp.* (Korea)	2,553,333

	Investment Banking & Brokerage 2.4%
206,596	HUB24 Ltd. (Australia)	2,031,704
110,709	M&A Capital Partners Co. Ltd.* (Japan)	5,034,498
135,800	Strike Co. Ltd. (Japan)	2,793,684

		9,859,886

	IT Consulting & Other Services 1.9%
233,971	Appen Ltd. (Australia)	3,701,400
58,505	Aubay (France)	2,077,126
17,786	Avant Corp. (Japan)	250,830
188,109	eWork Group AB (Sweden)	1,881,637

		7,910,993

	Life Sciences Tools & Services 0.7%
78,830	Biotage AB (Sweden)	1,003,891
1,029,021	Horizon Discovery Group plc* (United Kingdom)	1,996,969

		3,000,860

	Oil & Gas Equipment & Services 1.7%
583,959	Computer Modelling Group Ltd. (Canada)	2,687,430
663,361	Spectrum ASA (Norway)	4,230,153

		6,917,583

	Other Diversified Financial Services 2.3%
46,464	Hypoport AG* (Germany)	9,329,660

	Packaged Foods & Meats 4.7%
2,003,120	Vitasoy International Holdings Ltd. (China)	9,696,694
2,214,000	Yihai International Holding Ltd. (China)	9,857,298

		19,553,992

	Personal Products 3.0%
244,665	Jamieson Wellness, Inc. (Canada)	3,447,481
543,629	Sarantis S.A. (Greece)	4,293,105
343,474	TCI Co. Ltd. (Taiwan)	4,702,910

		12,443,496

	Property & Casualty Insurance 1.5%
2,589,300	Qualitas Controladora S.A.B. de C.V. (Mexico)	6,368,449

	Research & Consulting Services 1.7%
40,458	Akka Technologies (France)	2,750,257
257,000	IR Japan Holdings Ltd. (Japan)	4,208,743

		6,959,000

Shares		Value

	Restaurants 0.6%
141,500	Arcland Service Holdings Co. Ltd. (Japan)	$2,590,485
630,045	Patisserie Holdings plc* *** (United Kingdom)	8,206

		2,598,691

	Semiconductor Equipment 1.7%
332,900	Japan Material Co. Ltd. (Japan)	4,073,016
200,000	Machvision, Inc. (Taiwan)	2,822,797

		6,895,813

	Semiconductors 2.0%
158,000	ASPEED Technology, Inc. (Taiwan)	3,619,279
85,270	LEENO Industrial, Inc. (Korea)	4,484,732

		8,104,011

	Specialized Finance 0.1%
23,245	eGuarantee, Inc. (Japan)	231,758

	Systems Software 2.3%
50,200	Digital Arts, Inc. (Japan)	4,099,161
270,669	Minwise Co. Ltd. (Korea)	5,257,908

		9,357,069

	Technology Hardware, Storage & Peripherals 0.7%
57,241	MGI Digital Graphic Technology* (France)	2,960,086

	Thrifts & Mortgage Finance 2.1%
291,446	Aavas Financiers Ltd.* (India)	4,847,617
78,690	Equitable Group, Inc. (Canada)	3,811,579

		8,659,196

	Total Common Stocks (cost $281,897,406)	394,752,151

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.6%

	Repurchase Agreement 4.6%
$18,950,264	Repurchase Agreement dated 3/29/19, 0.50% due 4/1/19 with Fixed Income Clearing Corp. collateralized by $19,205,000 of United States Treasury Notes 2.375% due 3/15/22; value: $19,330,313; repurchase proceeds: $18,951,053 (cost $18,950,264)	$18,950,264

	Total Short-Term Investments (cost $18,950,264)	18,950,264

	Total Investments (cost $300,847,670) 100.0%§	413,702,415

	Liabilities less Other Assets (<0.1%)	(137,556)

	NET ASSETS 100.0%	$413,564,859

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 1.84%.

See Notes to Financial Statements.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	MARCH 31, 2019 (UNAUDITED)

Schedule of Investments (continued)

At March 31, 2019, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	8.3
Canada	2.5
China	6.2
Denmark	0.8
Egypt	1.0
France	3.5
Germany	5.4
Greece	1.1
India	10.9
Indonesia	1.7
Israel	0.9
Italy	1.7
Japan	22.9
Korea	3.5
Malaysia	1.7
Mexico	2.8
Norway	1.5
Pakistan	0.1
Philippines	2.3
Singapore	1.4
South Africa	0.9
Sweden	4.2
Taiwan	6.2
Thailand	1.1
United Kingdom	7.4

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX)	MARCH 31, 2019 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.8%

	Alternative Carriers 2.0%
133,376	Bandwidth, Inc., Class A*	$8,930,857

	Apparel Retail 1.0%
156,715	Boot Barn Holdings, Inc.*	4,613,690

	Apparel, Accessories & Luxury Goods 1.1%
288,821	Superior Group of Cos., Inc.	4,800,205

	Application Software 8.1%
139,029	Digimarc Corp.*	4,362,730
64,600	Esker S.A. (France)	4,942,118
135,017	Five9, Inc.*	7,132,948
610,000	Fortnox AB (Sweden)	6,167,382
64,828	Globant S.A.* (Argentina)	4,628,719
207,680	Upland Software, Inc.*	8,797,325

		36,031,222

	Asset Management & Custody Banks 0.5%
800,000	Tatton Asset Management plc (United Kingdom)	2,229,794

	Biotechnology 6.3%
217,286	ChemoCentryx, Inc.*	3,018,102
343,634	Cytokinetics, Inc.*	2,779,999
98,439	Esperion Therapeutics, Inc.*	3,952,326
41,011	Exact Sciences Corp.*	3,552,373
249,116	Flexion Therapeutics, Inc.*	3,108,968
622,873	Inovio Pharmaceuticals, Inc.*	2,323,316
165,612	MacroGenics, Inc.*	2,977,704
478,490	Sangamo Therapeutics, Inc.*	4,564,794
829,394	Selecta Biosciences, Inc.*	1,965,664

		28,243,246

	Construction & Engineering 1.8%
623,957	Construction Partners, Inc., Class A* ‡‡	7,967,931

	Department Stores 2.2%
258,292	V-Mart Retail Ltd. (India)	9,985,116

	Diversified Banks 1.1%
1,607,909	City Union Bank Ltd. (India)	4,746,552

	Diversified Support Services 1.4%
313,300	Japan Elevator Service Holdings Co. Ltd. (Japan)	6,357,590

	Drug Retail 1.1%
200,000	Qol Holdings Co. Ltd. (Japan)	2,721,285
100,000	Yakuodo Co. Ltd. (Japan)	2,397,365

		5,118,650

	Electronic Equipment & Instruments 3.9%
28,114	Mesa Laboratories, Inc.	6,480,277
248,433	Napco Security Technologies, Inc.*	5,152,501
266,590	nLight, Inc.*	5,939,625

		17,572,403

	Electronic Manufacturing Services 1.8%
153,316	Fabrinet*	8,027,626

	Environmental & Facilities Services 1.5%
243,587	Heritage-Crystal Clean, Inc.*	6,686,463

	Food Distributors 1.0%
142,997	Chefs’ Warehouse, Inc. (The)*	4,440,057

Shares		Value

	Health Care Distributors 0.9%
125,534	PetIQ, Inc.*	$3,943,023

	Health Care Equipment 6.4%
158,062	AtriCure, Inc.*	4,234,481
187,662	CryoLife, Inc.*	5,474,100
767,398	IRIDEX Corp.* ‡‡	3,499,335
217,253	LeMaitre Vascular, Inc.	6,734,843
135,438	Tandem Diabetes Care, Inc.*	8,600,313

		28,543,072

	Health Care Supplies 1.5%
152,159	OrthoPediatrics Corp.*	6,729,992

	Health Care Technology 5.0%
84,059	Inspire Medical Systems, Inc.*	4,772,870
59,252	Omnicell, Inc.*	4,789,932
340,465	Simulations Plus, Inc.	7,187,216
95,787	Tabula Rasa HealthCare, Inc.*	5,404,302

		22,154,320

	Heavy Electrical Equipment 1.5%
234,952	TPI Composites, Inc.*	6,724,326

	Home Furnishings 0.9%
145,390	Lovesac Co. (The)*	4,043,296

	Homebuilding 2.2%
95,803	LGI Homes, Inc.*	5,771,173
213,990	Skyline Champion Corp.	4,065,810

		9,836,983

	Human Resource & Employment Services 1.3%
251,100	UT Group Co. Ltd. (Japan)	5,745,643

	Industrial Machinery 7.5%
166,478	Altra Industrial Motion Corp.	5,169,142
616,621	Elgi Equipments Ltd. (India)	2,201,677
108,044	Kadant, Inc.	9,503,550
388,122	Kornit Digital Ltd.* (Israel)	9,237,304
161,139	Sun Hydraulics Corp.	7,494,575

		33,606,248

	Insurance Brokers 2.2%
177,233	Goosehead Insurance, Inc., Class A	4,941,256
176,761	Health Insurance Innovations, Inc., Class A*	4,740,730

		9,681,986

	Internet & Direct Marketing Retail 3.8%
249,768	Duluth Holdings, Inc., Class B*	5,954,469
399,361	Medallia, Inc.* *** †	5,990,415
166,800	Open Door, Inc.* (Japan)	5,056,826

		17,001,710

	Internet Services & Infrastructure 2.5%
1,631,733	Limelight Networks, Inc.*	5,270,497
45,722	Twilio, Inc., Class A*	5,906,368

		11,176,865

	Investment Banking & Brokerage 1.0%
94,000	M&A Capital Partners Co. Ltd.* (Japan)	4,274,655

	Leisure Products 1.5%
298,461	MasterCraft Boat Holdings, Inc.*	6,736,265

	Oil & Gas Equipment & Services 0.9%
256,613	Solaris Oilfield Infrastructure, Inc., Class A	4,218,718

WASATCH MICRO CAP FUND (WMICX)	MARCH 31, 2019 (UNAUDITED)

Schedule of Investments (continued)

Shares		Value

	Oil & Gas Exploration & Production 1.4%
2,524,023	Abraxas Petroleum Corp.*	$3,155,029
795,192	Lonestar Resources US, Inc., Class A*	3,188,720

		6,343,749

	Packaged Foods & Meats 2.1%
226,577	Freshpet, Inc.*	9,581,941

	Personal Products 0.8%
42,178	USANA Health Sciences, Inc.*	3,537,469

	Pharmaceuticals 0.7%
263,301	Intra-Cellular Therapies, Inc.*	3,207,006

	Regional Banks 3.2%
226,140	CBTX, Inc.	7,342,766
117,638	Metro Bank plc* (United Kingdom)	1,161,389
221,094	People’s Utah Bancorp	5,830,249

		14,334,404

	Research & Consulting Services 1.0%
273,000	IR Japan Holdings Ltd. (Japan)	4,470,766

	Restaurants 1.3%
252,983	Chuy’s Holdings, Inc.*	5,760,423

	Semiconductors 4.4%
119,509	Ambarella, Inc.*	5,162,789
136,419	Inphi Corp.*	5,966,967
34,504	LEENO Industrial, Inc. (Korea)	1,814,720
257,654	MaxLinear, Inc., Class A*	6,577,906

		19,522,382

	Specialized Consumer Services 1.0%
347,147	Select Interior Concepts, Inc., Class A*	4,321,980

	Systems Software 5.9%
79,685	CyberArk Software Ltd.* (Israel)	9,486,499
101,000	Douzone Bizon Co. Ltd. (Korea)	4,146,419
157,784	Rapid7, Inc.*	7,985,448
81,764	Varonis Systems, Inc.*	4,875,588

		26,493,954

	Technology Hardware, Storage & Peripherals 0.7%
757,927	USA Technologies, Inc.*	3,145,397

	Thrifts & Mortgage Finance 0.8%
78,507	Equitable Group, Inc. (Canada)	3,802,715

	Trading Companies & Distributors 1.6%
321,455	Transcat, Inc.*	7,387,036

	Total Common Stocks (cost $344,903,067)	442,077,726

Shares		Value

	PREFERRED STOCKS 0.6%

	Internet & Direct Marketing Retail 0.6%
183,333	Medallia, Inc., Series F* *** †	$2,749,995

	Total Preferred Stocks (cost $2,749,995)	2,749,995

Principal Amount		Value
	SHORT-TERM INVESTMENTS 0.9%

	Repurchase Agreement 0.9%
$4,054,338	Repurchase Agreement dated 3/29/19, 0.50% due 4/1/19 with Fixed Income Clearing Corp. collateralized by $4,110,000 of United States Treasury Notes 2.375% due 3/15/22; value: $4,136,818; repurchase proceeds: $4,054,507 (cost $4,054,338)	$4,054,338

	Total Short-Term Investments (cost $4,054,338)	4,054,338

	Total Investments (cost $351,707,400) 100.3%	448,882,059

	Liabilities less Other Assets (0.3%)	(1,469,853)

	NET ASSETS 100.0%	$447,412,206

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

‡‡Affiliated company (see Note 8).

See Notes to Financial Statements.

At March 31, 2019, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	1.0
Canada	0.9
France	1.1
India	3.8
Israel	4.2
Japan	7.0
Korea	1.3
Sweden	1.4
United Kingdom	0.8
United States	78.5

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX)	MARCH 31, 2019 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 95.0%

	Air Freight & Logistics 1.6%
623,000	Radiant Logistics, Inc.*	$3,924,900

	Airlines 0.8%
15,000	Allegiant Travel Co.	1,942,050

	Alternative Carriers 1.9%
202,000	Gamma Communications plc (United Kingdom)	2,573,067
342,000	ORBCOMM, Inc.*	2,318,760

		4,891,827

	Apparel Retail 0.4%
400,000	RTW RetailWinds, Inc.*	960,000

	Apparel, Accessories & Luxury Goods 0.8%
115,000	Superior Group of Cos., Inc.	1,911,300

	Application Software 8.9%
43,000	Ebix, Inc.	2,122,910
231,500	eGain Corp.*	2,419,175
37,000	Esker S.A. (France)	2,830,624
47,000	Everbridge, Inc.*	3,525,470
54,000	Globant S.A.* (Argentina)	3,855,600
90,000	Miroku Jyoho Service Co. Ltd. (Japan)	2,307,047
229,000	SharpSpring, Inc.*	3,668,580
260,000	Telenav, Inc.*	1,578,200

		22,307,606

	Asset Management & Custody Banks 2.4%
850,000	Fiducian Group Ltd. (Australia)	2,897,003
69,000	Hamilton Lane, Inc., Class A	3,007,020

		5,904,023

	Biotechnology 1.8%
175,000	Cytokinetics, Inc.*	1,415,750
182,000	Sangamo Therapeutics, Inc.*	1,736,280
631,000	Selecta Biosciences, Inc.*	1,495,470

		4,647,500

	Building Products 0.9%
52,000	Patrick Industries, Inc.*	2,356,640

	Communications Equipment 1.3%
265,000	Digi International, Inc.*	3,357,550

	Construction & Engineering 2.9%
352,000	Construction Partners, Inc., Class A*	4,495,040
49,000	NV5 Global, Inc.*	2,908,640

		7,403,680

	Consumer Electronics 0.7%
193,000	ZAGG, Inc.*	1,750,510

	Consumer Finance 0.7%
850,000	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	1,831,790

	Data Processing & Outsourced Services 1.2%
129,000	i3 Verticals, Inc., Class A*	3,098,580

	Diversified Banks 1.2%
1,000,000	City Union Bank Ltd. (India)	2,952,003

	Diversified Support Services 1.0%
1,450,000	Johnson Service Group plc (United Kingdom)	2,625,087

Shares		Value

	Electronic Equipment & Instruments 1.7%
203,000	Napco Security Technologies, Inc.*	$4,210,220

	Electronic Manufacturing Services 1.8%
86,000	Fabrinet*	4,502,960

	Financial Exchanges & Data 0.4%
350,000	Infront ASA (Norway)	933,339

	Health Care Distributors 2.0%
3,300,000	Ibnsina Pharma S.A.E.* (Egypt)	2,410,364
85,000	PetIQ, Inc.*	2,669,850

		5,080,214

	Health Care Equipment 4.1%
80,000	AtriCure, Inc.*	2,143,200
486,000	IRIDEX Corp.*	2,216,160
224,000	Neuronetics, Inc.*	3,416,000
170,000	RA Medical Systems, Inc.*	578,000
35,000	Tactile Systems Technology, Inc.*	1,845,200

		10,198,560

	Health Care Facilities 1.1%
53,000	Ensign Group, Inc. (The)	2,713,070

	Health Care Services 2.3%
30,000	LHC Group, Inc.*	3,325,800
512,000	Viemed Healthcare, Inc.* (Canada)	2,524,848

		5,850,648

	Health Care Supplies 1.5%
83,000	OrthoPediatrics Corp.*	3,671,090

	Health Care Technology 3.4%
122,000	Nexus AG (Germany)	3,243,429
31,000	Omnicell, Inc.*	2,506,040
222,533	OptimizeRx Corp.*	2,830,620

		8,580,089

	Heavy Electrical Equipment 1.3%
117,175	TPI Composites, Inc.*	3,353,548

	Home Furnishing Retail 1.2%
64,215	Sleep Number Corp.*	3,018,105

	Home Furnishings 1.1%
102,000	Lovesac Co. (The)*	2,836,620

	Homebuilding 2.4%
43,000	LGI Homes, Inc.*	2,590,320
176,000	Skyline Champion Corp.	3,344,000

		5,934,320

	Human Resource & Employment Services 2.2%
112,000	BG Staffing, Inc.	2,446,080
139,000	UT Group Co. Ltd. (Japan)	3,180,583

		5,626,663

	Industrial Machinery 3.0%
24,000	John Bean Technologies Corp.	2,205,360
31,000	Kadant, Inc.	2,726,760
56,000	Sun Hydraulics Corp.	2,604,560

		7,536,680

	Industrial REITs 1.2%
235,000	Monmouth Real Estate Investment Corp.	3,097,300

WASATCH MICRO CAP VALUE FUND (WAMVX)

Schedule of Investments (continued)

Shares		Value

	Insurance Brokers 2.2%
118,000	Goosehead Insurance, Inc., Class A	$3,289,840
79,000	Health Insurance Innovations, Inc., Class A*	2,118,780

		5,408,620

	Integrated Telecommunication Services 1.3%
240,000	Ooma, Inc.*	3,177,600

	Internet Services & Infrastructure 1.0%
30,000	Tucows, Inc., Class A*	2,435,400

	IT Consulting & Other Services 2.4%
114,238	Endava plc, ADR* (United Kingdom)	3,141,545
186,000	Hackett Group, Inc. (The)	2,938,800

		6,080,345

	Mortgage REITs 1.7%
333,262	Arbor Realty Trust, Inc.	4,322,408

	Oil & Gas Equipment & Services 1.3%
196,000	Solaris Oilfield Infrastructure, Inc., Class A	3,222,240

	Oil & Gas Exploration & Production 1.6%
300,000	Lonestar Resources US, Inc., Class A*	1,203,000
225,000	Magnolia Oil & Gas Corp.*	2,700,000

		3,903,000

	Packaged Foods & Meats 3.4%
118,000	Freshpet, Inc.*	4,990,220
790,000	Yihai International Holding Ltd. (China)	3,517,284

		8,507,504

	Personal Products 0.9%
291,000	Sarantis S.A. (Greece)	2,298,062

	Pharmaceuticals 0.8%
243,000	Cocrystal Pharma, Inc.* *** †	597,780
109,000	Intra-Cellular Therapies, Inc.*	1,327,620

		1,925,400

	Property & Casualty Insurance 1.0%
167,000	Kingstone Cos., Inc.	2,461,580

	Regional Banks 5.3%
170,463	Capital Bancorp, Inc.*	1,980,780
166,925	Esquire Financial Holdings, Inc.*	3,799,213
99,000	Investar Holding Corp.	2,248,290
136,000	SmartFinancial, Inc.*	2,571,760
78,000	Sound Financial Bancorp, Inc.	2,648,100

		13,248,143

	Research & Consulting Services 1.0%
160,000	IR Japan Holdings Ltd. (Japan)	2,620,229

	Semiconductors 2.7%
73,000	Inphi Corp.*	3,193,020
140,000	MaxLinear, Inc., Class A*	3,574,200

		6,767,220

	Specialized Consumer Services 1.0%
199,708	Select Interior Concepts, Inc., Class A*	2,486,365

	Specialty Chemicals 0.9%
124,000	Ferro Corp.*	2,347,320

	Systems Software 1.0%
130,000	Minwise Co. Ltd. (Korea)	2,525,328

Shares		Value

	Technology Hardware, Storage & Peripherals 1.7%
725,000	One Stop Systems, Inc.* ‡‡	$1,479,000
682,000	USA Technologies, Inc.*	2,830,300

		4,309,300

	Thrifts & Mortgage Finance 2.0%
90,000	Axos Financial, Inc.*	2,606,400
310,000	Mortgage Advice Bureau Holdings Ltd. (United Kingdom)	2,361,992

		4,968,392

	Trading Companies & Distributors 1.8%
283,000	Hardwoods Distribution, Inc. (Canada)	2,689,490
32,000	SiteOne Landscape Supply, Inc.*	1,828,800

		4,518,290

	Water Utilities 0.8%
198,233	Global Water Resources, Inc.	1,944,666

	Total Common Stocks (cost $183,264,538)	238,485,884

	CONVERTIBLE PREFERRED STOCKS 0.8%

	Oil & Gas Refining & Marketing 0.8%
616,494	Vertex Energy, Inc., Pfd., 6.00% PIK, Series B*** †	1,898,802

	Total Convertible Preferred Stocks (cost $1,816,132)	1,898,802

	RIGHTS 0.2%

	Pharmaceuticals 0.2%
1	Acetylon Pharmaceuticals, Inc.* *** †	391,628
1	Acetylon Pharmaceuticals, Inc.* *** †	—

	Total Rights (cost $0)	391,628

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.0%

	Pharmaceuticals 0.0%
50,528	Regenacy Pharmaceuticals, LLC* *** †	20,211

	Total Limited Liability Company Membership Interest (cost $30,001)	20,211

	WARRANTS 0.0%

	Oil & Gas Refining & Marketing 0.0%
250,000	Vertex Energy, Inc., expiring 12/24/2020* *** †	22,500

	Total Warrants (cost $95,000)	22,500

MARCH 31, 2019 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.0%

	Repurchase Agreement 4.0%
$10,052,067	Repurchase Agreement dated 3/29/19, 0.50% due 4/1/19 with Fixed Income Clearing Corp. collateralized by $10,190,000 of United States Treasury Notes 2.375% due 3/15/22; value: $10,256,490; repurchase proceeds: $10,052,486 (cost $10,052,067)	$10,052,067

	Total Short-Term Investments (cost $10,052,067)	10,052,067

	Total Investments (cost $195,257,738) 100.0%§	250,871,092

	Other Assets less Liabilities <0.1%	20,628

	NET ASSETS 100.0%	$250,891,720

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

‡‡Affiliated company (see Note 8).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 0.96%.

ADR American Depositary Receipt.

PIK Payment in kind.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2019, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	1.6
Australia	1.2
Canada	2.2
China	1.5
Egypt	1.0
France	1.2
Germany	1.3
Greece	0.9
India	1.2
Japan	3.4
Korea	1.0
Mexico	0.8
Norway	0.4
United Kingdom	4.4
United States	77.9

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.8%

	Aerospace & Defense 3.7%
734,512	HEICO Corp., Class A	$61,743,079

	Air Freight & Logistics 1.8%
22,829,736	Aramex PJSC (United Arab Emirates)	29,584,837

	Airlines 0.8%
106,117	Allegiant Travel Co.	13,738,968

	Application Software 15.0%
724,671	DocuSign, Inc.*	37,566,945
526,090	Envestnet, Inc.*	34,401,025
571,629	Five9, Inc.*	30,199,160
442,106	Globant S.A.* (Argentina)	31,566,368
194,449	HubSpot, Inc.*	32,319,368
450,878	Paylocity Holding Corp.*	40,213,809
533,810	Zendesk, Inc.*	45,373,850

		251,640,525

	Automotive Retail 2.9%
564,672	Monro, Inc.	48,855,421

	Biotechnology 8.3%
1,910,468	Abcam plc (United Kingdom)	28,242,073
211,310	Atara Biotherapeutics, Inc.*	8,399,572
989,000	ChemoCentryx, Inc.*	13,737,210
1,153,665	Cytokinetics, Inc.*	9,333,150
433,453	Denali Therapeutics, Inc.*	10,064,779
212,807	Esperion Therapeutics, Inc.*	8,544,201
311,808	Exact Sciences Corp.*	27,008,809
362,824	Flexion Therapeutics, Inc.*	4,528,043
2,153,878	Inovio Pharmaceuticals, Inc.*	8,033,965
512,111	MacroGenics, Inc.*	9,207,756
1,288,714	Sangamo Therapeutics, Inc.*	12,294,332

		139,393,890

	Building Products 2.3%
847,175	AAON, Inc.	39,122,541

	Data Processing & Outsourced Services 4.1%
489,090	Euronet Worldwide, Inc.*	69,739,343

	Diversified Support Services 3.8%
721,673	Copart, Inc.*	43,726,167
617,016	Healthcare Services Group, Inc.	20,355,358

		64,081,525

	General Merchandise Stores 2.6%
507,537	Ollie’s Bargain Outlet Holdings, Inc.*	43,308,132

	Health Care Distributors 0.9%
466,163	PetIQ, Inc.*	14,642,180

	Health Care Equipment 3.6%
506,367	Cantel Medical Corp.	33,870,889
274,400	Insulet Corp.*	26,092,696

		59,963,585

	Health Care Facilities 2.1%
676,679	Ensign Group, Inc. (The)	34,639,198

	Health Care Supplies 2.4%
710,502	Neogen Corp.*	40,775,710

	Home Improvement Retail 1.5%
609,912	Floor & Decor Holdings, Inc., Class A*	25,140,573

	Homebuilding 1.3%
366,512	LGI Homes, Inc.*	22,078,683

Shares		Value

	Industrial Machinery 6.2%
676,974	Barnes Group, Inc.	$34,803,233
338,326	RBC Bearings, Inc.*	43,024,918
567,934	Sun Hydraulics Corp.	26,414,610

		104,242,761

	Insurance Brokers 0.9%
562,804	Goosehead Insurance, Inc., Class A	15,690,975

	Internet & Direct Marketing Retail 1.1%
121,842	Wayfair, Inc., Class A*	18,087,445

	IT Consulting & Other Services 1.5%
372,861	InterXion Holding N.V.* (Netherlands)	24,881,014

	Life Sciences Tools & Services 4.2%
345,388	ICON plc* (Ireland)	47,173,093
407,022	Medpace Holdings, Inc.*	24,002,087

		71,175,180

	Managed Health Care 2.2%
500,601	HealthEquity, Inc.*	37,034,462

	Pharmaceuticals 0.5%
733,342	Intra-Cellular Therapies, Inc.*	8,932,106

	Regional Banks 4.7%
646,584	Eagle Bancorp, Inc.*	32,458,517
1,160,259	Metro Bank plc* (United Kingdom)	11,454,736
409,784	Pinnacle Financial Partners, Inc.	22,415,185
233,050	Texas Capital Bancshares, Inc.*	12,722,199

		79,050,637

	Restaurants 2.3%
639,545	Chuy’s Holdings, Inc.*	14,562,440
410,487	Shake Shack, Inc., Class A*	24,280,306

		38,842,746

	Semiconductors 2.4%
300,471	Monolithic Power Systems, Inc.	40,710,816

	Specialty Stores 4.5%
330,925	Five Below, Inc.*	41,117,431
1,120,666	National Vision Holdings, Inc.*	35,222,533

		76,339,964

	Systems Software 6.8%
271,156	CyberArk Software Ltd.* (Israel)	32,281,122
296,211	Proofpoint, Inc.*	35,968,902
602,626	Rapid7, Inc.*	30,498,902
259,928	Varonis Systems, Inc.*	15,499,506

		114,248,432

	Trading Companies & Distributors 1.2%
357,911	SiteOne Landscape Supply, Inc.*	20,454,614

	Trucking 2.2%
1,115,152	Knight-Swift Transportation Holdings, Inc.	36,443,167

	Total Common Stocks (cost $1,081,891,191)	1,644,582,509

MARCH 31, 2019 (UNAUDITED)

Shares		Value

	PREFERRED STOCKS 1.3%

	Biotechnology 0.0%
677,966	Nanosys, Inc., Series D Pfd.* *** †	$454,237
161,519	Nanosys, Inc., Series E Pfd.* *** †	192,208

		646,445

	Internet & Direct Marketing Retail 0.6%
666,667	Medallia, Inc., Series F* *** †	10,000,005

	Systems Software 0.7%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	11,536,213

	Total Preferred Stocks (cost $20,184,946)	22,182,663

	LIMITED PARTNERSHIP INTEREST 0.2%

	Asset Management & Custody Banks 0.2%
1	Greenspring Global Partners II-B, L.P.* *** †	1,635,311
1	Greenspring Global Partners III-B, L.P.* *** †	917,101

		2,552,412

	Total Limited Partnership Interest (cost $2,391,236)	2,552,412

	SELLER’S NOTE 0.1%

	Oil & Gas Equipment & Services 0.1%
1,728,000	Drilling Info Holdings, Inc., Series B, 7.25%*** †	1,728,000

	Total Seller’s Note (cost $937,635)	1,728,000

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.4%

	Repurchase Agreement 0.4%
$6,841,818	Repurchase Agreement dated 3/29/19, 0.50% due 4/1/19 with Fixed Income Clearing Corp. collateralized by $6,935,000 of United States Treasury Notes 2.375% due 3/15/22; value: $6,980,251; repurchase proceeds: $6,842,103 (cost $6,841,818)	$6,841,818

	Total Short-Term Investments (cost $6,841,818)	6,841,818

	Total Investments (cost $1,112,246,826) 99.8%	1,677,887,402

	Other Assets less Liabilities 0.2%	2,944,825

	NET ASSETS 100.0%	$1,680,832,227

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

See Notes to Financial Statements.

At March 31, 2019, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	1.9
Ireland	2.8
Israel	1.9
Netherlands	1.5
United Arab Emirates	1.8
United Kingdom	2.4
United States	87.7

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.7%

	Aerospace & Defense 2.0%
120,497	HEICO Corp., Class A	$10,128,978

	Airlines 3.4%
59,012	Allegiant Travel Co.	7,640,284
117,159	Copa Holdings S.A., Class A (Panama)	9,444,187

		17,084,471

	Application Software 1.5%
147,372	Ebix, Inc.	7,275,756

	Asset Management & Custody Banks 4.3%
383,194	Artisan Partners Asset Management, Inc., Class A	9,644,993
277,490	Hamilton Lane, Inc., Class A	12,093,014

		21,738,007

	Auto Parts & Equipment 3.7%
211,138	Dorman Products, Inc.*	18,599,146

	Automotive Retail 7.8%
438,695	Camping World Holdings, Inc., Class A	6,102,247
142,868	Lithia Motors, Inc., Class A	13,251,007
225,974	Monro, Inc.	19,551,271

		38,904,525

	Commercial Printing 1.0%
63,526	Cimpress N.V.*	5,090,338

	Commodity Chemicals 1.8%
479,196	Valvoline, Inc.	8,893,878

	Consumer Electronics 1.3%
700,405	ZAGG, Inc.*	6,352,673

	Consumer Finance 1.8%
19,739	Credit Acceptance Corp.*	8,920,646

	Data Processing & Outsourced Services 4.7%
163,639	Euronet Worldwide, Inc.*	23,333,285

	Diversified Banks 1.2%
2,032,526	City Union Bank Ltd. (India)	6,000,023

	Diversified Support Services 1.1%
91,089	Copart, Inc.*	5,519,082

	Electronic Manufacturing Services 2.6%
247,761	Fabrinet*	12,972,766

	Health Care Facilities 3.3%
325,815	Ensign Group, Inc. (The)	16,678,470

	Health Care Services 2.0%
92,502	LHC Group, Inc.*	10,254,772

	Home Furnishing Retail 2.0%
213,796	Sleep Number Corp.*	10,048,412

	Home Furnishings 1.0%
172,087	Lovesac Co. (The)*	4,785,739

	Homebuilding 1.6%
132,395	LGI Homes, Inc.*	7,975,475

	Hotel & Resort REITs 2.6%
1,131,647	Summit Hotel Properties, Inc.	12,912,092

Shares		Value

	Industrial Machinery 8.1%
418,104	Altra Industrial Motion Corp.	$12,982,129
211,928	Kadant, Inc.	18,641,187
196,682	Sun Hydraulics Corp.	9,147,680

		40,770,996

	Industrial REITs 2.0%
759,398	Monmouth Real Estate Investment Corp.	10,008,866

	Internet & Direct Marketing Retail 0.7%
44,697	Stamps.com, Inc.*	3,638,783

	IT Consulting & Other Services 1.8%
581,706	Hackett Group, Inc. (The)	9,190,955

	Life Sciences Tools & Services 1.7%
62,939	ICON plc* (Ireland)	8,596,209

	Mortgage REITs 4.9%
1,052,840	Arbor Realty Trust, Inc.	13,655,335
1,480,484	MFA Financial, Inc.	10,763,118

		24,418,453

	Oil & Gas Equipment & Services 0.7%
212,508	Oil States International, Inc.*	3,604,136

	Oil & Gas Exploration & Production 1.2%
2,704,257	Gran Tierra Energy, Inc.* (Colombia)	6,138,663

	Personal Products 1.4%
151,058	Nu Skin Enterprises, Inc., Class A	7,229,636

	Regional Banks 12.3%
324,187	FB Financial Corp.	10,296,179
127,031	People’s Utah Bancorp	3,349,808
203,846	Pinnacle Financial Partners, Inc.	11,150,376
130,255	Prosperity Bancshares, Inc.	8,995,410
141,901	South State Corp.	9,697,514
100,536	Texas Capital Bancshares, Inc.*	5,488,260
251,716	Webster Financial Corp.	12,754,450

		61,731,997

	Semiconductors 1.6%
491,453	Tower Semiconductor Ltd.* (Israel)	8,138,462

	Specialized REITs 1.8%
313,289	National Storage Affiliates Trust	8,931,869

	Specialty Chemicals 3.1%
185,975	Innospec, Inc.	15,501,016

	Thrifts & Mortgage Finance 1.9%
334,184	Axos Financial, Inc.*	9,677,969

	Trucking 4.8%
571,714	Knight-Swift Transportation Holdings, Inc.	18,683,613
38,894	Old Dominion Freight Line, Inc.	5,615,905

		24,299,518

	Total Common Stocks (cost $410,673,053)	495,346,062

MARCH 31, 2019 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.0%

	Repurchase Agreement 2.0%
$10,112,910	Repurchase Agreement dated 3/29/19, 0.50% due 4/1/19 with Fixed Income Clearing Corp. collateralized by $10,250,000 of United States Treasury Notes 2.375% due 3/15/22; value: $10,316,881; repurchase proceeds: $10,113,331 (cost $10,112,910)	$10,112,910

	Total Short-Term Investments (cost $10,112,910)	10,112,910

	Total Investments (cost $420,785,963) 100.7%	505,458,972

	Liabilities less Other Assets (0.7%)	(3,427,346)

	NET ASSETS 100.0%	$502,031,626

	*Non-income producing. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At March 31, 2019, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Colombia	1.2
India	1.2
Ireland	1.7
Israel	1.7
Panama	1.9
United States	92.3

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 90.5%

	Alternative Carriers 1.2%
92,251	Bandwidth, Inc., Class A*	$6,177,127

	Application Software 13.0%
301,751	Box, Inc., Class A*	5,826,812
89,085	DocuSign, Inc.*	4,618,166
108,856	Five9, Inc.*	5,750,863
88,431	Globant S.A.* (Argentina)	6,313,973
55,102	HubSpot, Inc.*	9,158,504
173,774	Instructure, Inc.*	8,188,231
154,807	Paylocity Holding Corp.*	13,807,236
127,664	Zendesk, Inc.*	10,851,440

		64,515,225

	Automotive Retail 1.6%
92,862	Monro, Inc.	8,034,420

	Biotechnology 11.1%
44,765	Atara Biotherapeutics, Inc.*	1,779,409
110,271	Bellicum Pharmaceuticals, Inc.*	371,613
423,176	ChemoCentryx, Inc.*	5,877,915
511,952	Cytokinetics, Inc.*	4,141,692
45,161	Denali Therapeutics, Inc.*	1,048,638
152,106	Esperion Therapeutics, Inc.*	6,107,056
68,962	Exact Sciences Corp.*	5,973,488
150,148	Flexion Therapeutics, Inc.*	1,873,847
1,159,411	Inovio Pharmaceuticals, Inc.*	4,324,603
227,473	MacroGenics, Inc.*	4,089,964
1,104,100	MEI Pharma, Inc.*	3,389,587
931,390	Sangamo Therapeutics, Inc.*	8,885,461
45,320	Seattle Genetics, Inc.*	3,319,237
1,187,354	Selecta Biosciences, Inc.*	2,814,029
252,861	Unum Therapeutics, Inc.*	1,110,060

		55,106,599

	Building Products 3.7%
132,459	AAON, Inc.	6,116,957
195,651	Trex Co., Inc.*	12,036,449

		18,153,406

	Construction & Engineering 1.3%
110,599	NV5 Global, Inc.*	6,565,157

	Department Stores 0.8%
101,855	V-Mart Retail Ltd. (India)	3,937,536

	Diversified Banks 1.5%
2,489,169	City Union Bank Ltd. (India)	7,348,034

	Diversified Support Services 0.6%
94,457	Healthcare Services Group, Inc.	3,116,136

	Electronic Equipment & Instruments 0.8%
174,076	nLight, Inc.*	3,878,413

	Electronic Manufacturing Services 0.7%
21,825	IPG Photonics Corp.*	3,312,599

	General Merchandise Stores 1.6%
91,751	Ollie’s Bargain Outlet Holdings, Inc.*	7,829,113

	Health Care Equipment 8.0%
291,948	AtriCure, Inc.*	7,821,287
307,267	CryoLife, Inc.*	8,962,978
72,875	Glaukos Corp.*	5,711,214
82,334	Insulet Corp.*	7,829,140
148,951	Tandem Diabetes Care, Inc.*	9,458,389

		39,783,008

Shares		Value

	Health Care Technology 2.6%
128,888	Inspire Medical Systems, Inc.*	$7,318,261
42,190	Veeva Systems, Inc., Class A*	5,352,223

		12,670,484

	Heavy Electrical Equipment 1.5%
262,887	TPI Composites, Inc.*	7,523,826

	Home Improvement Retail 1.7%
207,186	Floor & Decor Holdings, Inc., Class A*	8,540,207

	Homebuilding 1.6%
134,675	LGI Homes, Inc.*	8,112,822

	Industrial Machinery 5.1%
115,393	Barnes Group, Inc.	5,932,354
405,851	Kornit Digital Ltd.* (Israel)	9,659,254
91,596	Proto Labs, Inc.*	9,630,403

		25,222,011

	Industrial REITs 1.3%
490,843	Monmouth Real Estate Investment Corp.	6,469,311

	Insurance Brokers 1.0%
183,741	Goosehead Insurance, Inc., Class A	5,122,699

	Internet & Direct Marketing Retail 1.6%
53,610	Wayfair, Inc., Class A*	7,958,405

	Internet Services & Infrastructure 0.8%
31,989	Twilio, Inc., Class A*	4,132,339

	IT Consulting & Other Services 2.0%
149,278	InterXion Holding N.V.* (Netherlands)	9,961,321

	Managed Health Care 1.2%
79,666	HealthEquity, Inc.*	5,893,691

	Oil & Gas Equipment & Services 1.4%
68,010	Oil States International, Inc.*	1,153,450
350,724	Solaris Oilfield Infrastructure, Inc., Class A	5,765,902

		6,919,352

	Packaged Foods & Meats 2.2%
252,284	Freshpet, Inc.*	10,669,090

	Pharmaceuticals 1.6%
323,443	Cocrystal Pharma, Inc.*	882,999
523,000	Cocrystal Pharma, Inc.* *** †	1,286,580
470,728	Intra-Cellular Therapies, Inc.*	5,733,467

		7,903,046

	Regional Banks 5.3%
181,646	Bank OZK	5,264,101
110,478	Eagle Bancorp, Inc.*	5,545,996
212,041	Esquire Financial Holdings, Inc.*	4,826,053
305,082	Metro Bank plc* (United Kingdom)	3,011,943
84,083	Pinnacle Financial Partners, Inc.	4,599,340
571,531	Republic First Bancorp, Inc.*	3,000,538

		26,247,971

	Restaurants 2.0%
281,836	Chuy’s Holdings, Inc.*	6,417,406
325,770	Habit Restaurants, Inc. (The), Class A*	3,524,831

		9,942,237

	Semiconductors 3.5%
89,344	Ambarella, Inc.*	3,859,661
136,627	Inphi Corp.*	5,976,065
47,969	Monolithic Power Systems, Inc.	6,499,320
12,733	NVE Corp.	1,246,433

		17,581,479

MARCH 31, 2019 (UNAUDITED)

Shares		Value

	Specialty Chemicals 1.4%
72,878	Balchem Corp.	$6,763,078

	Specialty Stores 1.9%
76,906	Five Below, Inc.*	9,555,570

	Systems Software 2.8%
72,618	Proofpoint, Inc.*	8,818,004
260,041	Zuora, Inc., Class A*	5,208,621

		14,026,625

	Trucking 2.1%
322,736	Knight-Swift Transportation Holdings, Inc.	10,547,012

	Total Common Stocks (cost $386,732,020)	449,519,349

	LIMITED PARTNERSHIP INTEREST 0.5%

	Asset Management & Custody Banks 0.5%
1	Greenspring Global Partners II-B, L.P.* *** †	1,471,772
1	Greenspring Global Partners III-B, L.P.* *** †	917,101

		2,388,873

	Total Limited Partnership Interest (cost $2,213,566)	2,388,873

	PREFERRED STOCKS 0.5%

	Biotechnology 0.0%
169,492	Nanosys, Inc., Series D Pfd.* *** †	113,560
40,380	Nanosys, Inc., Series E Pfd.* *** †	48,052

		161,612

	Internet & Direct Marketing Retail 0.5%
150,000	Medallia, Inc., Series F* *** †	2,250,000

	Total Preferred Stocks (cost $2,796,236)	2,411,612

	SELLER’S NOTE 0.0%

	Oil & Gas Equipment & Services 0.0%
132,000	Drilling Info Holdings, Inc., Series B, 7.25%*** †	132,000

	Total Seller’s Note (cost $70,858)	132,000

Principal Amount		Value

	SHORT-TERM INVESTMENTS 9.7%

	Repurchase Agreement 9.7%
$48,318,364	Repurchase Agreement dated 3/29/19, 0.50% due 4/1/19 with Fixed Income Clearing Corp. collateralized by $48,970,000 of United States Treasury Notes 2.375% due 3/15/22; value: $49,289,529; repurchase proceeds: $48,320,377 (cost $48,318,364)	$48,318,364

	Total Short-Term Investments (cost $48,318,364)	48,318,364

	Total Investments (cost $440,131,044) 101.2%	502,770,198

	Liabilities less Other Assets (1.2%)	(5,802,044)

	NET ASSETS 100.0%	$496,968,154

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

See Notes to Financial Statements.

At March 31, 2019, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	1.4
India	2.5
Israel	2.1
Netherlands	2.2
United Kingdom	0.7
United States	91.1

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	MARCH 31, 2019 (UNAUDITED)

Schedule of Investments

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 99.7%

$48,030,000	U.S. Treasury Bond, 3.00%, 8/15/48	$49,718,555
112,300,000	U.S. Treasury Bond, 2.25%, 8/15/46	100,140,016
18,000,000	U.S. Treasury Bond, 2.50%, 2/15/45	16,983,281
2,700,000	U.S. Treasury Bond, 3.125%, 8/15/44	2,861,894
11,000,000	U.S. Treasury Bond, 3.75%, 11/15/43	12,895,352
39,000,000	U.S. Treasury Strip, principal only, 8/15/40	21,784,634
81,000,000	U.S. Treasury Strip, principal only, 5/15/44	39,688,823
175,700,000	U.S. Treasury Strip, principal only, 8/15/45	82,992,937

	Total U.S. Government Obligations (cost $335,447,710)	327,065,492

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.3%

	Repurchase Agreement 0.3%
$ 940,990	Repurchase Agreement dated 3/29/19, 0.50% due 4/1/19 with Fixed Income Clearing Corp. collateralized by $955,000 of United States Treasury Notes 2.375% due 3/15/22; value: $961,231; repurchase proceeds: $941,029 (cost $940,990)	$940,990

	Total Short-Term Investments (cost $940,990)	940,990

	Total Investments (cost $336,388,700) 100.0%	328,006,482

	Other Assets less Liabilities <0.1%	33,808

	NET ASSETS 100.0%	$328,040,290

	See Notes to Financial Statements.

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WASATCH FUNDS

Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Assets:
Investments, at cost
Unaffiliated issuers	$1,499,110,342	$205,196,252	$35,626,828
Repurchase agreements	27,396,297	2,624,967	811,475

	$1,526,506,639	$207,821,219	$36,438,303

Investments, at market value
Unaffiliated issuers	$2,136,939,401	$268,444,965	$45,305,207
Repurchase agreements	27,396,297	2,624,967	811,475

	2,164,335,698	271,069,932	46,116,682
Cash	100,435	—	—
Foreign currency on deposit (cost of $0, $0, $0, $54, $3,363,649, $7,314, $0 and $303,066, respectively)	—	—	—
Receivable for investment securities sold	1,053,305	—	—
Capital shares receivable	4,523,111	423,439	982
Interest and dividends receivable	845,958	30,208	66,132
Prepaid expenses and other assets	109,753	38,087	21,367

Total Assets	2,170,968,260	271,561,666	46,205,163

Liabilities:
Bank overdraft	—	—	—
Payable for securities purchased	—	—	—
Capital shares payable	2,071,887	86,633	—
Dividends payable to shareholders	—	—	—
Payable to Advisor	1,815,297	276,141	26,446
Accrued fund administration fees	119,156	13,348	1,625
Accrued expenses and other liabilities	725,449	334,565	99,688
Foreign capital gains taxes payable	786,255	3,992,343	306,497
Line of credit payable	—	—	—

Total Liabilities	5,518,044	4,703,030	434,256

Net Assets	$2,165,450,216	$266,858,636	$45,770,907

Net Assets Consist of:
Capital stock	$313,323	$640,511	$40,858
Paid-in-capital in excess of par	1,478,406,037	214,973,685	42,070,658
Distributable earnings (accumulated loss)	686,730,856	51,244,440	3,659,391

Net Assets	$2,165,450,216	$266,858,636	$45,770,907

Net Assets
Investor Class	1,402,277,375	194,421,955	10,606,145
Institutional Class	763,172,841	72,436,681	35,164,762

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	20,351,204	46,757,695	959,049
Institutional Class	10,981,095	17,293,422	3,126,771

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$68.90	$4.16	$11.06

Institutional Class	$69.50	$4.19	$11.25

[1]	Foreign currency on deposit includes a position in Zimbabwe’s currency, the RTGS dollar, which was fair valued during the period (see Note 12).

See Notes to Financial Statements.

MARCH 31, 2019 (UNAUDITED)

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND		GLOBAL OPPORTUNITIES FUND	GLOBAL VALUE FUND	INTERNATIONAL GROWTH FUND

$315,679,332	$59,387,557		$80,156,360	$153,600,085	$943,804,331
—	917,970		2,196,646	3,535,378	40,838,984

$315,679,332	$60,305,527		$82,353,006	$157,135,463	$984,643,315

$437,916,732	$62,513,566		$114,077,206	$167,126,984	$1,233,514,907
—	917,970		2,196,646	3,535,378	40,838,984

437,916,732	63,431,536		116,273,852	170,662,362	1,274,353,891
—	652,000		—	—	10,369,878
54	881,919	[1]	7,357	—	304,391
—	—		4,150,829	625,812	4,344,318
7,907,218	2,085		10,191	5,888	4,328,909
997,958	161,266		107,119	1,504,682	2,647,833
32,543	24,939		24,098	20,436	54,617

446,854,505	65,153,745		120,573,446	172,819,180	1,296,403,837

—	—		—	3,000	—
—	556,202		3,449,187	603,082	15,706,831
334,931	10,982		20,753	357,016	1,561,119
—	—		—	27,356	—
586,494	76,806		119,693	120,074	1,340,894
27,148	5,427		5,709	15,426	72,926
476,242	277,441		110,716	302,850	610,951
1,880,195	577,902		156,328	—	9,249
859,296	—		—	—	—

4,164,306	1,504,760		3,862,386	1,428,804	19,301,970

$442,690,199	$63,648,985		$116,711,060	$171,390,376	$1,277,101,867

$1,728,405	$243,308		$349,411	$221,532	$456,318
331,950,682	169,957,227		79,225,780	327,521,568	976,768,934
109,011,112	(106,551,550)		37,135,869	(156,352,724)	299,876,615

$442,690,199	$63,648,985		$116,711,060	$171,390,376	$1,277,101,867

229,287,254	46,780,468		99,315,316	162,959,663	614,384,141
213,402,945	16,868,517		17,395,744	8,430,713	662,717,726

89,753,018	17,918,428		29,749,312	21,061,824	21,987,242
83,087,513	6,412,377		5,191,744	1,091,369	23,644,553

$2.55	$2.61		$3.34	$7.74	$27.94

$2.57	$2.63		$3.35	$7.72	$28.03

WASATCH FUNDS

Statements of Assets and Liabilities (continued)

	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND	MICRO CAP VALUE FUND

Assets:
Investments, at cost
Unaffiliated issuers	$281,897,406	$347,653,062	$185,205,671
Repurchase agreements	18,950,264	4,054,338	10,052,067

	$300,847,670	$351,707,400	$195,257,738

Investments, at market value
Unaffiliated issuers	$394,752,151	$444,827,721	$240,819,025
Repurchase agreements	18,950,264	4,054,338	10,052,067

	413,702,415	448,882,059	250,871,092
Foreign currency on deposit (cost of $298,918, $14,903, $0, $0, $0, $0 and $0, respectively)	299,004	14,988	—
Receivable for investment securities sold	982,788	213,358	965,569
Capital shares receivable	230,436	187,513	48,553
Interest and dividends receivable	732,095	387,231	179,339
Prepaid expenses and other assets	32,786	28,081	41,217

Total Assets	415,979,524	449,713,230	252,105,770

Liabilities:
Payable for securities purchased	1,252,151	814,287	413,851
Capital shares payable	112,512	328,827	223,803
Dividends payable to shareholders	—	—	—
Payable to Advisor	607,102	566,846	323,525
Accrued fund administration fees	23,455	23,644	13,445
Accrued expenses and other liabilities	419,445	167,183	170,158
Foreign capital gains taxes payable	—	400,237	69,268

Total Liabilities	2,414,665	2,301,024	1,214,050

Net Assets	$413,564,859	$447,412,206	$250,891,720

Net Assets Consist of:
Capital stock	$1,250,448	$628,402	$801,433
Paid-in-capital in excess of par	305,527,722	327,647,380	190,062,103
Distributable earnings (accumulated loss)	106,786,689	119,136,424	60,028,184

Net Assets	$413,564,859	$447,412,206	$250,891,720

Net Assets
Investor Class	133,333,427	447,412,206	250,891,720
Institutional Class	280,231,432	—	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	40,653,615	62,840,237	80,143,305
Institutional Class	84,391,199	—	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$3.28	$7.12	$3.13

Institutional Class	$3.32	$—	$—

See Notes to Financial Statements.

MARCH 31, 2019 (UNAUDITED)

SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	ULTRA GROWTH FUND	U.S. TREASURY FUND

$1,105,405,008	$410,673,053	$391,812,680	$335,447,710
6,841,818	10,112,910	48,318,364	940,990

$1,112,246,826	$420,785,963	$440,131,044	$336,388,700

$1,671,045,584	$495,346,062	$454,451,834	$327,065,492
6,841,818	10,112,910	48,318,364	940,990

1,677,887,402	505,458,972	502,770,198	328,006,482
—	—	—	—
4,759,668	—	—	—
550,595	1,182,446	1,942,636	146,764
581,048	492,877	102,861	715,795
57,793	55,450	66,524	40,045

1,683,836,506	507,189,745	504,882,219	328,909,086

—	4,324,034	6,679,586	—
849,166	108,195	377,936	459,425
—	—	—	114,505
1,389,622	411,496	394,665	132,546
96,061	25,525	19,713	17,073
669,430	194,612	145,000	145,247
—	94,257	297,165	—

3,004,279	5,158,119	7,914,065	868,796

$1,680,832,227	$502,031,626	$496,968,154	$328,040,290

$432,916	$680,083	$198,944	$198,018
1,036,894,938	420,636,834	433,255,922	357,273,583
643,504,373	80,714,709	63,513,288	(29,431,311)

$1,680,832,227	$502,031,626	$496,968,154	$328,040,290

1,010,136,827	370,846,497	496,968,154	328,040,290
670,695,400	131,185,129	—	—

26,106,853	50,326,100	19,894,434	19,801,840
17,184,782	17,682,151	—	—

$38.69	$7.37	$24.98	$16.57

$39.03	$7.42	$—	$—

WASATCH FUNDS

Statements of Operations

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Investment Income:
Interest	$87,088	$10,083	$1,553
Dividends[1]
Unaffiliated issuers	6,723,893	424,526	144,626

Total investment income	6,810,981	434,609	146,179

Expenses:
Investment advisory fees	10,356,803	1,473,163	208,806
Shareholder servicing fees — Investor Class	769,621	160,590	27,994
Shareholder servicing fees — Institutional Class	10,729	1,406	1,990
Fund administration fees	177,694	20,267	3,587
Fund accounting fees	105,380	23,222	12,715
Reports to shareholders — Investor Class	82,733	26,794	8,879
Reports to shareholders — Institutional Class	41,141	2,748	2,182
Custody fees	38,096	144,481	27,150
Federal and state registration fees — Investor Class	31,881	16,680	7,121
Federal and state registration fees — Institutional Class	39,925	9,382	8,394
Legal fees	65,663	6,836	1,270
Trustees’ fees	139,998	14,485	2,666
Interest	40,094	8,311	1,331
Audit fees	17,258	17,258	17,258
Other expenses	52,001	55,552	15,229

Total expenses before reimbursement	11,969,017	1,981,175	346,572
Reimbursement of expenses by Advisor	(120,191)	(12,420)	(77,076)

Net Expenses	11,848,826	1,968,755	269,496

Net Investment Income (Loss)	(5,037,845)	(1,534,146)	(123,317)

Realized Gain (Loss):
Investments sold	82,726,100	(429,642)	(460,910)
Foreign currency transactions	(960)	(38,000)	152
Foreign capital gains taxes	(3,171)	(327,049)	(7,651)

Net realized gain (loss)	82,721,969	(794,691)	(468,409)

Change in Unrealized Appreciation (Depreciation):
Investments	(225,089,921)	32,901,072	3,467,500
Foreign currency translations	(1,576)	5,993	566
Deferred foreign capital gains taxes	(373,908)	(1,546,831)	(145,494)

Net change in unrealized appreciation (depreciation)	(225,465,405)	31,360,234	3,322,572

Net gain (loss) on investments	(142,743,436)	30,565,543	2,854,163

Net Increase (Decrease) in Net Assets Resulting from Operations	$(147,781,281)	$29,031,397	$2,730,846

[1]	Net of $0, $0, $17,133, $134,242, $33,562, $(956), $126,446 and $629,279 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED MARCH 31, 2019 (UNAUDITED)

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	GLOBAL VALUE FUND	INTERNATIONAL GROWTH FUND

$12,621	$4,537	$4,641	$14,308	$101,451

1,362,527	324,406	236,839	3,107,024	6,221,778

1,375,148	328,943	241,480	3,121,332	6,323,229

3,620,573	551,909	682,610	802,332	7,942,315
196,490	72,524	55,081	151,778	325,985
1,834	1,170	1,196	930	8,003
37,665	5,742	9,368	15,306	108,954
36,006	15,122	18,847	19,269	75,317
28,958	17,756	12,339	23,456	44,015
11,073	1,892	2,296	509	21,179
214,519	126,668	15,021	15,232	193,511
13,978	9,929	10,108	11,199	17,157
13,251	7,302	6,660	6,524	16,184
14,556	2,201	3,524	872	43,091
31,172	4,754	7,465	11,509	92,288
47,248	27,276	3,376	2,919	38,706
17,258	17,258	17,258	17,081	17,258
42,644	4,379	14,799	5,570	50,759

4,327,225	865,882	859,948	1,084,486	8,994,722
(153,075)	(136,764)	(17,568)	(107,412)	(18,843)

4,174,150	729,118	842,380	977,074	8,975,879

(2,799,002)	(400,175)	(600,900)	2,144,258	(2,652,650)

(764,868)	2,657,369	5,426,995	1,164,389	27,232,890
(41,790)	(98,341)	4,297	(14,196)	(122,943)
—	(18,300)	(5)	—	—

(806,658)	2,540,728	5,431,287	1,150,193	27,109,947

14,793,210	853,514	(8,809,064)	(9,449,585)	(207,571,962)
23,769	(1,174,580)	216	(23,189)	(17,521)
(1,880,195)	32,459	(102,706)	—	38,445

12,936,784	(288,607)	(8,911,554)	(9,472,774)	(207,551,038)

12,130,126	2,252,121	(3,480,267)	(8,322,581)	(180,441,091)

$9,331,124	$1,851,946	$(4,081,167)	$(6,178,323)	$(183,093,741)

WASATCH FUNDS

Statements of Operations (continued)

	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND	MICRO CAP VALUE FUND

Investment Income:
Interest	$33,098	$20,599	$38,971
Dividends[1]
Unaffiliated issuers	1,626,792	991,031	1,094,791

Total investment income	1,659,890	1,011,630	1,133,762

Expenses:
Investment advisory fees	3,769,236	3,171,156	1,852,968
Shareholder servicing fees — Investor Class	222,165	133,081	153,093
Shareholder servicing fees — Institutional Class	83,269	—	—
Fund administration fees	36,970	36,255	21,194
Fund accounting fees	38,028	30,141	23,170
Reports to shareholders — Investor Class	27,027	21,005	24,225
Reports to shareholders — Institutional Class	27,201	—	—
Custody fees	117,696	25,925	16,900
Federal and state registration fees — Investor Class	9,959	22,121	15,561
Federal and state registration fees — Institutional Class	10,761	—	—
Legal fees	16,981	13,688	7,968
Trustees’ fees	31,377	29,255	17,020
Interest	48,194	12,052	4,110
Audit fees	17,258	15,962	15,962
Other expenses	34,424	22,735	14,011

Total expenses before reimbursement	4,490,546	3,533,376	2,166,182
Reimbursement of expenses by Advisor	(39,696)	—	—

Net Expenses	4,450,850	3,533,376	2,166,182

Net Investment Income (Loss)	(2,790,960)	(2,521,746)	(1,032,420)

Realized Gain (Loss):
Investments sold	8,624,715	36,731,856	7,214,809
Foreign currency transactions	(102,123)	(35,721)	(19,222)
Foreign capital gains taxes	—	—	—

Net realized gain (loss)	8,522,592	36,696,135	7,195,587

Change in Unrealized Appreciation (Depreciation):
Investments	(44,835,415)	(65,529,380)	(26,719,119)
Foreign currency translations	(1,713)	17	165
Deferred foreign capital gains taxes	—	54,157	(35,392)

Net change in unrealized appreciation (depreciation)	(44,837,128)	(65,475,206)	(26,754,346)

Net gain (loss) on investments	(36,314,536)	(28,779,071)	(19,558,759)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(39,105,496)	$(31,300,817)	$(20,591,179)

[1]	Net of $25,495, $41,698, $16,278, $0, $0, $1,095 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED MARCH 31, 2019 (UNAUDITED)

SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	ULTRA GROWTH FUND	U.S. TREASURY FUND

$392,950	$37,165	$91,814	$4,362,828

2,382,424	4,045,194	553,916	—

2,775,374	4,082,359	645,730	4,362,828

8,158,831	2,189,814	1,642,956	744,744
503,662	168,163	159,096	154,265
7,086	1,580	—	—
139,939	37,587	28,142	25,603
85,243	29,051	24,332	17,330
56,412	25,457	21,599	23,272
50,145	5,245	—	—
82,199	7,916	8,508	4,511
17,693	17,874	26,483	26,701
13,973	9,565	—	—
53,001	12,851	8,467	8,919
113,191	27,543	18,095	19,138
63,062	6,681	6,859	4,451
17,258	17,258	15,962	15,962
46,536	16,728	11,365	8,516

9,408,231	2,573,313	1,971,864	1,053,412
(123,827)	(28,050)	—	—

9,284,404	2,545,263	1,971,864	1,053,412

(6,509,030)	1,537,096	(1,326,134)	3,309,416

124,297,381	(2,493,864)	3,657,632	(4,216,139)
(5,051)	1,349	(1,584)	—
—	—	(9,540)	—

124,292,330	(2,492,515)	3,646,508	(4,216,139)

(180,952,063)	(22,295,223)	(4,312,403)	29,065,633
(2,539)	—	333	—
—	(52,994)	(98,398)	—

(180,954,602)	(22,348,217)	(4,410,468)	29,065,633

(56,662,272)	(24,840,732)	(763,960)	24,849,494

$(63,171,302)	$(23,303,636)	$(2,090,094)	$28,158,910

WASATCH FUNDS

Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING INDIA FUND
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018

Operations:
Net investment loss	$(5,037,845)	$(11,608,205)	$(1,534,146)	$(3,026,610)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	82,721,969	182,010,447	(794,691)	23,044,438
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	(225,465,405)	277,447,546	31,360,234	(22,073,346)

Net increase (decrease) in net assets resulting from operations	(147,781,281)	447,849,788	29,031,397	(2,055,518)

Distributions to shareholders from distributable earnings
Investor Class	(115,894,672)	(74,038,213)	(12,103,683)	(6,742,776)
Institutional Class	(56,240,911)	(25,182,119)	(3,516,107)	(754,072)

Capital share transactions:
Investor Class
Shares sold	116,859,339	358,201,529	32,194,734	102,505,750
Shares issued to holders in reinvestment of dividends	112,651,644	72,335,682	12,002,230	6,714,681
Shares redeemed	(183,242,897)	(315,840,657)	(43,293,842)	(125,799,692)
Redemption fees	95,685	44,161	18,177	102,468

Net increase (decrease)	46,363,771	114,740,715	921,299	(16,476,793)

Institutional Class
Shares sold	187,278,447	310,116,006	29,799,527	27,917,185
Shares issued to holders in reinvestment of dividends	53,665,284	24,509,684	3,516,107	754,071
Shares redeemed	(101,820,414)	(92,409,153)	(7,980,292)	(7,140,599)
Redemption fees	23,827	21,866	—	391

Net increase (decrease)	139,147,144	242,238,403	25,335,342	21,531,048

Total increase (decrease) in net assets	(134,405,949)	705,608,574	39,668,248	(4,498,111)

Net assets:
Beginning of period	2,299,856,165	1,594,247,591	227,190,388	231,688,499

End of period	$2,165,450,216	$2,299,856,165	$266,858,636	$227,190,388

Capital share transactions — shares:
Investor Class
Shares sold	1,671,004	4,751,145	8,151,877	23,579,153
Shares issued to holders in reinvestment of dividends	1,925,011	1,057,230	3,030,866	1,522,603
Shares redeemed	(2,711,277)	(4,300,532)	(11,238,181)	(29,275,298)

Net increase (decrease) in shares outstanding	884,738	1,507,843	(55,438)	(4,173,542)

Institutional Class
Shares sold	2,706,949	4,089,089	7,763,221	6,380,519
Shares issued to holders in reinvestment of dividends	909,581	355,987	881,230	169,836
Shares redeemed	(1,484,505)	(1,246,310)	(2,044,547)	(1,651,902)

Net increase (decrease) in shares outstanding	2,132,025	3,198,766	6,599,904	4,898,453

See Notes to Financial Statements.

MARCH 31, 2019 (UNAUDITED)

EMERGING MARKETS SELECT FUND		EMERGING MARKETS SMALL CAP FUND		FRONTIER EMERGING SMALL COUNTRIES FUND
Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018

$(123,317)	$(218,348)	$(2,799,002)	$(2,708,663)	$(400,175)	$(600,940)
(468,409)	4,430,589	(806,658)	61,110,392	2,540,728	43,378,391
3,322,572	(4,424,150)	12,936,784	(96,162,495)	(288,607)	(51,664,361)

2,730,846	(211,909)	9,331,124	(37,760,766)	1,851,946	(8,886,910)

—	—	(26,880,563)	—	—	—
—	—	(22,096,890)	—	—	—

763,113	2,193,564	16,010,894	45,521,661	2,049,893	8,969,259
—	—	25,451,093	—	—	—
(4,254,880)	(3,946,229)	(75,564,806)	(131,435,723)	(14,105,023)	(99,486,901)
3,152	399	1,558	3,298	7,693	3,549

(3,488,615)	(1,752,266)	(34,101,261)	(85,910,764)	(12,047,437)	(90,514,093)

2,998,527	5,746,471	32,783,169	78,307,626	710,929	2,740,953
—	—	20,773,470	—	—	—
(205,295)	(4,188,806)	(63,555,786)	(71,984,206)	(4,858,663)	(23,112,008)
312	7	4,612	54,542	—	35

2,793,544	1,557,672	(9,994,535)	6,377,962	(4,147,734)	(20,371,020)

2,035,775	(406,503)	(83,742,125)	(117,293,568)	(14,343,225)	(119,772,023)

43,735,132	44,141,635	526,432,324	643,725,892	77,992,210	197,764,233

$45,770,907	$43,735,132	$442,690,199	$526,432,324	$63,648,985	$77,992,210

76,896	199,186	6,566,068	14,614,067	840,063	3,178,358
—	—	11,162,760	—	—	—
(418,192)	(358,486)	(30,726,350)	(42,517,719)	(5,784,963)	(36,982,253)

(341,296)	(159,300)	(12,997,522)	(27,903,652)	(4,944,900)	(33,803,895)

287,098	507,748	13,213,460	25,231,531	286,247	942,852
—	—	9,071,384	—	—	—
(21,555)	(370,942)	(25,538,210)	(23,196,088)	(2,016,703)	(8,004,076)

265,543	136,806	(3,253,366)	2,035,443	(1,730,456)	(7,061,224)

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	GLOBAL OPPORTUNITIES FUND		GLOBAL VALUE FUND
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018

Operations:
Net investment income (loss)	$(600,900)	$(868,395)	$2,144,258	$3,663,381
Net realized gain on investments, foreign currency translations and foreign capital gains taxes	5,431,287	16,367,355	1,150,193	21,566,871
Net realized gain on options written	—	—	—	41,716
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	(8,911,554)	5,276,080	(9,472,774)	(10,059,164)

Net increase (decrease) in net assets resulting from operations	(4,081,167)	20,775,040	(6,178,323)	15,212,804

Distributions to shareholders from distributable earnings
Investor Class	(13,508,893)	(10,116,438)	(23,871,402)	(25,233,408)
Institutional Class	(2,069,212)	(782,771)	(1,227,186)	(720,421)

Capital share transactions:
Investor Class
Shares sold	7,803,556	22,249,432	3,294,753	7,657,799
Shares issued to holders in connection with acquisition	—	—	—	39,139,789
Shares issued to holders in reinvestment of dividends	13,261,384	10,031,552	23,607,613	25,041,958
Shares redeemed	(15,153,008)	(26,188,981)	(26,981,688)	(44,302,978)
Redemption fees	2,449	4,814	3,442	1,397

Net increase (decrease)	5,914,381	6,096,817	(75,880)	27,537,965

Institutional Class
Shares sold	4,385,049	7,932,736	439,860	608,303
Shares issued to holders in connection with acquisition	—	—	—	5,168,422
Shares issued to holders in reinvestment of dividends	1,897,943	653,577	1,202,368	715,126
Shares redeemed	(2,582,293)	(802,638)	(1,324,719)	(1,186,958)
Redemption fees	2,232	—	48	316

Net increase	3,702,931	7,783,675	317,557	5,305,209

Total increase (decrease) in net assets	(10,041,960)	23,756,323	(31,035,234)	22,102,149

Net assets:
Beginning of period	126,753,020	102,996,697	202,425,610	180,323,461

End of period	$116,711,060	$126,753,020	$171,390,376	$202,425,610

Capital share transactions — shares:
Investor Class
Shares sold	2,428,870	5,630,302	413,570	847,365
Shares issued to holders in connection with acquisition	—	—	—	4,198,411
Shares issued to holders in reinvestment of dividends	4,736,209	2,725,965	3,320,703	2,818,313
Shares redeemed	(4,542,387)	(6,742,741)	(3,420,322)	(4,812,767)

Net increase (decrease) in shares outstanding	2,622,692	1,613,526	313,951	3,051,322

Institutional Class
Shares sold	1,409,913	2,002,122	52,364	66,961
Shares issued to holders in connection with acquisition	—	—	—	554,971
Shares issued to holders in reinvestment of dividends	675,424	177,603	169,306	80,502
Shares redeemed	(770,995)	(205,199)	(166,321)	(129,575)

Net increase in shares outstanding	1,314,342	1,974,526	55,349	572,859

See Notes to Financial Statements.

MARCH 31, 2019 (UNAUDITED)

INTERNATIONAL GROWTH FUND		INTERNATIONAL OPPORTUNITIES FUND		MICRO CAP FUND
Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018

$(2,652,650)	$1,327,395	$(2,790,960)	$(4,986,097)	$(2,521,746)	$(4,910,798)
27,109,947	174,371,928	8,522,592	11,093,148	36,696,135	91,831,716
—	—	—	—	—	—
(207,551,038)	5,548,459	(44,837,128)	44,680,094	(65,475,206)	39,089,875

(183,093,741)	181,247,782	(39,105,496)	50,787,145	(31,300,817)	126,010,793

(85,858,576)	(21,443,568)	(5,015,701)	(17,973,730)	(87,356,742)	(44,480,704)
(85,816,934)	(19,841,666)	(6,283,811)	(16,042,894)	—	—

66,335,267	91,347,750	7,325,843	18,056,611	55,675,454	136,695,602
—	—	—	—	—	—
79,082,010	20,391,366	4,816,572	17,102,675	82,402,243	41,927,060
(108,254,936)	(236,312,491)	(91,771,976)	(68,604,554)	(68,293,846)	(75,674,016)
9,487	6,992	148	1,351	157,831	66,098

37,171,828	(124,566,383)	(79,629,413)	(33,443,917)	69,941,682	103,014,744

135,487,446	273,956,806	39,588,260	84,972,195	—	—
—	—	—	—	—	—
80,888,826	18,746,866	4,723,790	12,562,516	—	—
(187,479,502)	(203,784,419)	(33,548,585)	(48,703,591)	—	—
13,799	381	2,082	1,905	—	—

28,910,569	88,919,634	10,765,547	48,833,025	—	—

(288,686,854)	104,315,799	(119,268,874)	32,159,629	(48,715,877)	184,544,833

1,565,788,721	1,461,472,922	532,833,733	500,674,104	496,128,083	311,583,250

$1,277,101,867	$1,565,788,721	$413,564,859	$532,833,733	$447,412,206	$496,128,083

2,393,084	2,553,941	2,336,704	5,128,419	7,384,986	15,566,533
—	—	—	—	—	—
3,267,852	595,542	1,684,116	4,957,297	14,256,443	5,459,253
(3,938,131)	(6,660,899)	(30,608,911)	(19,470,757)	(9,110,715)	(8,577,892)

1,722,805	(3,511,416)	(26,588,091)	(9,385,041)	12,530,714	12,447,894

4,891,786	7,763,822	12,578,101	23,864,087	—	—
—	—	—	—	—	—
3,332,873	546,715	1,628,893	3,609,918	—	—
(6,640,973)	(5,638,547)	(10,683,079)	(13,694,830)	—	—

1,583,686	2,671,990	3,523,915	13,779,175	—	—

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	MICRO CAP VALUE FUND		SMALL CAP GROWTH FUND
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018

Operations:
Net investment income (loss)	$(1,032,420)	$(2,253,111)	$(6,509,030)	$(13,963,609)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	7,195,587	31,041,260	124,292,330	423,006,005
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	(26,754,346)	14,912,764	(180,954,602)	121,557,266

Net increase (decrease) in net assets resulting from operations	(20,591,179)	43,700,913	(63,171,302)	530,599,662

Distributions to shareholders from distributable earnings
Investor Class	(26,873,692)	(17,823,539)	(254,160,201)	(123,041,326)
Institutional Class	—	—	(160,748,953)	(54,835,253)

Capital share transactions:
Investor Class
Shares sold	23,528,153	76,281,206	47,171,802	103,483,962
Shares issued to holders in reinvestment of dividends	26,433,514	17,525,660	244,434,466	119,583,666
Shares redeemed	(35,239,741)	(52,176,052)	(153,882,271)	(460,000,362)
Redemption fees	11,679	27,574	7,330	12,208

Net increase (decrease)	14,733,605	41,658,388	137,731,327	(236,920,526)

Institutional Class
Shares sold	—	—	102,273,153	218,762,228
Shares issued to holders in reinvestment of dividends	—	—	150,566,964	51,205,368
Shares redeemed	—	—	(116,671,392)	(191,739,249)
Redemption fees	—	—	20,121	16,558

Net increase	—	—	136,188,846	78,244,905

Total increase (decrease) in net assets	(32,731,266)	67,535,762	(204,160,283)	194,047,462

Net assets:
Beginning of period	283,622,986	216,087,224	1,884,992,510	1,690,945,048

End of period	$250,891,720	$283,622,986	$1,680,832,227	$1,884,992,510

Capital share transactions — shares:
Investor Class
Shares sold	7,587,200	21,640,833	1,207,113	2,095,912
Shares issued to holders in reinvestment of dividends	9,863,251	5,109,522	7,801,930	2,752,847
Shares redeemed	(11,377,571)	(14,782,849)	(4,074,949)	(9,540,169)

Net increase (decrease) in shares outstanding	6,072,880	11,967,506	4,934,094	(4,691,410)

Institutional Class
Shares sold	—	—	2,599,958	4,404,164
Shares issued to holders in reinvestment of dividends	—	—	4,766,286	1,173,359
Shares redeemed	—	—	(3,024,389)	(3,812,497)

Net increase in shares outstanding	—	—	4,341,855	1,765,026

See Notes to Financial Statements.

MARCH 31, 2019 (UNAUDITED)

SMALL CAP VALUE FUND		ULTRA GROWTH FUND		U.S. TREASURY FUND
Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018

$1,537,096	$1,261,322	$(1,326,134)	$(1,575,188)	$3,309,416	$7,026,013
(2,492,515)	38,340,537	3,646,508	23,738,921	(4,216,139)	(1,506,576)
(22,348,217)	14,364,249	(4,410,468)	32,475,237	29,065,633	(20,060,898)

(23,303,636)	53,966,108	(2,090,094)	54,638,970	28,158,910	(14,541,461)

(24,527,924)	(20,987,095)	(18,922,846)	(12,347,975)	(3,312,768)	(7,001,515)
(7,190,903)	(3,592,448)	—	—	—	—

70,408,891	43,736,056	279,872,375	165,853,614	87,494,175	81,723,309
23,919,067	20,420,605	17,633,875	12,027,369	3,055,329	6,519,228
(27,309,526)	(62,665,103)	(77,266,647)	(34,017,446)	(90,561,670)	(124,477,163)
16,511	5,767	179,542	41,794	100,890	17,262

67,034,943	1,497,325	220,419,145	143,905,331	88,724	(36,217,364)

51,144,768	44,009,151	—	—	—	—
6,896,928	3,561,193	—	—	—	—
(7,178,266)	(9,949,041)	—	—	—	—
904	171	—	—	—	—

50,864,334	37,621,474	—	—	—	—

62,876,814	68,505,364	199,406,205	186,196,326	24,934,866	(57,760,340)

439,154,812	370,649,448	297,561,949	111,365,623	303,105,424	360,865,764

$502,031,626	$439,154,812	$496,968,154	$297,561,949	$328,040,290	$303,105,424

9,653,238	5,320,230	11,595,553	6,439,623	5,682,084	5,144,647
3,662,951	2,565,403	869,520	583,853	188,728	407,089
(3,686,047)	(7,616,110)	(3,320,040)	(1,379,623)	(5,926,103)	(7,804,349)

9,630,142	269,523	9,145,033	5,643,853	(55,291)	(2,252,613)

6,920,527	5,233,966	—	—	—	—
1,049,760	445,149	—	—	—	—
(992,238)	(1,196,895)	—	—	—	—

6,978,049	4,482,220	—	—	—	—

WASATCH FUNDS

Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Six Months ended 3/31/19 (unaudited)	$81.04	(0.16)	(5.92)	(6.08)	—	[4]	—	(6.06)	(6.06)
Year ended 9/30/18	$67.44	(0.43)	18.30	17.87	—	[4]	—	(4.27)	(4.27)
Year ended 9/30/17	$56.90	(0.50)	11.13	10.63	—	[4]	—	(0.09)	(0.09)
Year ended 9/30/16[16]	$57.83	(0.30)	6.09	5.79	—	[4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.46	(0.14)[9]	5.95	5.81	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.49	(0.39)	2.12	1.73	—	[4]	—	(0.76)	(0.76)
Core Growth Fund — Institutional Class
Six Months ended 3/31/19 (unaudited)	$81.62	(0.09)	(5.97)	(6.06)	—	[4]	—	(6.06)	(6.06)
Year ended 9/30/18	$67.81	(0.21)	18.29	18.08	—	[4]	—	(4.27)	(4.27)
Year ended 9/30/17	$57.16	(0.30)	11.07	10.77	—	[4]	(0.03)	(0.09)	(0.12)
Year ended 9/30/16[16]	$57.99	(0.14)	6.03	5.89	—	[4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.58	0.06 [9]	5.79	5.85	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.57	(0.23)	2.00	1.77	—	[4]	—	(0.76)	(0.76)
Emerging India Fund — Investor Class
Six Months ended 3/31/19 (unaudited)	$3.95	(0.03)	0.51	0.48	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/18	$4.08	(0.06)	0.06	—	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/17	$3.39	0.02 [17]	0.70	0.72	—	[4]	—	(0.03)	(0.03)
Year ended 9/30/16[16]	$3.07	(0.03)	0.39	0.36	—	[4]	—	(0.04)	(0.04)
Year ended 9/30/15	$2.73	(0.04)	0.38	0.34	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$1.78	(—)[4]	0.95	0.95	—	[4]	—	—	—
Emerging India Fund — Institutional Class
Six Months ended 3/31/19 (unaudited)	$3.97	(0.01)	0.50	0.49	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/18	$4.10	— [4]	— [4]	— [4]	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/17	$3.40	0.02 [17]	0.71	0.73	—	[4]	—	(0.03)	(0.03)
Period ended 9/30/1614 16	$2.82	(0.01)	0.59	0.58	—		—	—	—
Emerging Markets Select Fund — Investor Class
Six Months ended 3/31/19 (unaudited)	$10.40	(0.10)	0.76	0.66	—	[4]	—	—	—
Year ended 9/30/18	$10.46	(0.09)	0.03	(0.06)	—	[4]	—	—	—
Year ended 9/30/17	$9.23	(0.03)	1.26	1.23	—	[4]	—	—	—
Year ended 9/30/16[16]	$8.35	(0.05)	0.93	0.88	—	[4]	—	—	—
Year ended 9/30/15	$10.31	(0.04)	(1.89)	(1.93)	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/14	$9.56	(0.01)	0.77	0.76	—	[4]	(0.01)	—	(0.01)
Emerging Markets Select Fund — Institutional Class
Six Months ended 3/31/19 (unaudited)	$10.56	(0.02)	0.71	0.69	—	[4]	—	—	—
Year ended 9/30/18	$10.60	(0.04)	— [4]	(0.04)	—	[4]	—	—	—
Year ended 9/30/17	$9.32	(0.01)	1.29	1.28	—	[4]	—	—	—
Year ended 9/30/16[16]	$8.41	0.04	0.87	0.91	—		—	—	—
Year ended 9/30/15	$10.37	(0.03)	(1.88)	(1.91)	—	[4]	(0.05)	—	(0.05)
Year ended 9/30/14	$9.61	— [4]	0.78	0.78	—	[4]	(0.02)	—	(0.02)
Emerging Markets Small Cap Fund — Investor Class
Six Months ended 3/31/19 (unaudited)	$2.78	(0.02)	0.09	0.07	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/18	$2.99	(0.03)	(0.18)	(0.21)	—	[4]	—	—	—
Year ended 9/30/17	$2.67	(0.04)	0.36	0.32	—	[4]	—	—	—
Year ended 9/30/16[16]	$2.39	(0.04)	0.32	0.28	—	[4]	— [4]	—	— [4]
Year ended 9/30/15	$2.74	(0.03)	(0.32)	(0.35)	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$2.67	(0.01)	0.14	0.13	—	[4]	—	(0.06)	(0.06)
Emerging Markets Small Cap Fund — Institutional Class
Six Months ended 3/31/19 (unaudited)	$2.79	(0.01)	0.09	0.08	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/18	$3.00	(0.01)	(0.20)	(0.21)	—	[4]	—	—	—
Year ended 9/30/17	$2.67	0.01	0.32	0.33	—	[4]	—	—	—
Period ended 9/30/1614 16	$2.31	(—)[4]	0.36	0.36	—		—	—	—
Frontier Emerging Small Countries Fund — Investor Class
Six Months ended 3/31/19 (unaudited)	$2.51	(0.04)	0.14	0.10	—	[4]	—	—	—
Year ended 9/30/18	$2.75	(0.11)	(0.13)	(0.24)	—	[4]	—	—	—
Year ended 9/30/17	$2.63	(0.08)	0.20	0.12	—	[4]	—	—	—
Year ended 9/30/16[16]	$2.77	0.02	(0.16)	(0.14)	—	[4]	— [4]	—	— [4]
Year ended 9/30/15	$3.32	0.02	(0.50)	(0.48)	—	[4]	(0.02)	(0.05)	(0.07)
Year ended 9/30/14	$2.97	0.03	0.33	0.36	—	[4]	(0.01)	—	(0.01)
See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$68.90	(6.18)	1.19	[5]	1.19	[5]	(0.53)	(0.53)	$1,402,277	16%
$81.04	27.66	1.18	5 8	1.18	5 8	(0.66)	(0.66)	$1,577,554	27%
$67.44	18.69	1.21	[5]	1.21	[5]	(0.78)	(0.78)	$1,211,089	26%
$56.90	10.69	1.21	[5]	1.21	[5]	(0.62)	(0.62)	$1,082,679	18%
$57.83	10.87	1.17	[5]	1.17	[5]	(0.29)[9]	(0.29)[9]	$1,014,515	39%
$53.46	3.26	1.18	[5]	1.18	[5]	(0.64)	(0.64)	$859,086	26%

$69.50	(6.11)	1.05	[5]	1.09	[5]	(0.39)	(0.43)	$763,173	16%
$81.62	27.82	1.06	5 8	1.08	5 8	(0.53)	(0.55)	$722,302	27%
$67.81	18.87	1.05	[5]	1.10	[5]	(0.63)	(0.67)	$383,159	26%
$57.16	10.83	1.07	[5]	1.09	[5]	(0.48)	(0.50)	$251,181	18%
$57.99	10.94	1.12	[5]	1.13	[5]	(0.29)[9]	(0.30)[9]	$150,614	39%
$53.58	3.31	1.13	[5]	1.19	[5]	(0.59)	(0.65)[5]	$49,369	26%

$4.16	12.62	1.72	[5]	1.72	[5]	(1.36)	(1.36)	$194,422	9%
$3.95	(0.33)	1.71	6 7	1.71	6 7	(1.22)	(1.22)	$184,733	48%
$4.08	21.65	1.73	[5]	1.73	[5]	(0.92)	(0.92)	$207,949	17%
$3.39	11.98	1.82	[5]	1.96	[5]	(1.18)	(1.32)	$71,973	42%
$3.07	12.51	1.95	[5]	2.12	[5]	(1.38)	(1.55)	$63,850	36%
$2.73	53.37	1.96	[5]	2.58	[5]	(0.76)	(1.38)	$44,150	13%

$4.19	12.81	1.51	[5]	1.55	[5]	(1.13)	(1.18)[5]	$72,437	9%
$3.97	(0.33)	1.51	6 8	1.60	6 8	(0.93)	(1.02)	$42,457	48%
$4.10	21.89	1.50	[5]	1.67	[5]	(0.77)	(0.94)	$23,739	17%
$3.40	20.57	1.50	[5]	2.00	[5]	(0.70)	(1.20)	$9,799	42%

$11.06	6.35	1.51	[5]	2.12	[5]	(0.82)	(1.44)	$10,606	4%
$10.40	(0.57)	1.51	6 8	1.76	6 8	(0.67)	(0.92)	$13,520	44%
$10.46	13.33	1.51	[6]	1.90	[6]	(0.38)	(0.76)	$15,273	55%
$9.23	10.54	1.58	[6]	1.98	[6]	(0.15)	(0.55)	$11,892	62%
$8.35	(18.81)	1.70	[6]	2.00	[6]	(0.23)	(0.53)	$18,527	46%
$10.31	7.92	1.69	[5]	1.88	[5]	(0.09)	(0.28)	$26,502	59%

$11.25	6.53	1.21	[5]	1.48	[5]	(0.50)	(0.77)	$35,165	4%
$10.56	(0.38)	1.21	6 8	1.45	6 8	(0.36)	(0.60)	$30,215	44%
$10.60	13.73	1.21	[6]	1.52	[6]	(0.09)	(0.39)	$28,868	55%
$9.32	10.82	1.29	[6]	1.59	[6]	0.29	(0.01)	$26,763	62%
$8.41	(18.67)	1.51	[6]	1.77	[6]	(0.06)	(0.32)	$19,270	46%
$10.37	8.13	1.51	[5]	1.71	[5]	0.05	(0.15)	$32,306	59%

$2.55	3.63	1.97	[6]	2.05	[6]	(1.34)	(1.43)	$229,287	5%
$2.78	(7.02)	1.96	6 7	1.98	6 7	(0.51)	(0.53)	$285,540	40%
$2.99	11.99	1.96	[6]	2.02	[6]	(0.49)	(0.56)	$390,903	58%
$2.67	11.73	1.96	[6]	2.00	[6]	(0.75)	(0.79)	$674,632	42%
$2.39	(12.65)	1.95	[5]	2.01	[5]	(0.63)	(0.69)	$981,367	59%
$2.74	4.90	1.95	[5]	2.02	[5]	(0.28)	(0.35)	$1,457,882	55%

$2.57	4.01	1.82	[6]	1.88	[6]	(1.19)	(1.25)	$213,403	5%
$2.79	(7.00)	1.82	6 7	1.84	6 7	(0.33)	(0.35)	$240,892	40%
$3.00	12.36	1.81	[6]	1.88	[6]	(0.05)	(0.12)	$252,823	58%
$2.67	15.58	1.80	[6]	1.81	[6]	(0.03)	(0.04)	$160,729	42%

$2.61	3.98	2.56	[6]	2.98	[6]	(1.59)	(2.01)	$46,780	44%
$2.51	(8.73)	2.22	6 7	2.36	6 7	(0.39)	(0.53)	$57,406	42%
$2.75	4.56	2.28	[6]	2.46	[6]	(0.48)	(0.67)	$155,758	59%
$2.63	(4.89)	2.25	[5]	2.39	[5]	0.35	0.21	$437,850	80%
$2.77	(14.88)	2.25	[5]	2.28	[5]	0.39	0.36	$1,027,673	34%
$3.32	11.97	2.24	[5]	2.24	[5]	0.79	0.79	$1,324,694	22%

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Frontier Emerging Small Countries Fund — Institutional Class
Six Months ended 3/31/19 (unaudited)	$2.53	(—)[4]	0.10	0.10	—	[4]	—	—	—
Year ended 9/30/18	$2.76	(0.04)	(0.19)	(0.23)	—	[4]	—	—	—
Year ended 9/30/17	$2.64	(0.06)	0.18	0.12	—	[4]	—	—	—
Period ended 9/30/1614 16	$2.58	0.02	0.04	0.06	—	[4]	—	—	—
Global Opportunities Fund — Investor Class
Six Months ended 3/31/19 (unaudited)	$4.09	(0.02)	(0.19)	(0.21)	—	[4]	—	(0.54)	(0.54)
Year ended 9/30/18	$3.76	(0.03)	0.77	0.74	—	[4]	—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.07)	0.58	0.51	—	[4]	— [4]	(0.27)	(0.27)
Year ended 9/30/16[16]	$3.51	(0.04)	0.51	0.47	—	[4]	(0.01)	(0.45)	(0.46)
Year ended 9/30/15	$4.28	(0.05)	(0.08)	(0.13)	—	[4]	(0.01)	(0.63)	(0.64)
Year ended 9/30/14	$4.58	(0.05)	0.23	0.18	—	[4]	— [4]	(0.48)	(0.48)
Global Opportunities Fund — Institutional Class
Six Months ended 3/31/19 (unaudited)	$4.10	(0.02)	(0.19)	(0.21)	—		—	(0.54)	(0.54)
Year ended 9/30/18	$3.76	(0.02)	0.77	0.75	—		—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.02)	0.54	0.52	—		(0.01)	(0.27)	(0.28)
Period ended 9/30/1614 16	$3.09	(—)[4]	0.43	0.43	—		—	—	—
Global Value Fund — Investor Class
Six Months ended 3/31/19 (unaudited)	$9.29	0.10	(0.44)	(0.34)	—	[4]	(0.08)	(1.13)	(1.21)
Year ended 9/30/18	$9.93	0.19	0.65 [18]	0.84	—	[4]	(0.19)	(1.29)	(1.48)
Year ended 9/30/17	$9.02	0.19	1.23	1.42	—	[4]	(0.19)	(0.32)	(0.51)
Year ended 9/30/16[16]	$8.84	0.16	1.01	1.17	—	[4]	(0.16)	(0.83)	(0.99)
Year ended 9/30/15	$12.69	0.15	(0.69)	(0.54)	—	[4]	(0.16)	(3.15)	(3.31)
Year ended 9/30/14	$16.57	0.21	1.49	1.70	—	[4]	(0.22)	(5.36)	(5.58)
Global Value Fund — Institutional Class
Six Months ended 3/31/19 (unaudited)	$9.28	0.11	(0.46)	(0.35)	—	[4]	(0.09)	(1.13)	(1.22)
Year ended 9/30/18	$9.92	0.20	0.66 [18]	0.86	—	[4]	(0.20)	(1.30)	(1.50)
Year ended 9/30/17	$9.01	0.18	1.25	1.43	—	[4]	(0.20)	(0.32)	(0.52)
Year ended 9/30/16[16]	$8.84	0.29	0.88	1.17	—	[4]	(0.17)	(0.83)	(1.00)
Year ended 9/30/15	$12.69	(0.04)	(0.49)	(0.53)	—	[4]	(0.17)	(3.15)	(3.32)
Year ended 9/30/14	$16.57	0.20	1.52	1.72	—	[4]	(0.24)	(5.36)	(5.60)
International Growth Fund — Investor Class
Six Months ended 3/31/19 (unaudited)	$36.95	(0.06)	(4.57)	(4.63)	—	[4]	—	(4.38)	(4.38)
Year ended 9/30/18	$33.84	(—)[4]	4.04	4.04	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.43	(0.13)	3.61	3.48	—	[4]	—	(1.07)	(1.07)
Year ended 9/30/16[16]	$27.88	(0.22)	3.77	3.55	—	[4]	—	—	—
Year ended 9/30/15	$26.78	(0.09)	1.39	1.30	—	[4]	(0.01)	(0.19)	(0.20)
Year ended 9/30/14	$28.76	(0.02)	(1.24)	(1.26)	—	[4]	—	(0.72)	(0.72)
International Growth Fund — Institutional Class
Six Months ended 3/31/19 (unaudited)	$37.03	(0.05)	(4.57)	(4.62)	—	[4]	—	(4.38)	(4.38)
Year ended 9/30/18	$33.88	0.06	4.02	4.08	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.46	(0.05)	3.56	3.51	—	[4]	(0.02)	(1.07)	(1.09)
Period ended 9/30/1614 16	$28.46	0.01	2.99	3.00	—	[4]	—	—	—
International Opportunities Fund — Investor Class
Six Months ended 3/31/19 (unaudited)	$3.58	(0.07)	(0.15)	(0.22)	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/18	$3.47	(0.05)	0.40	0.35	—	[4]	—	(0.24)	(0.24)
Year ended 9/30/17	$3.21	(0.04)	0.30	0.26	—	[4]	—	—	—
Year ended 9/30/16[16]	$2.74	(0.01)	0.61	0.60	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/15	$3.09	(0.01)	(0.04)	(0.05)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/14	$2.94	(0.01)	0.33	0.32	—	[4]	—	(0.17)	(0.17)
International Opportunities Fund — Institutional Class
Six Months ended 3/31/19 (unaudited)	$3.62	(0.02)	(0.20)	(0.22)	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/18	$3.50	(0.03)	0.39	0.36	—	[4]	—	(0.24)	(0.24)
Year ended 9/30/17	$3.23	(0.01)	0.28	0.27	—	[4]	—	—	—
Period ended 9/30/1614 16	$2.71	0.01	0.51	0.52	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$2.63	3.95	2.03	[6]	2.41	[6]	(0.07)	(0.45)	$16,869	44%
$2.53	(8.33)	2.02	6 8	2.11	6 8	(0.30)	(0.39)	$20,586	42%
$2.76	4.55	2.08	[6]	2.17	[6]	(0.34)	(0.44)	$42,006	59%
$2.64	2.33	2.06	[6]	2.06	[6]	1.40	1.40	$139,699	80%

$3.34	(2.68)	1.57	[5]	1.57	[5]	(1.13)	(1.13)	$99,315	11%
$4.09	20.75	1.55	6 8	1.55	6 8	(0.78)	(0.78)	$110,874	40%
$3.76	16.61	1.59	[6]	1.59	[6]	(1.09)	(1.09)	$95,847	27%
$3.52	13.73	1.62	[6]	1.62	[6]	(0.98)	(0.98)	$150,945	44%
$3.51	(3.88)	1.81	[5]	1.81	[5]	(1.10)	(1.10)	$155,968	54%
$4.28	3.94	1.78	[5]	1.78	[5]	(0.83)	(0.83)	$192,664	42%

$3.35	(2.68)	1.36	[5]	1.59	[5]	(0.91)	(1.14)	$17,396	11%
$4.10	21.04	1.36	6 8	1.66	6 8	(0.57)	(0.86)	$15,879	40%
$3.76	16.92	1.36	[6]	1.93	[6]	(0.85)	(1.41)	$7,149	27%
$3.52	13.92	1.35	[5]	2.32	[5]	(0.57)	(1.54)	$5,348	44%

$7.74	(1.80)[5]	1.10	[5]	1.21	[5]	2.40	2.29	$162,960	20%
$9.29	9.56 [18]	1.11	5 8	1.19	5 8	2.17	2.08	$192,811	72%
$9.93	16.11	1.10	[5]	1.19	[5]	1.93	1.84	$175,730	44%
$9.02	13.92	1.10	[5]	1.17	[5]	1.70	1.63	$189,691	26%
$8.84	(6.61)	1.10	[5]	1.12	[5]	1.34	1.32	$244,056	39%
$12.69	11.78	1.11	5 7	1.12	5 7	1.38	1.37	$409,169	53%

$7.71	(1.72)	0.95	[5]	1.26	[5]	2.57	2.26	$8,431	20%
$9.28	9.61 [18]	0.95	5 8	1.58	5 8	2.39	1.76	$9,615	72%
$9.92	16.31	0.95	[5]	2.31	[5]	2.05	0.70	$4,594	44%
$9.01	13.97	0.96	[5]	1.72	[5]	1.76	1.00	$3,589	26%
$8.84	(6.50)	0.98	[5]	1.44	[5]	1.40	0.94	$1,525	39%
$12.69	11.95	0.98	[5]	1.25	[5]	1.52	1.25	$8,068	53%

$27.94	(10.69)	1.47	[5]	1.47	[5]	(0.48)	(0.48)	$614,384	21%
$36.95	12.13	1.45	5 8	1.45	5 8	0.01	0.01	$748,847	44%
$33.84	12.04	1.46	[5]	1.46	[5]	(0.28)	(0.28)	$804,613	31%
$31.43	12.73	1.48	[5]	1.48	[5]	(0.41)	(0.41)	$945,168	50%
$27.88	4.83	1.50	[5]	1.50	[5]	(0.32)	(0.32)	$1,316,095	46%
$26.78	(4.53)	1.46	[5]	1.46	[5]	(0.06)	(0.06)	$1,421,086	42%

$28.03	(10.63)	1.36	[5]	1.36	[5]	(0.36)	(0.37)	$662,718	21%
$37.03	12.24	1.35	5 8	1.36	5 8	0.16	0.16	$816,942	44%
$33.88	12.16	1.35	[5]	1.37	[5]	(0.14)	(0.16)	$656,860	31%
$31.46	10.54	1.35	[5]	1.36	[5]	0.07	0.06	$509,016	50%

$3.28	(5.85)	2.21	[6]	2.21	[6]	(1.46)	(1.46)	$133,333	18%
$3.58	10.45	2.10	5 7	2.10	5 7	(1.07)	(1.07)	$240,489	36%
$3.47	8.10	2.24	[6]	2.24	[6]	(0.88)	(0.88)	$265,879	59%
$3.21	22.73	2.25	[5]	2.29	[5]	(0.35)	(0.39)	$512,252	41%
$2.74	(1.44)	2.25	[5]	2.43	[5]	(0.36)	(0.54)	$453,495	25%
$3.09	11.53	2.25	[5]	2.41	[5]	(0.40)	(0.56)	$339,659	38%

$3.32	(5.79)	1.97	[6]	2.00	[6]	(1.18)	(1.22)	$280,231	18%
$3.62	10.66	1.96	5 7	1.97	5 7	(0.86)	(0.87)	$292,345	36%
$3.50	8.36	1.96	[6]	2.04	[6]	(0.39)	(0.47)	$234,795	59%
$3.23	19.19	1.95	[5]	2.04	[5]	0.64	0.55	$168,136	41%

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Micro Cap Fund
Six Months ended 3/31/19 (unaudited)	$9.86	(0.02)	(0.94)	(0.96)	—	[4]	—	(1.78)	(1.78)
Year ended 9/30/18	$8.23	(0.08)	2.88	2.80	—	[4]	—	(1.17)	(1.17)
Year ended 9/30/17	$7.19	(0.11)	1.75	1.64	—	[4]	(0.01)	(0.59)	(0.60)
Year ended 9/30/16[16]	$7.21	(0.08)	1.15	1.07	—	[4]	—	(1.09)	(1.09)
Year ended 9/30/15	$7.36	(0.08)[10]	0.28	0.20	—	[4]	— [4]	(0.35)	(0.35)
Year ended 9/30/14	$7.42	(0.14)	0.08	(0.06)	—	[4]	—	—	—
Micro Cap Value Fund
Six Months ended 3/31/19 (unaudited)	$3.83	(0.01)	(0.32)	(0.33)	—	[4]	(0.02)	(0.36)	(0.38)
Year ended 9/30/18	$3.48	(0.03)	0.65	0.62	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/17	$2.87	(0.02)	0.68	0.66	—	[4]	— [4]	(0.05)	(0.05)
Year ended 9/30/16[16]	$2.87	(0.02)	0.34	0.32	—	[4]	—	(0.32)	(0.32)
Year ended 9/30/15	$3.02	(0.02)[11]	0.31	0.29	—	[4]	—	(0.44)	(0.44)
Year ended 9/30/14	$3.45	(0.04)	0.18	0.14	—	[4]	—	(0.57)	(0.57)
Small Cap Growth Fund — Investor Class
Six Months ended 3/31/19 (unaudited)	$55.30	(0.09)	(4.06)	(4.15)	—	[4]	—	(12.46)	(12.46)
Year ended 9/30/18	$45.72	(0.54)	15.19	14.65	—	[4]	—	(5.07)	(5.07)
Year ended 9/30/17	$43.52	(0.53)	6.24	5.71	—	[4]	—	(3.51)	(3.51)
Year ended 9/30/16[16]	$45.97	(0.47)	5.65	5.18	—	[4]	—	(7.63)	(7.63)
Year ended 9/30/15	$50.25	(0.40)	0.93	0.53	—	[4]	—	(4.81)	(4.81)
Year ended 9/30/14	$51.31	(0.41)	1.03	0.62	—	[4]	—	(1.68)	(1.68)
Small Cap Growth Fund — Institutional Class
Six Months ended 3/31/19 (unaudited)	$55.61	(0.08)	(4.04)	(4.12)	—	[4]	—	(12.46)	(12.46)
Year ended 9/30/18	$45.89	(0.31)	15.10	14.79	—	[4]	—	(5.07)	(5.07)
Year ended 9/30/17	$43.58	(0.17)	5.99	5.82	—	[4]	—	(3.51)	(3.51)
Period ended 9/30/1614 16	$37.58	(0.07)	6.07	6.00	—	[4]	—	—	—
Small Cap Value Fund — Investor Class
Six Months ended 3/31/19 (unaudited)	$8.53	0.02	(0.59)	(0.57)	—	[4]	—	(0.59)	(0.59)
Year ended 9/30/18	$7.94	0.02	1.10	1.12	—	[4]	(0.01)	(0.52)	(0.53)
Year ended 9/30/17	$6.61	— [4]	1.33	1.33	—	[4]	— [4]	—	—
Year ended 9/30/16[16]	$5.86	0.01	0.77	0.78	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/15	$5.69	0.05 [12]	0.12	0.17	—	[4]	—	—	—
Year ended 9/30/14	$5.12	(0.02)	0.59	0.57	—	[4]	—	—	—
Small Cap Value Fund — Institutional Class
Six Months ended 3/31/19 (unaudited)	$8.58	0.02	(0.59)	(0.57)	—	[4]	—	(0.59)	(0.59)
Year ended 9/30/18	$7.98	0.04	1.10	1.14	—	[4]	(0.02)	(0.52)	(0.54)
Year ended 9/30/17	$6.65	0.01	1.34	1.35	—	[4]	(0.02)	—	(0.02)
Year ended 9/30/16[16]	$5.88	0.02	0.78	0.80	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/15	$5.72	0.05 [12]	0.11	0.16	—	[4]	—	—	—
Year ended 9/30/14	$5.14	(0.03)	0.61	0.58	—		—	—	—
Ultra Growth Fund
Six Months ended 3/31/19 (unaudited)	$27.68	(0.07)	(1.03)	(1.10)	0.01		—	(1.61)	(1.61)
Year ended 9/30/18	$21.81	— [4]	8.31	8.31	—	[4]	(0.10)	(2.34)	(2.44)
Year ended 9/30/17	$19.89	(0.20)	4.12	3.92	—	[4]	(0.11)	(1.89)	(2.00)
Year ended 9/30/16[16]	$18.06	(0.18)	3.66	3.48	—	[4]	—	(1.65)	(1.65)
Year ended 9/30/15	$23.67	(0.26)	1.54	1.28	—	[4]	(0.01)	(6.88)	(6.89)
Year ended 9/30/14	$24.57	(0.06)	0.80	0.74	—	[4]	—	(1.64)	(1.64)
U.S. Treasury Fund
Six Months ended 3/31/19 (unaudited)	$15.26	0.17	1.30	1.47	0.01		(0.17)	—	(0.17)
Year ended 9/30/18	$16.32	0.35	(1.07)	(0.72)	—	[4]	(0.34)	—	(0.34)
Year ended 9/30/17	$19.86	0.35	(2.23)	(1.88)	0.01		(0.35)	(1.32)	(1.67)
Year ended 9/30/16[16]	$18.42	0.37	2.29	2.66	0.01		(0.36)	(0.87)	(1.23)
Year ended 9/30/15	$17.08	0.38	1.33	1.71	0.01		(0.38)	—	(0.38)
Year ended 9/30/14	$15.33	0.45	1.75	2.20	—	[4]	(0.45)	—	(0.45)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$7.12	(5.53)	1.67	[5]	1.67	[5]	(1.19)	(1.19)	$447,412	35%
$9.86	38.04	1.65	5 8	1.65	5 8	(1.27)	(1.27)	$496,128	54%
$8.23	25.10	1.75	[5]	1.75	[5]	(1.43)	(1.43)	$311,583	31%
$7.19	16.04	1.92	[5]	1.92	[5]	(1.14)	(1.14)	$277,691	32%
$7.21	2.45	1.90	[5]	1.90	[5]	(0.85)[10]	(0.85)[10]	$273,311	31%
$7.36	(0.81)	1.97		1.97		(1.67)	(1.67)	$293,815	26%

$3.13	(6.88)	1.75	[5]	1.75	[5]	(0.84)	(0.84)	$250,892	35%
$3.83	18.84	1.74	5 8	1.74	5 8	(0.89)	(0.89)	$283,623	69%
$3.48	23.29	1.85	[5]	1.85	[5]	(0.81)	(0.81)	$216,087	57%
$2.87	12.04	1.95	[5]	2.04	[5]	(0.59)	(0.68)	$179,116	73%
$2.87	9.99	1.96	[6]	2.02	[6]	(0.55)[11]	(0.61)[11]	$154,169	53%
$3.02	3.26	2.03	[5]	2.09	[5]	(1.31)	(1.37)	$158,800	71%

$38.69	(2.22)	1.19	[5]	1.19	[5]	(0.85)	(0.85)	$1,010,137	12%
$55.30	35.08	1.20	5 8	1.20	5 8	(0.84)	(0.84)	$1,170,809	36%
$45.72	14.29	1.27	[5]	1.27	[5]	(0.88)	(0.88)	$1,182,573	19%
$43.52	11.87	1.29	[5]	1.29	[5]	(0.79)	(0.79)	$1,544,796	20%
$45.97	0.39	1.22	[5]	1.22	[5]	(0.75)	(0.75)	$2,000,588	31%
$50.25	1.09	1.21	[5]	1.21	[5]	(0.75)	(0.75)	$2,219,638	23%

$39.03	(2.14)	1.06	[5]	1.10	[5]	(0.72)	(0.76)	$670,695	12%
$55.61	35.27	1.06	5 7	1.10	5 7	(0.70)	(0.74)	$714,184	36%
$45.89	14.54	1.05	[5]	1.11	[5]	(0.66)	(0.72)	$508,373	19%
$43.58	15.97	1.05	[5]	1.11	[5]	(0.63)	(0.69)	$337,605	20%

$7.37	(5.76)	1.20	[5]	1.20	[5]	0.67	0.67	$370,846	18%
$8.53	14.54	1.20	5 8	1.20	5 8	0.29	0.29	$347,298	46%
$7.94	20.20	1.21	[5]	1.21	[5]	0.04	0.04	$320,978	37%
$6.61	13.37	1.24	[5]	1.24	[5]	0.23	0.23	$269,710	57%
$5.86	2.99	1.21	[5]	1.21	[5]	0.82 [12]	0.82 [12]	$257,655	57%
$5.69	11.13	1.20	[5]	1.20	[5]	(0.52)	(0.52)	$265,521	50%

$7.42	(5.72)	1.05	[5]	1.11	[5]	0.82	0.77	$131,185	18%
$8.58	14.78	1.06	5 8	1.13	5 8	0.43	0.35	$91,857	46%
$7.98	20.28	1.05	[5]	1.16	[5]	0.21	0.11	$49,671	37%
$6.65	13.54	1.08	[5]	1.20	[5]	0.40	0.28	$23,839	57%
$5.88	2.97	1.15	[5]	1.20	[5]	0.92 [12]	0.87 [12]	$18,941	57%
$5.72	11.28	1.15	[5]	1.44	[5]	(0.49)	(0.78)	$10,436	50%

$24.98	(2.60)	1.20	[5]	1.20	[5]	(0.81)	(0.81)	$496,968	9%
$27.68	41.97	1.24	5 8	1.24	5 8	(1.00)	(1.00)	$297,562	44%
$21.81	22.13	1.30	[5]	1.30	[5]	(1.06)	(1.06)	$111,366	34%
$19.89	20.08	1.33	[5]	1.33	[5]	(1.03)	(1.03)	$101,402	28%
$18.06	4.02	1.31	[5]	1.31	[5]	(1.06)	(1.06)	$96,015	38%
$23.67	2.66	1.26	[5]	1.26	[5]	(1.00)	(1.00)	$102,834	38%

$16.57	9.75	0.71	[5]	0.71	[5]	2.22	2.22	$328,040	14%
$15.26	(4.47)	0.70	5 8	0.70	5 8	2.13	2.13	$303,105	6%
$16.32	(8.86)	0.72	[5]	0.72	[5]	2.04	2.04	$360,866	20%
$19.86	15.49	0.69	5 15	0.73	[5]	1.97 [15]	1.93	$489,011	59%
$18.42	10.09	0.67	[5]	0.67	[5]	2.12	2.12	$327,861	131%
$17.08	14.54	0.70	[5]	0.70	[5]	2.77	2.77	$224,664	28%

WASATCH FUNDS	MARCH 31, 2019 (UNAUDITED)

Notes to Financial Highlights

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $0.005 per share.

[5]	Includes interest expense of less than 0.005%.

[6]	Includes interest expenses of more than 0.005%.

[7]	Includes extraordinary expenses greater than or equal to 0.01% (see Note 7 in “Notes to Financial Statements”).

[8]	Includes extraordinary expenses of less than 0.01% (see Note 7 in “Notes to Financial Statements”).

[9]

Investment income per share reflects a large, non-recurring dividend which amounted to $0.17 and $0.08 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of Net Investment Income (Loss) to Average Net Assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]
Core Growth Fund — Investor Class	(0.58)	(0.58)
Core Growth Fund — Institutional Class	(0.59)	(0.60)

[10]Investment income per share reflects a large, non-recurring dividend which amounted to $0.04 per share. Excluding this non-recurring dividend, the ratio of Net Investment Income (Loss) to Average Net Assets would have been (1.40)%.

[11]Investment income per share reflects a large, non-recurring dividend which amounted to $0.01 per share. Excluding this non-recurring dividend, the ratio of Net Investment Income (Loss) to Average Net Assets would have been (1.04)% for Net Investment Income Net of Waivers and Reimbursements and (1.10)% for Net Investment Income Before Waivers and Reimbursements.

[12]Investment income per share reflects a large, non-recurring dividend which amounted to $0.05 and $0.05 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of Net Investment Income (Loss) to Average Net Assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]
Small Cap Value Fund — Investor Class	— [13]	— [13]
Small Cap Value Fund — Institutional Class	0.10	0.05

[13]Amount is less than 0.005%.

[14]Institutional class inception date was February 1, 2016.

[15]Includes reimbursement by Hoisington Investment Management Co., the Sub-Advisor, for proxy statement expenses which amounted to $0.01 per share.

[16]Includes a non-recurring offer to reimburse prior period custody and fund accounting out-of-pocket expenses (see Note 7 “Related Party Transactions” “Custodian Out-of-Pocket Expense Reimbursement” in “Notes to Financial Statements”). Excluding this non-recurring reimbursement, the Ratio of Expenses to Average Net Assets would have been as follows:

	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]
Core Growth Fund — Investor Class	1.21	1.21
Core Growth Fund — Institutional Class	1.07	1.09
Emerging India Fund — Investor Class	1.84	1.98
Emerging India Fund — Institutional Class	1.56	2.06
Emerging Markets Select Fund — Investor Class	1.60	2.00
Emerging Markets Select Fund — Institutional Class	1.33	1.63
Emerging Markets Small Cap Fund — Investor Class	1.97	2.01
Emerging Markets Small Cap Fund — Institutional Class	1.82	1.83
Frontier Emerging Small Countries Fund — Investor Class	2.25	2.39
Frontier Emerging Small Countries Fund — Institutional Class	2.08	2.08
Global Opportunities Fund — Investor Class	1.64	1.64
Global Opportunities Fund — Institutional Class	1.42	2.39
Global Value Fund — Investor Class	1.10	1.17
Global Value Fund — Institutional Class	0.96	1.72
International Growth Fund — Investor Class	1.48	1.48
International Growth Fund — Institutional Class	1.36	1.37
International Opportunities Fund — Investor Class	2.26	2.30
International Opportunities Fund — Institutional Class	1.97	2.06
Micro Cap Fund	1.92	1.92
Micro Cap Value Fund	1.96	2.05
Small Cap Growth Fund — Investor Class	1.29	1.29
Small Cap Growth Fund — Institutional Class	1.05	1.11
Small Cap Value Fund — Investor Class	1.24	1.24
Small Cap Value Fund — Institutional Class	1.08	1.20
Ultra Growth Fund	1.34	1.34
U.S. Treasury Fund	0.69	0.73

[17]Per share amounts do not correlate to amounts reported in the Statements of Operations due to timing of share activity.

[18]Net Realized and Unrealized Gains (Losses) on Investments per share reflects a large, non-recurring receivable for security litigation which amounted to $0.06 and $0.06 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Net Realized and Unrealized Gains (Losses) on Investments would have been $0.59 and $0.60 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Total Return would have been 8.74% and 8.91% for the Investor Class and Institutional Class, respectively.

See Notes to Financial Statements.

WASATCH FUNDS	MARCH 31, 2019 (UNAUDITED)

Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 15 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Value Fund (formerly Large Cap Value Fund), International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund, and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each diversified funds. Each Fund maintains its own investment objective(s).

On November 9, 2011, the Trust re-designated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently 11 funds offer Institutional Class shares: Core Growth Fund, Global Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, Emerging Markets Select Fund, which commenced operations on December 13, 2012 and Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund and Small Cap Growth Fund, which commenced operations on February 1, 2016. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Value, International Growth, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at March 31, 2019. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 12.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions, such distributions are recorded as a reduction to cost of the related security or as realized gain or loss.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

New Accounting Pronouncements — In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X is November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect on the financial statements of adopting the simplification rules will be limited to a change in disclosures at March 31, 2019.

Other — Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each

WASATCH FUNDS

Notes to Financial Statements (continued)

class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Short Sales — The Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

Participation Notes — Certain Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets in which the fund is currently not approved to directly invest, or in markets that prohibit direct investment by foreign purchasers. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

Options Transactions — The Equity Funds may buy and sell put and call options and write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Possible losses from uncovered written options may be unlimited. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

Refer to Note 13 (Offsetting) for more information about the offsetting of assets and liabilities.

MARCH 31, 2019 (UNAUDITED)

5. PURCHASES AND SALES OF SECURITIES

The cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities, for the six months ended March 31, 2019 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Purchases	$352,738,725	$29,930,520	$1,495,578	$21,814,054	$29,883,144
Sales	324,609,413	22,099,433	2,648,159	117,126,066	47,389,549

	Global Opportunities Fund	Global Value Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Purchases	$12,172,529	$34,920,174	$266,768,786	$76,318,485	$149,516,619
Sales	17,326,451	56,071,567	351,022,849	165,627,659	150,342,549

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund
Purchases	$81,791,283	$203,408,597	$166,837,298	$217,367,145
Sales	84,651,413	345,876,139	77,880,984	29,653,085

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $42,067,174 and $44,297,021, respectively.

6. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2016. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

As of March 31, 2019, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund

Cost	$1,527,235,232	$208,243,549	$36,590,349	$318,129,911	$60,341,502

Gross appreciation	$774,423,018	$69,666,404	$11,158,402	$143,533,088	$8,418,135
Gross (depreciation)	(137,322,552)	(6,840,021)	(1,632,069)	(23,746,267)	(5,328,101)

Net appreciation	$637,100,466	$62,826,383	$9,526,333	$119,786,821	$3,090,034

	Global Opportunities Fund	Global Value Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Cost	$82,444,456	$158,447,897	$993,227,284	$301,844,885	$355,609,455

Gross appreciation	$41,141,010	$22,649,402	$361,198,636	$133,161,183	$119,862,507
Gross (depreciation)	(7,311,614)	(10,434,937)	(80,072,029)	(21,303,653)	(26,589,903)

Net appreciation	$33,829,396	$12,214,465	$281,126,607	$111,857,530	$93,272,604

WASATCH FUNDS

Notes to Financial Statements (continued)

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Cost	$196,420,591	$1,115,099,363	$421,959,925	$440,944,427	$336,388,700

Gross appreciation	$66,952,753	$669,796,321	$109,588,048	$89,372,482	$6,792,917
Gross (depreciation)	(12,502,252)	(107,008,282)	(26,089,001)	(27,546,711)	(15,175,135)

Net appreciation (depreciation)	$54,450,501	$562,788,039	$83,499,047	$61,825,771	$(8,382,218)

The difference between book-basis and tax-basis unrealized gains is primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation on passive foreign investment companies (PFICs), partnership adjustments and other temporary tax adjustments.

The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of this report.

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in two funds. The Global Value and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gain (loss) on investments, options and foreign currency translations. The reclassifications generally relate to the tax treatment of net operating losses, the netting of net operating loss to short-term gains, investments in REITs and partnerships, redemptions in-kind, distribution reclassifications, foreign capital gains taxes, Section 988 currency gains and losses, PFICs, paydown gains and losses, non-REIT return of capital dividends and equalization. These reclassifications have no impact on the net asset values of the Funds.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Under the Regulated Investment Company Modernization Act of 2010, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital loss carryforwards as of September 30, 2018 are as follows:

	Non-expiring
Fund	Short Term	Long Term
Emerging Markets Select Fund	$4,595,885	$—
Frontier Emerging Small Countries Fund	92,845,849	15,281,425
Global Value Fund*	24,394,990	140,073,369
U.S. Treasury Fund	11,360,448	5,529,043

*	The Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the tax year ended September 30, 2018, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Emerging Markets Select Fund	$4,355,751
Emerging Markets Small Cap Fund	11,373,715
Frontier Emerging Small Countries Fund	43,422,052

The Funds have elected to defer losses incurred from November 1, 2017 through September 30, 2018 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$9,445,183
Emerging India Fund	2,369,031	2,609,962
Emerging Markets Select Fund	—	222,936
Emerging Markets Small Cap Fund	—	3,513,046

MARCH 31, 2019 (UNAUDITED)

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Global Opportunities Fund	$—	$720,294
International Opportunities Fund	—	2,942,677
Micro Cap Fund	—	4,029,779
Small Cap Growth Fund	—	10,640,221
Small Cap Value Fund	2,338,541	69,009

EU Reclaims — As a result of several court cases in certain countries across the European Union, the Emerging Markets Small Cap Fund, Global Opportunities Fund, Global Value Fund, International Growth Fund and International Opportunities Fund filed tax reclaims for previously withheld taxes on dividends earned in Finland and Poland (EU Reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as dividend income in the Statements of Operations and related receivables, if any, are reflected as interest and dividends receivable in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims and the potential timing of payment, no amounts are reflected in the financial statements.

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2020. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2020). The Funds may only make repayments to the Advisor for the amounts reimbursed if such repayment does not cause the Funds’ expense ratio, after repayment is take into account, to exceed both (i) the expense cap at the time such amounts were waived; and (ii) the Fund’s current expense cap. All amounts not recovered at the end of the period expire on January 31, 2020. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business. The Wasatch Funds’ Board of Trustees determined that the costs of the Proxy Statement related to the identification and shareholder approval of Trustee Nominees were extraordinary expenses. Investment advisory fees and fees waived, if any, for the six months ended March 31, 2019 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.05%	1/31/2020	$120,191
Emerging India Fund	1.25%	1.75%	1.50%	1/31/2020	12,420
Emerging Markets Select Fund	1.00%	1.50%	1.20%	1/31/2020	77,076
Emerging Markets Small Cap Fund	1.65%	1.95%	1.80%	1/31/2020	153,075
Frontier Emerging Small Countries Fund	1.65%	2.15%	1.95%	1/31/2020	136,764
Global Opportunities Fund	1.25%	1.75%	1.35%	1/31/2020	17,568
Global Value Fund	0.90%	1.10%	0.95%	1/31/2020	107,412
International Growth Fund	1.25%	1.75%	1.35%	1/31/2020	18,843
International Opportunities Fund	1.75%	2.25%	1.95%	1/31/2020	39,696
Micro Cap Fund	1.50%	1.95%	N/A	1/31/2020	—
Micro Cap Value Fund	1.50%	1.95%	N/A	1/31/2020	—
Small Cap Growth Fund	1.00%	1.50%	1.05%	1/31/2020	123,827
Small Cap Value Fund	1.00%	1.50%	1.05%	1/31/2020	28,050
Ultra Growth Fund	1.00%	1.50%	N/A	1/31/2020	—
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2020	—

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the six months ended March 31, 2019, the Funds did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the 1940 Act.

WASATCH FUNDS

Notes to Financial Statements (continued)

In-Kind Transaction — In April 2017, the Wasatch International Opportunities Fund had a large in-kind redemption with an affiliated person. The transaction was effected consistent with the Funds’ Procedures for Effecting In-Kind Redemptions and was approved in advance by the Independent Trustees of the Wasatch Funds Trust.

Compensation — Officers serve in that capacity without compensation from the Trust. Beginning in the calendar year of 2018, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $120,000 per year for services rendered and a fee of $24,000 for each Board of Trustees meeting attended in person or telephonically. In addition, each Independent Trustee receives a fee of $24,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $30,000 a year as Chairman and $6,000 for attendance in person or telephonically at a Board meeting; the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive an additional $18,000 per year as Chairman and $3,600 for attendance in person or telephonically at a Board meeting. Additionally, each Independent Trustee is entitled to reimbursement of expenses related to his or her duties as a Trustee of the Funds.

Payments by Advisor — During the 2014 fiscal year, the Advisor paid certain audit, legal and/or printing fees of the Core Growth, Emerging Markets Small Cap, Global Value, Small Cap Growth and Small Cap Value Funds. The Advisor does not intend to be reimbursed for these amounts.

On October 16, 2014, the Advisor discovered a trade error involving the Ultra Growth Fund. The Advisor reimbursed the Fund $12,267. On August 2, 2016, the Advisor discovered a trade error involving the Small Cap Growth Fund. The Advisor reimbursed the Fund $12,890.

During 2018, the Advisor paid for a portion of the expenses in connection with the merger of the Long/Short and Global Value Funds.

The impact of the payments detailed above is reflected in the net expense ratios in the Financial Highlights.

Payments by Sub-Advisor — In June 2016, the Funds filed a proxy statement with the Securities and Exchange Commission to inform shareholders about a Special Meeting of Shareholders of the Wasatch-Hoisington U.S. Treasury Fund. The purpose of the Shareholder Meeting was to ask shareholders to approve a new Sub-Advisory Agreement between Wasatch Advisors, Inc. and Hoisington Investment Management Company (HIMCO) with respect to the Wasatch-Hoisington U.S. Treasury Fund. HIMCO, the Sub-Advisor for the Fund, reimbursed the Wasatch-Hoisington U.S. Treasury Fund for the costs associated with the proxy statement filing. The Sub-Advisor does not intend to be reimbursed for this amount.

Transfer Agent Intermediary Fees Reimbursed to the Advisor — Each Fund paid fees to, and reimbursed certain out-of-pocket expenses of, the Funds’ transfer agent during the period. In addition, the Advisor and the Funds’ distributor have entered into selling dealer agreements and service agreements with certain financial services companies, broker-dealers, banks, advisors, retirement service providers or other authorized agents or organizations (each an “Intermediary,” together, “Intermediaries”) to accept purchase, exchange and redemption orders on the Funds’ behalf. For Investor Class shares of the Funds, some Intermediaries do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Funds’ behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts, communication of tax information, income distribution and other services. Generally, the fee was either a per account charge based on the number of accounts to which the Intermediary provided such services, or was a percentage (as of March 31, 2019 up to 0.40% annually) of the average value of Fund Investor Class shares held in such accounts. The Advisor paid the Intermediary fees and the Funds reimbursed the Advisor for the portion of such fees, which is intended to compensate the Intermediary for provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. Institutional Class shares of the Funds do not reimburse the Advisor for payments to Intermediaries. The Funds’ reimbursement of expenses incurred for services provided by Intermediaries are included in “Shareholder servicing fees — Investor Class” in the Statements of Operations.

Custodian Out-of-Pocket Expense Reimbursement — In September 2016, State Street Bank and Trust Company (“SSB”), the Funds’ custodian, provided each Fund with an offer to reimburse the Fund for certain out-of-pocket expenses it charged the Fund between 2003 and 2015. The incorrect charges were due to inaccurate billing rates used by SSB for certain out-of-pocket expenses. SSB made the reimbursements in May 2017.

10% Shareholders — As of March 31, 2019, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	46.94%
Emerging India Fund	2	66.48%
Emerging Markets Select Fund	3	69.69%
Emerging Markets Small Cap Fund	4	72.72%
Frontier Emerging Small Countries Fund	3	57.41%
Global Opportunities Fund	3	57.85%
Global Value Fund	2	71.86%
International Growth Fund	2	56.21%

MARCH 31, 2019 (UNAUDITED)

Fund	Number of Accounts	Percent of Shares Outstanding
International Opportunities Fund	2	50.60%
Micro Cap Fund	2	34.38%
Micro Cap Value Fund	3	63.95%
Small Cap Growth Fund	2	50.96%
Small Cap Value Fund	2	42.94%
Ultra Growth Fund	2	46.42%
U.S. Treasury Fund	4	61.02%

Affiliated Interests — As of March 31, 2019, Wasatch Advisors, Inc. and its affiliates, and the retirement plans of Wasatch Advisors, Inc. and its affiliates, held shares of the Funds which may be redeemed at any time as detailed below:

Fund	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	21	1.13%
Emerging India Fund	31	6.95%
Emerging Markets Select Fund	22	20.25%
Emerging Markets Small Cap Fund	19	2.72%
Frontier Emerging Small Countries Fund	16	2.72%
Global Opportunities Fund	17	7.69%
Global Value Fund	10	1.87%
International Growth Fund	17	0.97%
International Opportunities Fund	20	1.57%
Micro Cap Fund	16	0.66%
Micro Cap Value Fund	17	3.26%
Small Cap Growth Fund	17	1.06%
Small Cap Value Fund	13	2.08%
Ultra Growth Fund	11	0.64%
U.S. Treasury Fund	12	2.26%

*	Multiple accounts with the same beneficial owner are treated as one account.

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the six months ended March 31, 2019 with an “affiliated company” as so defined:

	Share Activity				Dividends Credited to Income for the period ended 3/31/2019	Gain (Loss) Realized on Sale of Shares for the period ended 3/31/2019	Change in Unrealized Appreciation (Depreciation) for the period ended 3/31/2019
	Balance 9/30/2018	Purchases/ Additions	Sales/ Reductions	Balance 3/31/2019
Micro Cap Fund
Construction Partners, Inc., Class A	391,500	238,545	6,088	623,957	$—	$—	$633,968
IRIDEX Corp.	765,198	11,450	9,250	767,398	—	—	(1,371,704)

	1,156,698	249,995	15,338	1,391,355	$—	$—	$(737,736)

Micro Cap Value Fund
IRIDEX Corp.	427,793	58,207	—	486,000	$—	$—	$(821,462)
One Stop Systems, Inc.	549,990	175,010	—	725,000	—	—	(1,079,394)

	977,783	233,217	—	1,211,000	$—	$—	$(1,900,856)

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the

WASATCH FUNDS

Notes to Financial Statements (continued)

Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2019, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as a Percent of Net Assets
Micro Cap Fund
Medallia, Inc.	Common Stock	10/19/18	$2,500,000	$5,990,415	1.34%
Medallia, Inc., Series F	Preferred Stock	2/25/19	2,749,995	2,749,995	0.61%

			$5,249,995	$8,740,410	1.95%

Micro Cap Value Fund
Acetylon Pharmaceuticals, Inc.	Rights	12/21/16	$—	$391,628	0.15%
Cocrystal Pharma, Inc.	Common Stock	3/13/19	634,230	597,780	0.24%
Regenacy Pharmaceuticals, LLC	LLC Membership Interest	12/21/16	30,001	20,211	0.01%
Vertex Energy, Inc., Pfd., 6.00% PIK Series B	Convertible Preferred Stock	1/8/19	1,816,132	1,898,802	0.76%
Vertex Energy, Inc., expiring 12/24/2020	Warrants	6/22/15	95,000	22,500	0.01%

			$2,575,363	$2,930,921	1.17%

Small Cap Growth Fund
DataStax, Inc., Series E Pfd.	Preferred Stock	8/12/14	$8,000,002	$11,536,213	0.69%
Drilling Info Holdings, Inc.,	Seller’s Note	8/23/18	937,635	1,728,000	0.10%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	1,807,860	1,635,311	0.10%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/29/17	583,376	917,101	0.05%
Medallia, Inc. — Series F	Preferred Stock	2/25/19	10,000,005	10,000,005	0.59%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	2,000,000	454,237	0.03%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	184,939	192,208	0.01%

			$23,513,817	$26,463,075	1.57%

Ultra Growth Fund
Cocrystal Pharma, Inc.	Common Stock	3/13/19	$1,365,030	$1,286,580	0.26%
Drilling Info Holdings, Inc.,	Seller’s Note	8/23/18	70,858	132,000	0.03%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	1,629,178	1,471,772	0.30%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/29/17	584,388	917,101	0.18%
Medallia, Inc., Series F	Preferred Stock	2/25/19	2,250,000	2,250,000	0.45%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/06	500,001	113,560	0.02%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	46,235	48,052	0.01%

			$6,445,690	$6,219,065	1.25%

10. LINE OF CREDIT

Effective May 17, 2018, the Funds in the Trust renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 committed, and the other of which is $200,000,000 uncommitted, with State Street Bank and Trust Company (together, the “Line”). The agreements, as amended, have no change in the committed, uncommitted and total amounts available on the Line. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the overnight federal-funds rate in effect on the date of borrowing, plus a margin, or (b) the daily 1-Month London Interbank Offered Rate (LIBOR) in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

For the six months ended March 31, 2019, the following Funds had borrowings:

Funds Utilizing the Line of Credit	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 3/31/2019
Core Growth Fund	$6,244,137	9	$5,809	3.72%	$—
Emerging India Fund	1,337,489	36	4,745	3.55%	—
Emerging Markets Select Fund	337,397	20	699	3.73%	—
Emerging Markets Small Cap Fund	5,018,360	78	40,028	3.68%	859,296
Frontier Emerging Small Countries Fund	4,643,599	66	30,451	3.58%	—
Global Opportunities Fund	479,264	32	1,579	3.71%	—

MARCH 31, 2019 (UNAUDITED)

Funds Utilizing the Line of Credit	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 3/31/2019
Global Value Fund	$1,056,934	5	$551	3.76%	$—
International Growth Fund	14,047,253	12	17,529	3.74%	—
International Opportunities Fund	13,007,762	30	40,728	3.76%	—
Micro Cap Fund	3,196,952	15	4,933	3.70%	—
Small Cap Growth Fund	7,268,482	48	36,279	3.74%	—
Ultra Growth Fund	3,116,167	7	2,276	3.76%	—

11. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of loss exists due to changes in the market (market risk) or the failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed-income securities of non-U.S. issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging and frontier market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings. For example, after the date of this report, there has been significant political upheaval in Zimbabwe, and as a result the Pricing Committee has applied a discount to the Zimbabwe assets held by the Frontier Emerging Small Countries Fund. This discount is included in the change in unrealized gain/(loss).

India Region Risk — The securities markets in the India region (India, Bangladesh, Pakistan and Sri Lanka) are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities industries in these countries are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and shortages of vault capacity and trained personnel have existed among qualified custodial Indian banks. A fund may be unable to sell securities when the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the fund to invest may be impaired and the fund’s ability to buy or sell Indian securities may be impaired if the fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In recent years, exchange-listed companies in the information technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions can have a significant effect on economic conditions in the India region, which could adversely affect the value and liquidity of investments. Although the governments of India, Bangladesh, Pakistan and Sri Lanka have recently begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. The region is an uncertain tax environment and it is difficult to know and predict the potential implications of future tax developments. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. In recent years, terrorists believed to be based in Pakistan struck Mumbai (India’s financial capital), further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated

WASATCH FUNDS

Notes to Financial Statements (continued)

with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Liquidity Risk — The trading market for a particular security may be less liquid than it appears and market prices may not represent realizable value. This may be likely when a fund has a proportionately large investment in securities with small market capitalizations or securities in foreign markets that trade infrequently. Reduced liquidity will have an adverse impact on a fund’s ability to sell such securities quickly at the currently marked price if necessary to meet redemptions.

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund is owned by a group of shareholders advised by a common investment advisor. The Emerging Markets Select Fund also has a significant portion of net assets concentrated in relatively few related accounts. In the event of significant redemption activity by these shareholders, the Funds could experience a loss when selling portfolio securities to meet such redemption requests. The Funds could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Fund expenses may increase and performance may be materially affected.

12. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) — Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation (“NASDAQ”) system, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

MARCH 31, 2019 (UNAUDITED)

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service and categorized as Level 2.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the fund for financial reporting purposes.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2019
Core Growth Fund
Assets
Common Stocks		$2,136,939,401	$—	$—	$2,136,939,401
Short-Term Investments		—	27,396,297	—	27,396,297

		$2,136,939,401	$27,396,297	$—	$2,164,335,698

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2019
Emerging India Fund
Assets
Common Stocks		$268,444,965	$—	$—	$268,444,965
Short-Term Investments		—	2,624,967	—	2,624,967

		$268,444,965	$2,624,967	$—	$271,069,932

Emerging Markets Select Fund
Assets
Common Stocks		$44,040,095	$—	$—	$44,040,095
Preferred Stocks		1,265,112	—	—	1,265,112
Short-Term Investments		—	811,475	—	811,475

		$45,305,207	$811,475	$—	$46,116,682

Emerging Markets Small Cap Fund
Assets
Common Stocks
	Commodity Chemicals	$8,381,754	$5,003,097	$—	$13,384,851
	Consumer Finance	18,270,886	10,799,081	—	29,069,967
	Pharmaceuticals	3,258,004	—	16,582	3,274,586
	Other	385,346,726	—	—	385,346,726
Preferred Stocks		6,840,602	—	—	6,840,602

		$422,097,972	$15,802,178	$16,582	$437,916,732

Frontier Emerging Small Countries Fund
Assets
Common Stocks
	Consumer Finance	$4,674,072	$2,661,227	$—	$7,335,299
	Diversified Banks	11,141,717	2,465,276	—	13,606,993
	Food Retail	2,212,445	1,728,425	—	3,940,870
	Real Estate Operating Companies	655,824	2,308,639	—	2,964,463
	Other	28,807,584	3,863,166	—	32,670,750
Preferred Stocks		1,995,191	—	—	1,995,191
Short-Term Investments		—	917,970	—	917,970
Other Assets less Liabilities		(599,533)	—	816,982	217,449

		$48,887,300	$13,944,703	$816,982	$63,648,985

Global Opportunities Fund
Assets
Common Stocks
	Consumer Finance	$4,666,133	$1,191,387	$—	$5,857,520
	Other	108,219,686	—	—	108,219,686
Short-Term Investments		—	2,196,646	—	2,196,646

		$112,885,819	$3,388,033	$—	$116,273,852

Global Value Fund
Assets
Common Stocks
	Commodity Chemicals	$—	$1,949,582	$—	$1,949,582
	Other	165,177,402	—	—	165,177,402
Short-Term Investments		—	3,535,378	—	3,535,378

		$165,177,402	$5,484,960	$—	$170,662,362

International Growth Fund
Assets
Common Stocks
	Commodity Chemicals	$15,307,439	$9,018,304	$—	$24,325,743
	Other	1,209,189,164	—	—	1,209,189,164
Short-Term Investments		—	40,838,984	—	40,838,984

		$1,224,496,603	$49,857,288	$—	$1,274,353,891

MARCH 31, 2019 (UNAUDITED)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2019
International Opportunities Fund
Assets
Common Stocks
	Application Software	$42,028,533	$4,524,386	$—	$46,552,919
	Food Retail	14,192,772	3,567,758	—	17,760,530
	Other	326,369,920	4,060,576	8,206	330,438,702
Short-Term Investments		—	18,950,264	—	18,950,264

		$382,591,225	$31,102,984	$8,206	$413,702,415

Micro Cap Fund
Assets
Common Stocks
	Other	$436,087,311	$—	$8,740,410	$444,827,721
Short-Term Investments		—	4,054,338	—	4,054,338

		$436,087,311	$4,054,338	$8,740,410	$448,882,059

Micro Cap Value Fund
Assets
Common Stocks		$235,477,740	$2,410,364	$597,780	$238,485,884
Convertible Preferred Stocks		—	—	1,898,802	1,898,802
Rights		—	—	391,628	391,628
Limited Liability Company Membership Interest		—	—	20,211	20,211
Warrants		—	—	22,500	22,500
Short-Term Investments		—	10,052,067	—	10,052,067

		$235,477,740	$12,462,431	$2,930,921	$250,871,092

Small Cap Growth Fund
Assets
Common Stocks		$1,644,582,509	$—	$—	$1,644,582,509
Preferred Stocks		—	—	22,182,663	22,182,663
Seller’s Note		—	—	1,728,000	1,728,000
Limited Partnership Interest[1]		—	—	—	2,552,412
Short-Term Investments		—	6,841,818	—	6,841,818

		$1,644,582,509	$6,841,818	$23,910,663	$1,677,887,402

Small Cap Value Fund
Assets
Common Stocks		$495,346,062	$—	$—	$495,346,062
Short-Term Investments		—	10,112,910	—	10,112,910

		$495,346,062	$10,112,910	$—	$505,458,972

Ultra Growth Fund
Assets
Common Stocks		$448,232,769	$—	$1,286,580	$449,519,349
Preferred Stocks		—	—	2,411,612	2,411,612
Seller’s Note		—	—	132,000	132,000
Limited Partnership Interest[1]		—	—	—	2,388,873
Short-Term Investments		—	48,318,364	—	48,318,364

		$448,232,769	$48,318,364	$3,830,192	$502,770,198

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$327,065,492	$—	$327,065,492
Short-Term Investments		—	940,990	—	940,990

		$—	$328,006,482	$—	$328,006,482

[1]

Certain investments measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of Investments.

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Fair Value at 3/31/2019	Unfunded Commitments	Redemption Frequency (if currently eligible)	Redemption Notice Period
Small Cap Growth Fund
Limited Partnership Interests[1]	$2,552,412	$—	Never	N/A
Ultra Growth Fund
Limited Partnership Interests[1]	$2,388,873	$—	Never	N/A

[1]

The fair values of these limited partnership interests have been estimated using the net asset value of the Fund’s Limited Partner’s Capital Account. These limited partnership interests can never be redeemed. Distributions from each limited partnership will be received as the underlying investments are liquidated. It is estimated that the underlying assets of the limited partnerships will be liquidated over the next one to five years.

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the six months ended March 31, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. The table below shows the significant transfers between Level 1 and Level 2 due to fair valuation in certain foreign markets pursuant to a systematic valuation model.

There were transfers of $10,632,125 in the Core Growth Fund and $42,754,388 in the Small Cap Growth Fund from Level 3 to Level 1 due to a change in pricing strategy on a private company that came public. This transfer amount represents the beginning of the period value for DocuSign, Inc., which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

There was a transfer of $2,628,758 in Emerging India Fund out of Level 3 to Level 1 due to a change in pricing strategy on a private company that came public. This transfer amount represents the beginning of the period value for Aavas Financiers Ltd., which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

There was a transfer of $8,206 in the International Opportunities Fund from Level 1 to Level 3.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the six months ended March 31, 2019:

Fund	Market Value Beginning Balance 9/30/2018	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 3/31/2019	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 3/31/2019
Core Growth Fund
Common Stocks	$10,632,125	$—	$—	$—	$—	$—	$—	$(10,632,125)	$—	$—
Preferred Stocks	—	—	—	—	—	—	—	—	—	—

	$10,632,125	$—	$—	$—	$—	$—	$—	$(10,632,125)	$—	$—

Emerging India Fund
Common Stocks	$2,628,758	$—	$—	$—	$—	$—	$—	$(2,628,758)	$—	$—

	$2,628,758	$—	$—	$—	$—	$—	$—	$(2,628,758)	$—	$—

Emerging Markets Small Cap Fund
Common Stocks	$16,628	$—	$—	$—	$—	$(46)	$—	$—	$16,582	$(46)

	$16,628	$—	$—	$—	$—	$(46)	$—	$—	$16,582	$(46)

Frontier Emerging Small Countries Fund
Other assets less liabilities	$1,969,821	$—	$—	$—	$—	$(1,152,839)	$—	$—	$816,982	$(1,152,839)

	$1,969,821	$—	$—	$—	$—	$(1,152,839)	$—	$—	$816,982	$(1,152,839)

International Opportunities Fund
Common Stocks	$—	$—	$—	$—	$—	$—	$8,206	$—	$8,206	$—

	$—	$—	$—	$—	$—	$—	$8,206	$—	$8,206	$—

MARCH 31, 2019 (UNAUDITED)

Fund	Market Value Beginning Balance 9/30/2018	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 3/31/2019	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 3/31/2019
Micro Cap Fund
Common Stocks	$—	$2,500,000	$—	$—	$—	$3,490,415	$—	$—	$5,990,415	$3,490,415
Preferred Stocks	—	2,749,995	—	—	—	—	—	—	2,749,995	—

	$—	$5,249,995	$—	$—	$—	$3,490,415	$—	$—	$8,740,410	$3,490,415

Micro Cap Value Fund
Convertible Preferred Stocks	$1,855,059	$56,073	$—	$—	$—	$(12,330)	$—	$—	$1,898,802	$(12,330)
Rights	326,356	—	—	—	—	65,271	—	—	391,627	65,271
Limited Liability Company Membership Interest	44,464	634,230	—	—	—	(60,703)	—	—	617,991	(60,703)
Warrants	40,000	—	—	—	—	(17,500)	—	—	22,500	(17,500)

	$2,265,879	$690,303	$—	—	—	$(25,262)	$—	$—	$2,930,920	$(25,262)

Small Cap Growth Fund
Common Stocks	$42,754,388	$—	—	$—	$—	$—	$—	$(42,754,388)	$—	$—
Preferred Stocks	11,530,569	10,000,005	—	—	—	652,089	—	—	22,182,663	652,089
Sellers Note	1,728,000	—	—	278,485	—	(278,485)	—	—	1,728,000	(278,485)

	$56,012,957	$10,000,005	—	$278,485	$—	$373,604	$—	$(42,754,388)	$23,910,663	$373,604

Ultra Growth Fund
Common Stocks	$—	$1,365,030	—	$—	$—	$(78,450)	$—	$—	$1,286,580	$(78,450)
Preferred Stocks	87,758	2,250,000	—	—	—	73,854	—	—	2,411,612	73,854
Sellers Note	132,000	—	—	21,356	—	(21,356)	—	—	132,000	(21,356)

	$219,758	$3,615,030	$—	$21,356	—	$(25,952)	$—	$—	$3,830,192	$(25,952)

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value at 3/31/2019	Valuation Technique	Unobservable Input	Range (Average)
Frontier Emerging Small Countries Fund	Other Assets Less Liabilities: Zimbabwe RTGS dollars	$816,982	Discount for lack of marketability of currency	Discount for lack of marketability of currency	75%
Micro Cap Fund	Direct Venture Capital Investments: Internet Software & Services	$5,990,415	Financing round price	Financing round price	100%
Micro Cap Fund	Direct Venture Capital Investments: Internet Software & Services	$2,749,995	Cost	Cost	100%
Micro Cap Value Fund	Convertible Preferred: Oil & Gas Refining & Marketing	$1,898,802	Bond model with call option	Bond model with call option	100%
Micro Cap Value Fund	PIPE Investment: Pharmaceuticals	$597,780	Discount for lack of marketability	Discount for lack of marketability	10%
Micro Cap Value Fund	Rights: Pharmaceuticals	$391,628	Probability of receipt	Probability of receipt	30%
Small Cap Growth Fund	Direct Venture Capital Investments: Biotechnology	$646,445	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.0 - 17.5 (4.7) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Internet Software & Services	$10,000,005	Cost	Cost	100%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$11,536,213	Market comparable companies	EV/R* multiple Discount for lack of marketability	2.4 - 26.0 (10.5) 20%
Small Cap Growth Fund	Seller’s Note: Oil & Gas Equipment & Services	$1,728,000	Par	Par	100%

WASATCH FUNDS	MARCH 31, 2019 (UNAUDITED)

Notes to Financial Statements (continued)

Fund	Description	Fair Value at 3/31/2019	Valuation Technique	Unobservable Input	Range (Average)
Ultra Growth Fund	Direct Venture Capital Investments: Biotechnology	$161,612	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.0 - 17.5 (4.7) 20%
Ultra Growth Fund	Direct Venture Capital Investments: Internet Software & Services	$2,250,000	Cost	Cost	100%
Ultra Growth Fund	Unregistered common stock: Pharmaceuticals	$1,286,580	Discount for lack of marketability	Discount for lack of marketability	10%
Ultra Growth Fund	Seller’s Note: Oil & Gas Equipment & Services	$132,000	Cost	Cost	100%

*	Enterprise-Value-To-Revenue Multiple (“EV/R”) is a measure of the value of a stock that compares a company’s enterprise value to its revenue.

Changes in EV/R multiples may change the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations or unadjusted historical third party information. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

Other information regarding the Funds is available in the Funds’ most recent Prospectus and Report to Shareholders. This information is available on the Funds’ website at www.WasatchFunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

13. OFFSETTING

Each Fund is party to various netting arrangements. The Financial Accounting Standards Board (“FASB”) requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

The following tables present information about financial instruments that were subject to enforceable netting arrangements as of March 31, 2019:

REPURCHASE AGREEMENTS

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (not less than 0)
Core Growth Fund	Fixed Income Clearing Corp.	$27,396,297	$—	$(27,396,297)	$—
Emerging India Fund	Fixed Income Clearing Corp.	2,624,967	—	(2,624,967)	—
Emerging Markets Select Fund	Fixed Income Clearing Corp.	811,475	—	(811,475)	—
Frontier Emerging Small Countries Fund	Fixed Income Clearing Corp.	917,970		(917,970)
Global Opportunities Fund	Fixed Income Clearing Corp.	2,196,646	—	(2,196,646)	—
Global Value Fund	Fixed Income Clearing Corp.	3,535,378	—	(3,535,378)	—
International Growth Fund	Fixed Income Clearing Corp.	40,838,984	—	(40,838,984)	—
International Opportunities Fund	Fixed Income Clearing Corp.	18,950,264	—	(18,950,264)	—
Micro Cap Fund	Fixed Income Clearing Corp.	4,054,338	—	(4,054,338)	—
Micro Cap Value Fund	Fixed Income Clearing Corp.	10,052,067	—	(10,052,067)	—
Small Cap Growth Fund	Fixed Income Clearing Corp.	6,841,818	—	(6,841,818)	—
Small Cap Value Fund	Fixed Income Clearing Corp.	10,112,910	—	(10,112,910)	—
Ultra Growth Fund	Fixed Income Clearing Corp.	48,318,364	—	(48,318,364)	—
U.S. Treasury Fund	Fixed Income Clearing Corp.	940,990	—	(940,990)	—

[1]

Repurchase agreements are classified as short-term investments in the Statements of Assets and Liabilities. The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3—Securities and Other Investments “Repurchase Agreements” and the Schedules of Investments.

14. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

WASATCH FUNDS	MARCH 31, 2019

Supplemental Information

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of four Independent Trustees, all of whom were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, online at www.WasatchFunds.com or upon request by calling Wasatch Funds at 800.551.1700.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees

James U. Jensen, J.D., MBA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 74	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present. Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	15	Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation (telephone communications) from December 2007 to February 2014. Trustee, Northern Lights Fund Trust III (33 portfolios) since 2012.

Miriam M. Allison 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 71	Trustee and Chairman of the Audit Committee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	15	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Heikki Rinne, MBA, Ph.D. 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 66	Trustee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company) from 2002 to 2016. A Founder and Principal Owner of Sitoumus LLC (a training and consulting firm focusing on empowering organizational and individual engagement as well as general consulting) January 2017 to present.	15	Director, Halton Group Ltd. since 2016.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 65	Trustee	Indefinite Served as Trustee since October 2014	Director, Youth Sports Alliance since 2015. Director, Utah Symphony/Utah Opera since 2005. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 to 2012. Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 to 2004.	15

Director, Youth Sports Alliance since 2015. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009–2012.

Director Emeritus, Utah Symphony/Utah Opera since September 2017. Director, Utah Symphony/Utah Opera from 2005 to September 2017.

[1]

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years. The Board of Trustees reserves the right to permit continued service after the mandatory retirement age for any individual Trustee in its sole discretion. The Board has approved a one-year waiver of the mandatory retirement age for Mr. Jensen.

[2]

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

WASATCH FUNDS

Supplemental Information (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Eric S. Bergeson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 53	President	Indefinite Served as President since May 2018	President for the Trust since May 2018. President of the Advisor since January 2017. Vice President of Institutional Sales for the Advisor since June 1998.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 51	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007. Secretary for Wasatch Funds since November 2008. Counsel for the Advisor since October 2006.

Michael K. Yeates 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 37	Treasurer	Indefinite Served as Treasurer since May 2018	Treasurer for Wasatch Funds since May 2018. Chief Financial Officer of the Advisor since September 2007.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 46	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012. Director of Mutual Fund Services for the Advisor since June 2007.

Cheryl Reich 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 35	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for Wasatch Funds since February 2017. Compliance Associate for the Advisor since September 2012.

Kara H. Becker 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 35	Assistant Treasurer	Indefinite Served as Assistant Treasurer since May 2018	Assistant Treasurer for the Trust since May 2018. Controller for the Advisor since January 2012.

ADDITIONAL TAX INFORMATION

The Funds hereby designate the following amounts or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Fund	Amount
Core Growth Fund	$99,220,332
Emerging India Fund	4,591,525
Global Opportunities Fund	10,899,209
Global Value Fund	20,535,691
International Growth Fund	41,285,234
International Opportunities Fund	34,016,624
Micro Cap Fund	44,480,704
Micro Cap Value Fund	17,823,539
Small Cap Growth Fund	177,876,579
Small Cap Value Fund	23,502,378
Ultra Growth Fund	11,827,106

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available without charge, upon request, on the Funds’ website at www.WasatchFunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at www.WasatchFunds.com and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June  30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference room may be obtained by calling 800.SEC.0330).

MARCH 31, 2019 (UNAUDITED)

BOARD CONSIDERATIONS FOR ADVISORY AND SUB-ADVISORY AGREEMENTS OF THE WASATCH FUNDS

At a meeting held on November 6-7, 2018 (the “Meeting”), the Board of Trustees (the “Board”) of Wasatch Funds Trust (the “Trust”), including the disinterested Trustees (hereinafter, the “Independent Trustees”), unanimously approved the Advisory and Service Contract (the “Advisory Agreement”) between the Trust and Wasatch Advisors, Inc. (the “Advisor”) on behalf of each series of the Trust (each a “Fund”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Hoisington Investment Management Company (“HIMCO” or the “Sub-Advisor”) on behalf of the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”). The Advisory Agreement and Sub-Advisory Agreement are collectively the “Advisory Agreements.”

The Board, including the Independent Trustees, is responsible for overseeing the management of the Funds and as such, the Board determines each year as required by law whether to continue the Advisory Agreement with the Advisor on behalf of each Fund, and the Sub-Advisory Agreement with HIMCO on behalf of the U.S. Treasury Fund. In preparation for their review of the Advisory Agreements, the Independent Trustees requested through independent legal counsel and received extensive materials specifically prepared for the annual review of such agreements by the Advisor as well as certain materials provided by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials covered a breadth of subject matters including, among other things, an overview of the organization; leadership structure and investment process of the Advisor, including its investment risk management process; the services performed pursuant to the Advisory Agreement; the experience of the relevant investment personnel; the performance of each Fund in absolute terms and as compared to the performance of peers compiled by Broadridge and benchmark(s); the brokerage policies and practices; the fees and expenses of each Fund and as compared to peers compiled by Broadridge; and the profitability of the Advisor. With respect to the Sub-Advisor, the materials also covered, among other things, an evaluation of the Sub-Advisor by the Advisor; the organizational and leadership structure of the Sub-Advisor; the services performed pursuant to the Sub-Advisory Agreement; the experience of the relevant investment personnel; the performance of the U.S. Treasury Fund in absolute terms and as compared to the performance of peers compiled by Broadridge and a benchmark; the fees and expenses of the U.S. Treasury Fund and as compared to peers compiled by Broadridge; and certain financial data regarding the Sub-Advisor. These materials supplement the materials that the Independent Trustees received and discussed throughout the year covering topics that are also pertinent to the annual review of Advisory Agreements, such as Fund performance, compliance, risk and liquidity management, brokerage allocation, distribution activity and trade execution. The Independent Trustees consider their review of Advisory Agreements to be an ongoing process that encompasses the information received, knowledge gained and discussions held during their Board and committee meetings held throughout the year as well as while serving as Trustees. The Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In continuing their practice, the Independent Trustees met in executive session at a meeting held on October 23-24, 2018 (the “October Executive Session”) to consider and discuss the materials provided in connection with their review of the Advisory and Sub-Advisory Agreements. In their review, the Independent Trustees evaluated the advisory arrangements separately on a Fund-by-Fund and per class basis. The Independent Trustees invited members of management of the Advisor to attend the executive session from time to time to respond to questions and provide additional information. As a result of these discussions, as well as a result of the culmination of the Board’s year-round oversight of the Funds, the Independent Trustees presented the Advisor with additional questions and requests for additional information (through their independent counsel) and the Advisor provided written and oral responses to this request.

At this Meeting, the Independent Trustees met, including in executive session without management present, to further consider, in relevant part, the renewal of the Advisory and Sub-Advisory Agreements. The Independent Trustees had the benefit of independent legal counsel throughout the process. After their discussions and taking into account the information specifically provided for the evaluation of the Advisory Agreements, the information provided during the year, the accumulated knowledge and experience gained during their tenure as trustees, and the legal advice provided by legal counsel, the Independent Trustees approved the renewal of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees’ consideration of the contractual fee arrangements for the Funds were the result of several years of review and discussion between the Independent Trustees and Fund management, and the Independent Trustees’ conclusions may be based, in part, on their consideration of the fee arrangements and other factors developed in prior years. The Independent Trustees did not identify any single factor as all-important or controlling, but rather the decision reflected the comprehensive consideration of all the information presented, and each Trustee may have attributed different weights to the various factors and information considered in the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory and Sub-Advisory Agreements and its conclusions.

A. NATURE, EXTENT AND QUALITY OF SERVICES

The Board, including the Independent Trustees, considered the nature, extent and quality of the Advisor’s and the Sub-Advisor’s services to the Funds and the resulting performance of each Fund, as described in further detail below. The Board considered the comprehensive set of management, oversight and administrative services the Advisor provides to manage and operate the Funds. The Independent Trustees recognized that the Advisor provides portfolio management services for the Funds (other than the U.S. Treasury Fund). In connection with providing these portfolio management services, the

WASATCH FUNDS

Supplemental Information (continued)

Board considered the Advisor’s investment approach and philosophy, its research capabilities, the experience and tenure of the portfolio managers and the research and trading teams. In considering its investment approach, the Board recognized that the Advisor followed a research-intensive approach in evaluating companies and considered information reflecting, among other things, the Advisor’s investment process, risk identification and management process, due diligence followed in assessing companies, the portfolio construction process and the Advisor’s sell discipline. The Independent Trustees also continue to seek to meet with the portfolio manager(s) of the various Funds during the year to discuss and keep updated on, among other things, the investment approach employed, any adjustments thereto, market conditions, risk management, liquidity and investment performance. As noted below, the Independent Trustees also reviewed Fund performance in considering the investment management performance of the Advisor or HIMCO, as applicable.

In addition to portfolio management services, the Board considered the quality of the administrative or non-advisory services the Advisor provides to manage and operate the Funds (in addition to those provided by other third-parties). The Advisor oversees the day-to-day operations of the Funds providing the officers and other personnel necessary for their operation and/or overseeing the service providers involved in the daily operations of the Funds. As illustrative, these services included, but are not limited to, service provider oversight services (such as coordinating and evaluating the services of the the various third-party service providers, including the Sub-Advisor, accountants, administrator, attorneys, custodian and transfer agent), Board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings), shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); Fund regulatory and other administration services (such as overseeing the preparation of the Fund’s registration statements and other regulatory filings; overseeing the valuation of portfolio securities and daily pricing; reviewing and certifying the Funds’ financial statements; overseeing the Funds’ distributions; analyzing trade execution including monitoring and evaluating cross-trades [if any]; and overseeing and assisting with compliance with foreign registration requirements); and compliance services (such as helping to maintain and update the Funds’ compliance program and related policies and procedures as necessary or appropriate to meet new regulatory requirements; testing for compliance; providing compliance training for personnel; and evaluating the compliance programs of the Funds’ service providers). The Independent Trustees also considered the various material entrepreneurial, reputational and regulatory risks the Advisor incurs in managing the Funds in a highly regulated industry.

In helping to ensure the continuity of services, the Independent Trustees also assessed the stability, organizational structure, financial strength and resources of the Advisor. The Independent Trustees considered, among other things, information regarding the history and experience of the Advisor as an investment advisor; its leadership structure

(including committee structure); its compensation arrangements and whether they were sufficient to attract and retain qualified personnel and deter taking undue risks in portfolio management; its succession planning for key personnel; its risk identification and management process in seeking to address identified risks faced by the Advisor; its business continuity policies and procedures; and certain financial data of the Advisor, including its profitability.

With respect to the Sub-Advisor, the Independent Trustees considered the nature, extent and quality of services the Sub-Advisor provides to the U.S. Treasury Fund. The Independent Trustees recognized that the Sub-Advisor primarily provides portfolio management services for the U.S. Treasury Fund and was not expected to supply other significant administrative services. The Independent Trustees considered the background and experience of the investment personnel of the Sub-Advisor and the performance history of the U.S. Treasury Fund. The Independent Trustees also reviewed the Advisor’s evaluation of the Sub-Advisor and its performance. Similarly, in seeking to help ensure the continuity of the services of the Sub-Advisor, the Independent Trustees considered the stability, organizational structure, financial strength and resources of the Sub-Advisor. The Independent Trustees considered, among other things, the history and experience of the Sub-Advisor as a registered investment advisor; its leadership structure; its compensation arrangements; its disaster recovery plans and process; its compliance program, including its regulatory history; its process to assess enterprise risk; and certain financial data of the Sub-Advisor as described in further detail below. The Board noted that the Advisor recommended the renewal of the Sub-Advisory Agreement.

Based on their review, the Independent Trustees found that, overall, the nature, extent and quality of services provided under the Advisory Agreement and the Sub-Advisory Agreement were satisfactory on behalf of each applicable Fund.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS

As part of its evaluation of services provided by the Advisor and the Sub-Advisor, the Board reviewed the performance history of each Fund. Prior to the October Executive Session, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge Financial Solutions, Inc. “Broadridge” an independent data provider, which generally provided a Fund’s performance data for the one-, two-, three-, four-, five-, and 10-year periods ended August 31, 2018 (or for the periods available for Funds that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated funds with similar investment objectives or classifications (a “Broadridge Peer Universe”), to a more focused subset of peers (a “Broadridge Peer Group”) and a benchmark provided by Broadridge for the prescribed periods. The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group and Broadridge Peer Universe.

In addition to the Broadridge Report, the Independent Trustees also reviewed materials reflecting, among other things, the respective Fund’s historical performance for the quarter, one-, three-, five-, and 10-year periods ended

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September 30, 2018 (or for the periods available for Funds that did not exist for part of the foregoing time frame), and annual returns from 2000 through 2017 (or for the calendar years available for Funds that did not exist for part of the foregoing time frame) in absolute terms and as compared to the Fund’s respective benchmark(s) as described below.

The Board also considered information reflecting a Fund’s peer ranking in its respective Morningstar investment category and any Morningstar ratings on the Fund. The Independent Trustees further received analyst reports provided by an unaffiliated party for the following Funds: the Core Growth Fund, the International Opportunities Fund, the Small Cap Growth Fund, and the U.S. Treasury Fund. The Independent Trusts also reviewed the performance of the following Funds (the Core Growth Fund, the Emerging Markets Select Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the International Growth Fund, the International Opportunities Fund, the Micro Cap Fund, the Micro Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund and the Ultra Growth Fund), compared to the performance of certain composites of separate accounts for the one-, three-, five- and 10-year periods ended September 30, 2018 (or for such shorter periods if a Fund or separate account composite did not exist for part of the foregoing timeframe). The performance data prepared for the review of the Advisory and Sub-Advisory Agreements supplements the performance data the Trustees received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of their respective Fund.

In evaluating performance, the Independent Trustees understand certain limitations of assessing performance data which may impact the weight given to particular performance data, including the following:

•	The performance data reflects a snapshot in time as of a particular period (in this case, the periods ended August 31, 2018 and September 30, 2018) and a different performance period could generate significantly different results;
•	Long-term performance can be affected by even one period of significant underperformance or overperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance;
•	The investment experience of a particular shareholder in the Funds will vary depending on the shareholder’s particular investment period and the Fund’s performance during that period and the class held (if multiple classes are offered in a Fund);
•	Although the performance data included in the Broadridge Report was based on the performance of the Investor Class shares of the Funds, the Board recognized that certain Funds also offer an Institutional Class. The performance of another class of a Fund, however, should be substantially similar on a relative basis because the classes are invested in the same portfolio of securities and differences in performance between the classes could be principally attributed to the variation in the expenses of each class; and
•	There may be difficulties in establishing appropriate peer groups and benchmarks for certain Funds. In this regard,

the Independent Trustees considered that the Advisor and the Sub-Advisor are responsible for managing the respective Fund in accordance with its investment objective(s), investment parameters and guidelines and that peers and/or benchmarks may be following different objectives, investment parameters and guidelines and risk tolerance levels which will lead to differing performance results and may limit the value of the comparative performance data in assessing a particular Fund’s performance. The Independent Trustees have recognized some limitations with the Broadridge Peer Group for the Micro Cap Fund and Micro Cap Value Fund (collectively, the “Micro Cap Funds”) as the respective Broadridge Peer Group generally focuses on companies with larger market capitalizations than those sought by the Micro Cap Funds. As a result, the Independent Trustees also reviewed the Micro Cap Funds’ performance compared to a custom no-load peer group provided by the Advisor for the one-, three-, five- and 10-year periods ended September 30, 2018.

Based on their review of the performance data, the Independent Trustees determined the following:

Core Growth Fund

With respect to the Core Growth Fund, the Fund’s Investor Class outperformed the median of the Broadridge Peer Group for the one-, two-, three-, four-, five- and 10-year periods ended August 31, 2018. The Fund’s Investor Class and Institutional Class also outperformed the Russell 2000 Index and Russell 2000 Growth Index for the one-, three-, five- and 10-year periods ended September 30, 2018. The Board was satisfied with the Fund’s overall performance.

Emerging India Fund

With respect to the Emerging India Fund, the Fund’s Investor Class outperformed the median of its Broadridge Peer Group in the one-, two-, three-, four- and five-year periods ended August 31, 2018. The Fund’s Investor Class and Institutional Class also outperformed the MSCI India Investable Market Index for the one-, three- and five-year periods ended September 30, 2018. The Board considered that the Fund’s performance had been generally favorable.

Emerging Markets Select Fund

With respect to the Emerging Markets Select Fund, the Independent Trustees noted that although the Fund’s Investor Class slightly underperformed the median of the Broadridge Peer Group for the two-, three- and five-year periods, the class matched the median of the Broadridge Peer Group in the four-year period and outperformed the median of its Broadridge Peer Group in the one-year period ended August 31, 2018. Similarly, although the Fund’s Investor Class and Institutional Class underperformed the MSCI Emerging Markets Index over the three- and five-year periods ended September 30, 2018, each class outperformed such index for the one-year period ended September 30, 2018. Although the Fund’s performance relative to the benchmark over the longer periods was somewhat challenged, the Fund’s performance over the shorter one-year period had improved. The Board considered the Fund portfolio positions that underperformed

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those in the benchmark as well as the challenged performance of the emerging market asset class. The Board was satisfied with the explanation of the Fund’s performance and the improved performance over the one-year period, but would continue to monitor this Fund closely.

Emerging Markets Small Cap Fund

With respect to the Emerging Markets Small Cap Fund, the Independent Trustees noted that the Fund’s Investor Class provided positive absolute performance for the two-, three-, four-, five- and 10-year periods ended August 31, 2018, but the relative performance was somewhat challenged. In this regard, the Fund’s Investor Class underperformed the median of its Broadridge Peer Group for two-, three-, and five-year periods ended August 31, 2018. The Fund’s Investor Class, however, outperformed the median of its Broadridge Peer Group for the one-year period and matched the median for the Broadridge Peer Group for the four-year period ended August 31, 2018. In addition, although the Fund’s Investor Class and Institutional Class underperformed the MSCI Emerging Markets Small Cap Index and MSCI Emerging Markets Index for the one-, three- and five-year periods ended September 30, 2018, each class outperformed such indexes in the 10-year period ended September 30, 2018. The Board considered the Fund’s portfolio positions that detracted from Fund performance as well as the challenged performance of the emerging market asset class. In light of the foregoing, the Board would continue to monitor this Fund closely.

Frontier Emerging Small Countries Fund

With respect to the Frontier Emerging Small Countries Fund, the Independent Trustees noted that the Fund has experienced periods of challenged performance with the Investor Class underperforming the median of its Broadridge Peer Group for the one-, two-, three-, four- and five-year periods ended August 31, 2018. The Fund’s Investor Class and Institutional Class similarly underperformed the MSCI Frontier Emerging Markets Index and MSCI Frontier Markets Index for the one-, three- and five-year periods ended September 30, 2018. The Board considered, among other things, the portfolio positions that detracted from Fund performance and the challenged performance of the asset class. The Board also considered the steps management had taken to address performance issues, including the changes to portfolio managers of the Fund in 2016 and modifications to the investment approach of the Fund under the new management team. The Board would continue to monitor this Fund closely.

Global Opportunities Fund

With respect to the Global Opportunities Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four- and five-year periods ended August 31, 2018. Similarly, the Fund’s Investor Class and Institutional Class outperformed its benchmark, the MSCI ACWI (All Country World) Small Cap Index, for the one-, three- and five-year periods ended September 30, 2018. The

Board determined that the Fund’s overall performance over time had been generally favorable.

Global Value Fund

With respect to the Global Value Fund (formerly, the Large Cap Value Fund), the Independent Trustees noted that although the Fund’s Investor Class underperformed the median of its Broadridge Peer Group for the 10-year period ended August 31, 2018, the Fund’s Investor Class outperformed or matched the median of its Broadridge Peer Group for the one-, two-, three-, four- and five-year periods ended August 31, 2018. The Fund’s Investor Class and Institutional Class, however, underperformed the MSCI ACWI (All Country World Index) and Russell 1000® Value Index for the one-, three-, five- and 10-year periods ended September 30, 2018. In reviewing the performance, the Independent Trustees recognized that the Board had approved a change in the principal investment strategies of the Fund to permit the Fund greater ability to invest in foreign securities becoming a global value fund effective October 31, 2017, and the performance prior to such effective date would not reflect the foregoing change. Although the Fund previously had experienced periods of challenged performance, the Board recognized the steps the Advisor has taken to address performance issues and was satisfied with the Fund’s improved performance.

International Growth Fund

With respect to the International Growth Fund, the Independent Trustees noted that although the Fund’s Investor Class underperformed the median of its Broadridge Peer Group in the five-year period ended August 31, 2018, the Class outperformed the median in the one-, two-, three-, four- and 10-year periods ended August 31, 2018. The Independent Trustees further noted that the Fund’s Investor Class and Institutional Class outperformed the benchmarks, the MSCI ACWI (All Country World Index) ex-USA Small Cap Index and MSCI World ex-USA Small Cap Index, for the one-, three-, five- and 10-year periods ended September 30, 2018. The Board recognized the improved performance of the Fund and determined that it was satisfied with the Fund’s overall performance.

International Opportunities Fund

With respect to the International Opportunities Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and 10-year periods ended August 31, 2018. Similarly, the Independent Trustees noted that the Fund’s Investor Class and Institutional Class outperformed its benchmarks the MSCI ACWI ex USA. Small Cap Index and MSCI World ex USA. Small Cap Index for the one-, three-, five- and 10-year periods ended September 30, 2018. The Board determined the Fund’s overall performance had been generally favorable.

Micro Cap Fund

With respect to the Micro Cap Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed

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the median of its Broadridge Peer Group for the one-, two-, three- four-, five- and 10-year periods ended August 31, 2018. In addition, the Fund’s Investor Class outperformed its benchmark, the Russell Microcap® Index, for the one-, three-, five- and 10-year periods ended September 30, 2018. In considering the comparative data, the Independent Trustees recognized that the Broadridge Peer Group may not adequately reflect the investment strategies and investable universe of the Fund thereby limiting some of the value of the comparative data. Accordingly, the Independent Trustees also reviewed the Fund’s performance compared to a custom peer group provided by the Advisor for the one-, three-, five- and 10-year periods ended September 30, 2018. In considering the foregoing, the Board determined the Fund’s overall performance had been generally favorable.

Micro Cap Value Fund

With respect to the Micro Cap Value Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two, three-, four-, five- and 10-year periods ended August 31, 2018. Similarly, the Fund’s Investor Class outperformed its benchmark, the Russell Microcap Index, for the one-, three-, five- and 10-year periods ended September 30, 2018. In considering the comparative data, as noted above with the Micro Cap Fund, the Independent Trustees recognized that the Broadridge Peer Group may not adequately reflect the investment strategies and investable universe of the Fund thereby limiting some of the usefulness of the comparative data. The Independent Trustees accordingly also reviewed the Fund’s performance compared to a custom peer group provided by the Advisor for the one-, three-, five- and 10-year periods ended September 30, 2018? In considering the foregoing, the Board determined that the Fund’s overall performance had been generally favorable.

Small Cap Growth Fund

With respect to the Small Cap Growth Fund, the Independent Trustees noted that although the Fund’s Investor Class underperformed the median of its Broadridge Peer Group for the five-year period ended August 31, 2018, the Class outperformed such median for the one-, two-, three-, four- and 10-year periods. In addition, although the Fund’s Investor Class and Institutional Class underperformed the Russell 2000 Growth Index for the five-year period, each class outperformed such index for the one-, three- and 10-year periods ended September 30, 2018. Similarly, the Fund’s Investor Class and Institutional Class outperformed the Russell 2000 Index for the one- three-, five- and 10-year periods ended September 30, 2018. The Board was satisfied with the Fund’s overall performance.

Small Cap Value Fund

With respect to the Small Cap Value Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the performance of the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and 10-year periods ended August 31, 2018. Except that the Investor Class shares of the Fund underperformed the Russell 2000

Value Index for the three-year period ended September 30, 2018, the Institutional Class outperformed such index in such period and the Fund’s Investor Class and Institutional Class each outperformed such index for the one-, five- and 10-year periods ended September 30, 2018. Similarly, although the Fund’s Investor Class and Institutional Class underperformed the Russell 2000 Index for the one- and three-year periods ended September 30, 2018, each class outperformed such index in the five- and 10-year periods ended September 30, 2018. The Board was satisfied with the Fund’s performance.

Ultra Growth Fund

With respect to the Ultra Growth Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and 10-year periods ended August 31, 2018. In addition, the Fund’s Investor Class outperformed the Russell 2000® Growth Index for the one-, three-, five- and 10-year periods ended September 30, 2018. In light of the foregoing, the Board was satisfied with the Fund’s overall performance.

U.S. Treasury Fund

With respect to the U.S. Treasury Fund, the Independent Trustees noted that although the Fund’s Investor Class underperformed the median of its Broadridge Peer Group for the one- and two-year periods ended August 31, 2018, the Fund outperformed the median of its Broadridge Peer Group for the three-, four-, five- and 10-year periods ended August 31, 2018. Similarly, although the Fund’s Investor Class underperformed its benchmark, the Bloomberg Barclays US Aggregate Bond Index, in the one- and three-year periods ended September 30, 2018, the Fund outperformed such index in the five- and 10-year periods ended September 30, 2018. The Board was satisfied with the Fund’s overall performance.

C. FEES, EXPENSES AND PROFITABILITY

1.	Fees and Expenses

In its annual review, the Board considered the fees paid to the Advisor and Sub-Advisor and the total operating expense ratio of each Fund before and after any expense cap undertaken by the Advisor to limit the respective Fund’s operating expenses to certain levels. More specifically, the Independent Trustees reviewed, among other things, the contractual management fee rate, the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) and net total expense ratio of each class of the respective Fund in relation to those of a comparable universe of funds (the “Broadridge Expense Universe”) and to a more focused subset of comparable funds (the “Broadridge Expense Group”) established by Broadridge. The Board reviewed information regarding the methodology followed by Broadridge to develop the Broadridge Expense Universe and Broadridge Expense Group. The Board considered the net total expense ratio of each class of each Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the investors’ net experience in a Fund as it directly reflects the costs of investing in a Fund.

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In reviewing the comparative data provided by Broadridge, the Board was aware of some of the limitations of such data that arise as a result of differences between the investment strategies of the Funds and the peers, particularly with respect to the Micro Cap Fund and Micro Cap Value Fund, and that the data may vary depending on the selection and composition of the peer group. In light of the foregoing, the Independent Trustees also reviewed comparisons of the Micro Cap Fund’s and Micro Cap Value Fund’s management fee and net expense ratio with those of a custom peer group provided by the Advisor.

Aside from the comparative data provided by Broadridge, the Independent Trustees also considered information regarding fees charged by the Advisor and Sub-Advisor to other types of clients, as described in further detail below.

In addition to the foregoing fee and expense data, the Board considered information regarding the various factors that the Advisor considers in proposing a management fee level for a respective Fund, including, among other things, the potential value of the service (such as the potential for the strategy to deliver alpha and the experience of the management team with the respective strategy), the competitive marketplace (such as the uniqueness of the Fund and the fees of competitor funds) and the economics to the Advisor (such as, the costs to provide the advisory services to the particular Fund and the existence of any capacity constraints of the Fund, which may reduce the potential for revenues to the Advisor). In this regard, the Board also noted the research-intensive approach followed by the Advisor and the related costs incurred of such approach, particularly for evaluating small- or micro-cap companies as well as foreign companies; the quality and experience of the portfolio managers; and the Advisor’s willingness to close capacity-constrained Funds when necessary to protect performance and forego potential revenues that could be derived from higher asset levels. The Board further considered the Advisor’s contractual commitment to limit certain operating expenses of each of the classes of various Funds to the benefit of shareholders and reviewed the amounts, if any, the Advisor had reimbursed to the applicable Fund for the last three fiscal years.

In considering the fees of the Sub-Advisor for the U.S. Treasury Fund, the Independent Trustees considered the fee rate paid to the Sub-Advisor with respect to such Fund in absolute terms and as compared to the Sub-Advisor’s pricing schedule for portfolio management services for other clients. The Independent Trustees also noted that the Sub-Advisor fee is an obligation of the Advisor from its own revenues and not of the Fund. Further, the Independent Trustees recognized that the Advisor and the Sub-Advisor are not affiliates and the sub-advisory fee was established through arm’s length negotiations between the Advisor and the Sub-Advisor.

In its evaluation of the advisory and sub-advisory fees of the Funds, the Board observed, among other things, the following:

With respect to the Core Growth Fund, the Independent Trustees recognized that although the contractual management fee rate for the Investor and Institutional Class shares was above the median of its respective Broadridge Expense Group, the Fund had a net expense ratio that was slightly higher (within 5 basis points) than the median of its Broadridge Expense Group for the Investor Class shares and higher than the median of its Broadridge Expense Group for the Institutional Class shares. The Independent Trustees also noted, in part, the capacity constraints of this Fund, the experience and expertise of the Advisor with this strategy, the costs of the research-intensive approach, and the potential for the Fund to deliver alpha. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the Emerging India Fund, although the Fund’s contractual management fee rate for the Investor Class and Institutional Class shares was higher than the median of its Broadridge Expense Group, its net expense ratio was the same as the median of its Broadridge Expense Group for the Investor Class shares and below the median for the Institutional Class shares. The Independent Trustees also noted, in part, the capacity constraints of this Fund, the uniqueness of the Fund in the marketplace, and the additional expenses associated with evaluating and investing in companies in India. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the Emerging Markets Select Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was slightly higher (within 5 basis points) than the median of its Broadridge Expense Group for the Investor Class shares and the Institutional Class shares and the net expense ratio for the Investor Class shares was higher than the median for the Broadridge Expense Group, but the net expense ratio for the Institutional Class was lower than the median. While the Independent Trustees recognized that the Fund had more capacity than other Funds, which are focused on small- and/or micro-cap securities, the Trustees also recognized the uniqueness of the Fund’s approach to the emerging markets segment. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the Emerging Markets Small Cap Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and net total expense ratio for the Investor Class shares and Institutional Class shares were above the median of its Broadridge Expense Group. The Independent Trustees also noted, in part, the capacity constraints of this Fund, the uniqueness of the Fund in the marketplace, and the additional expenses associated with evaluating and investing in companies dispersed among the various emerging market countries. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the Frontier Emerging Small Countries Fund, the Independent Trustees noted that the contractual management fee rate and net expense ratio were above the median of its Broadridge Expense Group for the Investor and Institutional Class shares. The Trustees further recognized, however, that the management fee and expense cap on the classes of this Fund were reduced in 2017. The Independent Trustees also noted, in part, the capacity constraints

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of this Fund, the uniqueness of the Fund in the marketplace, and the additional expenses associated with evaluating and investing in companies dispersed among the various emerging market and frontier countries. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the Global Opportunities Fund, the Independent Trustees noted that although the contractual management fee rate of the Fund was above the median of its Broadridge Expense Group for the Investor Class shares and the Institutional Class shares, the Fund’s net expense ratio was the same as the median of its Broadridge Expense Group for the Investor Class shares and below the median for the Institutional Class shares. In addition, the Independent Trustees noted, in part, the capacity constraints of this Fund. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the Global Value Fund, the Independent Trustees noted that the contractual management fee rate was slightly higher (within 5 basis points) than the median of its Broadridge Expense Group for the Investor Class shares and Institutional Class shares, and the Fund’s net expense ratio was below the median of its Broadridge Expense Group for the Investor Class shares and Institutional Class shares. In addition, the Independent Trustees recognized that the Fund generally had no capacity constraints given its investment strategies. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the International Growth Fund, the Independent Trustees noted that although the Fund’s contractual management fee rate for the Investor Class shares and Institutional Class shares was above the median of its Broadridge Expense Group, its net expense ratio was below the median of the Broadridge Expense Group for its Investor Class shares and Institutional Class shares. In addition, the Independent Trustees noted, in part, the capacity constraints of the Fund, the uniqueness of the strategy of the Fund, and the additional costs incurred in evaluating and investing in foreign companies. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the International Opportunities Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and net expense ratio were above the median of its Broadridge Expense Group for the Investor Class shares and Institutional Class shares. In addition, the Independent Trustees noted, in part, the capacity constraints of the Fund, the uniqueness of the strategy of the Fund, and the additional costs incurred in evaluating and investing in foreign companies. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the Micro Cap Fund and the Micro Cap Value Fund, the Independent Trustees noted that each Fund’s contractual management fee rate and net expense ratio were above the median of its Broadridge Expense Group. The Trustees, however, recognized that the management fees for these Funds were reduced in 2016. In addition, the Independent Trustees noted, in part, the capacity constraints of the Funds, the uniqueness of the Funds and their potential to deliver alpha, the Advisor’s experience in this asset category, and the costs associated with applying the Advisor’s research-intensive approach to the micro-cap asset class. Based on its review, the Board determined that the advisory fee for each of the foregoing Funds was acceptable in light of the nature, extent and quality of services provided.

With respect to the Small Cap Growth Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was above the median of its Broadridge Expense Group for the Investor Class shares and Institutional Class shares and its net expense ratio was above the median of its Broadridge Expense Group for the Investor Class shares and slightly above (within 5 basis points) the median for the Institutional Class shares. In addition, the Trustees noted, in part, the capacity constraints of the Fund, the potential to deliver alpha, the expertise of the Advisor with the strategy and the costs associated with applying the Advisor’s research-intensive approach to the small-cap asset class. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the Small Cap Value Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was above the median of its Broadridge Expense Group for the Investor Class shares and Institutional Class shares, and the net expense ratio of the Investor Class shares was above the median of its Broadridge Expense Group but below the median for the Institutional Class shares. In addition, the Trustees noted, in part, the capacity constraints of the Fund, the potential to deliver alpha, the expertise of the Advisor with the strategy and the costs associated with applying the Advisor’s research-intensive approach to the small-cap asset class. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the Ultra Growth Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and net expense ratio for its Investor Class shares were slightly higher than (within 5 basis points) the respective median of the Broadridge Expense Group. In addition, the Independent Trustees noted, in part, the capacity constraints of the Fund, the Advisor’s expertise in the small-cap asset class and the costs associated with applying the Advisor’s research-intensive approach to the small-cap asset class. Based on its review, the Board determined the advisory fee for the Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the U.S. Treasury Fund, the Independent Trustees noted that the Fund’s contractual management fee matched the median of its Broadridge Expense Group, and the Fund’s net expense ratio was below the median of its Broadridge Expense Group for the Investor Class shares. In addition, the Independent Trustees recognized that the Fund did not have any capacity constraints. Based on its

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review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided. In addition to the advisory fee of the U.S. Treasury Fund, the Board recognized that the Fund is sub-advised and separately considered the sub-advisory fee rate paid to the Sub-Advisor by the Advisor and as compared to the Sub-Advisor’s pricing schedule for portfolio management services to other clients. With respect to the U.S. Treasury Fund, the Independent Trustees noted that the sub-advisory fee rate was in line with the Sub-Advisor’s fee schedule in light of the asset size of the Fund. In addition, the Independent Trustees also recognized that the Advisor pays the Sub-Advisor from its own revenues and the sub-advisory fee to the Sub-Advisor was established through arm’s length negotiations between the Advisor and the Sub-Advisor, which is unaffiliated with the Advisor. Based on its review, the Board determined that the sub-advisory fee for the U.S. Treasury Fund was acceptable in light of the nature, extent and quality of services provided.

2.	Fees Charged to Other Advisor and Sub-Advisor Clients

In their review of the appropriateness of fees, the Board also considered information regarding the nature of services and fee rates offered by the Advisor to other clients, including separate accounts, unified managed accounts, model accounts, collective investment trusts and certain domestic and foreign funds outside the Wasatch family of funds for which the Advisor serves as a sub-advisor. The Independent Trustees reviewed, among other things, information regarding the fee rates of certain separate accounts and if multiple separate accounts existed with varying fee rates, the range of fees and their weighted average of such accounts that are managed in a style similar to that of certain Funds. Such Funds included the Core Growth Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Value Fund, International Growth Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Ultra Growth Fund.

The Independent Trustees noted that the fee rates or weighted average fee rates for separate accounts and other types of clients were generally lower than the fees for the comparable Fund, subject to certain exceptions. The Independent Trustees considered the rationale the Advisor provided for the variations in fee rates between the Funds and other types of clients including, in particular, the material differences in the services provided to the Funds compared to other types of clients, the extensive regulatory requirements associated with operating registered investment companies, and the differences in the investment parameters and strategies between the investment companies and other clients. The Independent Trustees noted that although the Advisor may provide portfolio management services to separate accounts similar to those for the Funds, the services may still be quite different given the varying investment parameters. The Independent Trustees noted that, in general, the Advisor assessed higher fees to clients requiring a higher degree of service. The Independent Trustees acknowledged that the additional services provided to support the Funds included, among other things, fund administrative services and operations, shareholder communications, oversight of third party service providers, oversight of shareholder servicing, Board support, tax administration and compliance, and that such services were not required to the same extent or at all for other types of clients. The Independent Trustees further acknowledged the entrepreneurial, reputational and regulatory risk the Advisor incurs in managing the Funds. The Board determined that the varying levels of fees were justified given, among other things, the inherent differences in the products and level of services provided to the Funds versus other clients and the entrepreneurial and other risks incurred in sponsoring and advising the Funds.

In addition, with respect to the Sub-Advisory fees for the Sub-Advisor of the U.S. Treasury Fund, the Independent Trustees, as noted above, had reviewed the sub-advisory fee rate paid to the Sub-Advisor compared to the Sub-Advisor’s pricing schedule for portfolio management services for other clients, including the fee rate for a separate account with a similar size as the Fund. The Independent Trustees had noted that the fee rate paid to the Sub-Advisor for its sub-advisory services was reasonable in comparison to its respective pricing schedule. The Trustees further noted that the Sub-Advisor was unaffiliated with the Advisor and therefore the respective sub-advisory fee was the result of arms-length negotiations. As noted, the Board considered the sub-advisory fee to be acceptable in light of the nature, extent and quality of services provided.

3.	Profitability of the Advisor

In conjunction with their review of fees, the Independent Trustees reviewed information reflecting the Advisor’s financial condition. The Independent Trustees reviewed the consolidated financial statements of WA Holdings, Inc. (the parent of the Advisor) and its subsidiary (the Advisor) for the years ended December 31, 2017 and 2016.

The Independent Trustees also reviewed the profitability information for the Advisor derived from its relationship with each Fund for the calendar year ended December 31, 2017 on an actual and adjusted basis. The Independent Trustees evaluated, among other things, the Advisor’s revenues, expenses and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Trustees also reviewed the level of profitability realized by the Advisor including and excluding distribution expenses incurred by the Advisor from its own resources.

In its evaluation of profitability, the Independent Trustees reviewed the Advisor’s methodology used to allocate revenue and expenses for the purposes of calculating profitability per Fund. However, the Independent Trustees recognized the difficulty in calculating profitability at the individual Fund level given that the use of different but reasonable expense allocation methodologies may lead to significantly different results. Further, the Independent Trustees recognized that employee compensation was the primary expense for the Advisor and as a privately held S corporation owned by employees, the Advisor’s level of profitability could be influenced, in part, by paying employees through compensation expense as opposed to dividends as shareholders. As a result, the Independent Trustees also reviewed the Advisor’s profitability data for 2017 with

WASATCH FUNDS	MARCH 31, 2019 (UNAUDITED)

certain adjustments to the compensation expense to assist in the comparability of the Advisor’s profitability to certain industry peers. In this regard, the Independent Trustees received and reviewed comparative profitability data which included, among other things, the revenues, expenses and profit margin (pre-tax) of certain other public advisory firms in the industry which the Advisor considers resemble its business model. The Trustees, however, noted the difficulty in comparing the profitability of various investment advisors given the limited public information available and the subjective nature of calculating profitability which can be affected by numerous factors, including variations in fee waivers and expense reimbursements by the advisor, the types of funds managed, other lines of business, the cost allocation methodology, and the capital structure. Based on the information presented and recognizing the above limitations, the Independent Trustees noted that the Advisor’s profitability (with and without the compensation adjustment) appeared reasonable when compared to the peer group of unaffiliated advisors. In addition to the comparative data, the Independent Trustees also considered in assessing profitability any indirect benefits (such as soft dollars) that the Advisor or Sub-Advisor received that were directly attributable to the management of the applicable Funds as discussed in further detail below. Based on its review, the Board was satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable in light of the services provided.

In addition to the Advisor’s profitability, the Independent Trustees reviewed information reflecting the financial condition of the Sub-Advisor. Although profitability on a per account level was not available, the Trustees reviewed the Sub-Advisor’s financial statements for the years ended December 31, 2017 and 2016. Based on its review, including the Sub-Advisor’s fee schedule and the fact that the sub-advisory fee was established through arm’s length negotiations, the Independent Trustees concluded that the Sub-Advisor’s profitability from its relationship with the U.S. Treasury Fund was not unreasonable.

D.	ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board considered information provided by the Advisor regarding the possible existence of economies of scale as a Fund’s assets grow and whether the Funds have appropriately benefited from such economies of scale. In its review, the Independent Trustees recognized that economies of scale are difficult to assess or quantify, particularly on a Fund-by-Fund basis. The Independent Trustees observed that economies of scale generally occur as assets grow. However, several Funds have capacity constraints, particularly those investing primarily in small- and micro-cap companies. In light of these constraints, the Advisor has periodically closed Funds to new investments to protect performance that may not be able to be replicated at higher asset levels. Such practice may prevent such Funds from achieving economies of scale that may exist at such higher asset levels. Although the Independent Trustees recognized that closing a Fund may prevent certain economies of scale from being achieved, the Trustees noted the benefit of protecting performance for existing shareholders and maintaining the assets of these Funds at levels the Advisor believes can be effectively managed. The Independent Trustees also recognized the costs of the Advisor’s research-intensive investment process in managing Funds and the Advisor’s loss of potential revenues that could be earned on higher asset levels when a Fund is closed to new investments. With respect to Funds without capacity constraints, the Independent Trustees considered the Advisor’s position that such Funds were not of a sufficient scale to benefit from breakpoints in the fee schedule. Further, although the management fees would remain the same as assets increased since they are not subject to investment advisory fee breakpoints, the Board recognized that shareholders would benefit from the temporary expense limitation agreements that limit the overall net expense ratios on the respective classes of the Funds and which may be considered another means for sharing economies of scale.

Considering the factors above, the Independent Trustees concluded the absence of breakpoints in the management fees was acceptable and that such economies as exist are adequately reflected in the Advisor’s fee structure.

E. INDIRECT BENEFITS

The Independent Trustees received and considered information regarding indirect benefits the Advisor and Sub-Advisor may receive as a result of their relationship with the respective Fund(s). In this regard, the Independent Trustees recognized that the Advisor may receive benefits from soft dollar arrangements whereby the Advisor may use a portion of the brokerage commissions paid by the Funds to acquire research that may be useful to the Advisor in managing the Funds and other clients. The Independent Trustees recognized that the Advisor’s profitability would be lower if it paid for such research with its own revenues. With respect to the Sub-Advisor, the Independent Trustees recognized that the Sub-Advisor has not participated in soft dollar arrangements with respect to the U.S. Treasury Fund’s portfolio transactions. The Independent Trustees further considered the reputational and/or marketing benefits the Advisor and Sub-Advisor may receive as a result of their association with the Funds. The Independent Trustees took these indirect benefits into account when accessing the level of advisory fees paid to the Advisor and sub-advisory fee to the Sub-Advisor and concluded that the indirect benefits received were reasonable.

F.	ANNUAL APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Board concluded that the terms of the Advisory Agreement for each Fund and the Sub-Advisory Agreement with the Sub-Advisor on behalf of the U.S. Treasury Fund were fair and reasonable, that the Advisor’s and Sub-Advisor’s fees are reasonable in light of the services provided to each respective Fund, and that the Advisory Agreement should be approved on behalf of each Fund and the Sub-Advisory Agreement should be approved on behalf of the U.S. Treasury Fund.

WASATCH FUNDS	MARCH 31, 2019 (UNAUDITED)

Service Providers

INVESTMENT ADVISOR

Wasatch Advisors, Inc.

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

SUB-ADVISOR FOR THE WASATCH-HOISINGTON U.S. TREASURY FUND

Hoisington Investment Management Co.

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

ADMINISTRATOR AND FUND ACCOUNTANT

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS AND

INDEPENDENT TRUSTEES

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. Central Time

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

ONLINE

www.WasatchFunds.com

shareholderservice@wasatchfunds.com

WASATCH FUNDS

2019 Semi-Annual Report

www.WasatchFunds.com • 800.551.1700

MIX
Paper from responsible sources
FSC® C132107

2019 Semi-Annual Report www.WasatchFunds.com

Item 2.  Code of Ethics.

Not required.

Item 3.  Audit Committee Financial Expert.

Not required.

Item 4.  Principal Accountant Fees and Services.

Not required.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11.  Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.  Exhibits.

(a)(1)	Not required.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	May 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	May 30, 2019

By:	/s/ Michael K. Yeates
Michael K. Yeates
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	May 30, 2019